                                                                   Exhibit 3.11

                            ARTICLES OF INCORPORATION

TO THE DEPARTMENT OF STATE:
COMMONWEALTH OF PENNSYLVANIA:

     In compliance with the requirements of the "BUSINESS CORPORATION LAW," (Act No. 106), approved the 5th day of May, A.D. 1933, the undersigned 2/3 of whom are citizens of the United States, desiring that they may be incorporated as a business corporation, do hereby certify:

     1st.    The name of the corporation is THE LEHIGH PRESS, INC.,

     2nd. The location and post office address of its initial registered office in this Commonwealth is

     2026 N. 11th Street                       Philadelphia     Philadelphia
----------------------------------------------------------------------------
     (number)               (Street)           (city)           (County)

     3rd.    The purpose or purposes of the corporation are:

                  To carry on the business of stationers, printers,
             lithographers, stereotypers, electrotypers, photographic printers, engravers, photo-lithographers, die-sinkers, book-printers, account book manufacturers, dealers in parchment, dealers in stamps, advertising agents, designers, draftsmen, ink manufacturers, book sellers, publishers, paper manufacturers, and dealers in the materials used in the manufacture of paper and dealers in or manufacturers of any article of things of a character similar or amalgamous to the foregoing, or any of them, or connected therewith.


     4th.    The term of its existence is Perpetual

     5th. The authorized capital stock of the corporation is 105 shares of stock,* having a par value of $100.00 per share.


     6th. The amount of paid in capital with which the corporation will begin business is $1100.00.

----------
* Note: There should be set forth the number and par value of all shares having par value, the number of shares without par value, and the stated capital applicable thereto. If the shares are to be divided into classes, a description of each class, and a statement of the preferences, qualifications, ________, restrictions, and the special or relative rights granted to, or imposed upon, the shares of each class.

     7th. The names and addresses of the first directors and their terms of office are:

NAME                               ADDRESS               TERM OF OFFICE
John R. DePaul        1219 W. Somerset St., Phila.          One Year

Francis DePaul        6227 Hasbrook Ave., Phila.            One Year

Myrtle DePaul         6150 N. 7th St., Phila.               One Year

     8th. The name and addresses of the incorporators and the number and class of shares subscribed by each are:

NAME                               ADDRESS               NO. AND CLASS OF SHARES
John R. DePaul        1219 W. Somerset St., Phila.                  5

Francis DePaul        6227 Hasbrook Ave., Phila.                    5

Myrtle DePaul         6150 N. 7th St., Phila.                       1

/s/                             (SEAL)                                    (SEAL)
   -----------------------------              ----------------------------

/s/                             (SEAL)                                    (SEAL)
   -----------------------------              ----------------------------

/s/                             (SEAL)                                    (SEAL)
   -----------------------------              ----------------------------


  COMMONWEALTH OF PENNSYLVANIA
                                SS
  County of Philadelphia

          Before me, a Notary Public in and for the county aforesaid, personally came the above named, John R. DePaul, Francis DePaul and Myrtle DePaul _______________________________________ who, in due form of law, acknowledged the foregoing instrument to be their act and deed for the purposes therein specified.

          Witness my hand and seal of office the 30th day of December A. D. 1936

                                          /s/
                                          --------------------------------------

                                          --------------------------------------


          Approved and filed in the Department of State, on the 7th day of Jan.
A. D. 1937.

          Charter Book No. 373, Page 44   /s/
                                          --------------------------------------
                                           DEPUTY Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA

                                     [LOGO]

                               DEPARTMENT OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     Whereas, In and by the Business Corporation Law (Act No. 106), approved the 5th day of May, Anno Domini, one thousand nine hundred and thirty-three, the Department of State is authorized and required to issue a

                          CERTIFICATE OF INCORPORATION

evidencing the incorporation of a business corporation organized under the provisions of that law.

     And Whereas, The stipulations and conditions of that law have been fully complied with by the persons desiring to incorporate as

                             THE LEHIGH PRESS, INC.

     Therefore, Know Ye, That subject to the Constitution of this Commonwealth and, under the authority of the Business Corporation Law, I do by these presents, which I have caused to be sealed with the Create Seal of the Commonwealth, create, erect, and incorporate the incorporators of and the subscribers to the shares of the proposed corporation named above, their associates and successors, and also those who may thereafter become subscribers or holders of the shares of such corporation, into a body politic and corporate in deed and in law by the name chosen and hereinbefore specified, which shall exist

                                   Perpetually
and shall be invested with, and have and enjoy all the powers, privileges, and franchises incident to a business corporation and be subject to all the duties, requirements, and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.


[SEAL] Given under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 3rd day of January in the year of our Lord one thousand nine hundred and fifty and of the Commonwealth the one hundred and seventy-fourth

                        /s/ Gerard Smith
                    -----------------------------------------
                            Acting SECRETARY OF THE
                        COMMONWEALTH


                            J. Warren Mickie
                    -----------------------------------------
                        Deputy   SECRETARY OF THE COMMONWEALTH

                          AFFIDAVIT OF PAID IN CAPITAL

STATE OF PENNSYLVANIA
                          SS:
COUNTY OF PHILADELPHIA

     ON THIS 12TH DAY OF JANUARY, A. D. 1987, BEFORE ME, A NOTARY PUBLIC, IN AND FOR THE STATE AND COUNTY ABOVE NAMED, PERSONALLY APPEARED JOHN R. DEPAUL, MYRTLE DEPAUL AND FRANCIS DEPAUL who being duly sworn, did depose and say that they are a majority of the Board of Directors of The Lehigh Press, Inc. a corporation incorporated under the Business Corporation Law of the Commonwealth of Pennsylvania by a Certificate of Incorporation granted on the sixth day of January, A. D. 1937; that $1100.00, the amount of capital with which the Corporation will begin business as stated in the Articles of Incorporation has been fully paid in, to the Treasury of the Corporation, in cash.

   Sworn and subscribed to before me the
day and year above written.                   /s/
                                            ------------------------------------

                                              /s/
                                            ------------------------------------

                                              /s/
                                            ------------------------------------

                                  Notary Public

My Commission Expires March 9, 1939

     Filed in the Department of State on the 16 day of Feb., 1937.

                                              /s/
                                            ------------------------------------
                                            Deputy Secretary of the Commonwealth

Recorded in Miscellaneous Corporation Record Book No. 225, Page 35.

                               FILING FEE: $10.00

                              ARTICLES OF AMENDMENT

     In compliance with the requirements of Article VIII of the Act of the General Assembly of the Commonwealth of Pennsylvania, known as the "Business Corporation Law" approved May 5, 1933, P.L. 364, and amendments thereto, providing for amendments to the Articles of Incorporation of corporations, THE LEHIGH PRESS, INC. hereby certifies, under its corporate seal:

     1.  That its name is THE LEHIGH PRESS, INC. _______________________________
and that its registered office is located at 2926 N. 11TH STREET, PHILADELPHIA, PA.

     2. That it is a corporation incorporated and existing under the Act of the General Assembly of the Commonwealth of Pennsylvania, as shown by its Certificate of Incorporation dated the 7th day of January, 1937, and recorded in the Office of the Secretary of the Commonwealth in Charter Book No. 373, page 44 in _____________

     3. (a) That a meeting of the Board of Directors of said corporation held on December 29th, 1949, a resolution was adopted authorizing an amendment to Paragraph 5th of the Articles of Incorporation of the said corporation, and directing that such amendment be submitted to a vote of the shareholders entitled to vote thereon at a meeting to be held on December 29th, 1949.

         (b) That a meeting of the shareholders of said corporation to take action upon the proposed amendment was held on DECEMBER 29TH, 1949, at the registered office of the corporation, pursuant to* A WRITTEN WAIVER OF NOTICE SIGNED BY ALL THE SHAREHOLDERS.

     4. That at the time of the meeting of the shareholders on DECEMBER 29TH, 1949, the authorized number of all shares of the capital stock of the corporation (whether voting or non-voting) was 105 of which 105 shares were then issued and outstanding and 105 shares were entitled to vote on the proposed amendment.

     5. That at the meeting of the shareholders, held DECEMBER 29TH, 1949, the amendment herein set forth was adopted; 105 shares were voted in favor of the resolution amending the Articles of Incorporation of the corporation in the manner hereinafter set forth, and NO shares were voted against the resolution, viz.:


----------
* Set forth the kind and period of notice given to the shareholders, whether 10 days or 60 days or whether notice was waived in writing by all shareholders certified to vote thereon.

     "RESOLVED that Paragraph 5TH of the Articles of Incorporation of this corporation which reads as follows:

     '5TH. THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION IS 105 SHARES OF STOCK, HAVING A PAR VALUE OF $100.00 PER SHARE.'


Be and the same is hereby amended to read as follows:

     '5TH. THE AUTHORIZED CAPITAL STOCK OF THE CORPORATION IS 350 SHARES OF STOCK, HAVING A PAR VALUE OF $100.00 PER SHARE.'

     "RESOLVED FURTHER that the PRESIDENT and SECRETARY of this corporation be and they are hereby authorized, empowered and directed to execute, under the corporate seal of this corporation, Articles of Amendment to the Articles of Incorporation and to file such Articles of Amendment with the Department of State of the Commonwealth of Pennsylvania."

     IN TESTIMONY WHEREOF, THE LEHIGH PRESS, INC. has caused these Articles of Amendment to be signed by its PRESIDENT and its corporate seal, duly attested by its SECRETARY, to be hereunto affixed this 29TH day of DECEMBER, 1949.

                                       THE LEHIGH PRESS, INC.

                                       By       /s/
                                         ----------------------------------
                                                           President.


---------------------------------
                    Secretary


Commonwealth of Pennsylvania
County of PHILADELPHIA           SS:

     On this 29TH day of DECEMBER, 1949, before me a NOTARY PUBLIC in and for the State and County aforesaid, personally appeared FRANK DEPAUL, the President, and Val R. DePaul the Secretary, of the above named corporation, who, being duly sworn, or affirmed, did depose and say that they are respectively PRESIDENT and SECRETARY of said corporation; that the foregoing Articles of Amendment were duly signed and sealed by them as the act and deed of the corporation; that the seal affixed thereto is the common and corporate seal of the corporation; and that the statements therein are true to the best of the knowledge and belief of each deponent.

                                                /s/
                                       ------------------------------------
                                                           President
                                                /s/
                                       ------------------------------------
                                                           Secretary

   Sworn and subscribed to before me this

29TH day of DECEMBER, 1949

     Approved and filed in the Department of State, on the 3rd day of January A.
D. 1950.

                                       ------------------------------------
                                       Acting Secretary of the Commonwealth

Amendment Book No._______, page ________.

                          COMMONWEALTH OF PENNSYLVANIA

                                     [LOGO]

                               DEPARTMENT OF STATE


               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, IN AND BY ARTICLE VIII OF THE BUSINESS CORPORATION LAW, APPROVED THE FIFTH DAY OF MAY, ANNO DOMINI ONE THOUSAND NINE HUNDRED AND THIRTY-THREE, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                            CERTIFICATE OF AMENDMENT

EVIDENCING THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF A BUSINESS CORPORATION ORGANIZED UNDER OR SUBJECT TO THE PROVISIONS OF THAT LAW, AND

     WHEREAS, THE STIPULATIONS AND CONDITIONS OF THAT LAW PERTAINING TO THE AMENDMENT OF ARTICLES OF INCORPORATION HAVE BEEN FULLY COMPLIED WITH BY

                             THE LEHIGH PRESS, INC.

     THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH AND UNDER THE AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, EXTEND THE RIGHTS AND POWERS OF THE CORPORATION NAMED ABOVE, IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE ARTICLES OF AMENDMENT PRESENTED BY IT TO THE DEPARTMENT OF STATE, WITH FULL POWER AND AUTHORITY TO USE AND ENJOY SUCH RIGHTS AND POWERS, SUBJECT TO ALL THE PROVISIONS AND RESTRICTIONS OF THE BUSINESS CORPORATION LAW AND ALL OTHER APPLICABLE LAWS OF THIS COMMONWEALTH.

[SEAL]                 GIVEN   UNDER MY HAND AND THE GREAT SEAL OF THE
                              COMMONWEALTH, AT THE CITY OF HARRISBURG, THIS 3RD DAY OF JANUARY IN THE YEAR OF OUR LORD ONE THOUSAND NINE HUNDRED AND FIFTY AND OF THE COMMONWEALTH THE ONE HUNDRED AND SEVENTY-FOURTH

                                  /s/ Gerard Smith
                       ---------------------------------------------------------
                              ACTING SECRETARY OF THE COMMONWEALTH

                           CHANGE OF REGISTERED OFFICE

TO THE DEPARTMENT OF STATE
COMMONWEALTH OF PENNSYLVANIA:

     In compliance with the provisions of Section 307 of the Business Corporation Law (Act of May 5, 1933, P. L. 364), the following named Pennsylvania business corporation certifies under its corporate seal:

1st:   The name of the corporation is:

                             THE LEHIGH PRESS, INC.

2d:    The address of its registered office is 2926 North 11th Street,
                                              ----------------------------------
                                                    (Number)            (Street)

            Philadelphia                                      Philadelphia
--------------------------------------------------------------------------------
              (City)                                           (County)

3d:    The address to which the registered office is to be changed is:

       2400 E. Huntingdon Street, Philadelphia,                  Philadelphia
--------------------------------------------------------------------------------
        (Number)                (Street)              (City)       (County)

4th: Such change was authorized by resolution duly adopted by a majority of the members of the board of directors on the 31st day of October, 1950.

In Witness Whereof, the corporation has caused this statement to be signed in its name and on its behalf by its President and by its Secretary and its corporate seal to be hereto affixed on the 12th day of November, 1952.

                                                 /s/      Francis Depaul
                                    --------------------------------------------
                                                               President

                                                 /s/      Val R. Depaul
                                    --------------------------------------------
                                                               Secretary

COMMONWEALTH OF PENNSYLVANIA         ss:
COUNTY OF Philadelphia

       On this 12 day of November, 1952 before me, the undersigned authority, personally appeared /s/ Francis Depaul,

President and /s/ Val R. Depaul, Secretary, of the above named corporation, who, being duly sworn or affirmed according to law, depose and say that the seal affixed to the foregoing statement of change of registered office is the common or corporate seal of the aforenamed corporation, that the statements contained in such statement of change of registered office are true and correct and that they desire the same to be recorded as their act and deed and the act and deed of such corporation for the purposes therein specified.

                                                 /s/      Francis Depaul
                                    --------------------------------------------
                                                               President

                                                 /s/      Val R. Depaul
                                    --------------------------------------------
                                                               Secretary

Sworn and subscribed before me the day and year above written.
        SEAL

                                                 /s/      Anne C. Mcdonald
                                    --------------------------------------------
                                                         NOTARY PUBLIC
                                             My Commission Expires Mar. 10, 1953

Filed in the Department of State on the 14th day of November, 1952.

                                                 /s/      Gerard Smith
                                    --------------------------------------------
                                                   Secretary of the Commonwealth

FEE:  $10.00--CERTIFIED CHECK

                   RETURN OF ACTUAL INCREASE OF CAPITAL STOCK
                        ACT OF 1927, P. L. 322 AS AMENDED

TO THE SECRETARY OF THE COMMONWEALTH:

1.   Name of Corporation: THE LEHIGH PRESS, INC.

2.   Registered Office: 2400 E. Huntingdon Street, Philadelphia, Pa.

3.   Date of Incorporation: January 7th, 1937.

4. By virtue of an amendment of articles authorizing the increase of authorized capital of said corporation ... or ... from $ 10,500.00 to $ 35,000.00, filed in the Office of the Secretary of the Commonwealth on the 3rd day of January, 1950 the following ACTUAL INCREASE has been made in the capital stock or stated capital:

                                                                       INCREASED FROM     INCREASED TO
                                                       STATED CAPITAL  TOTAL PRIOR        TOTAL PRESENT
CLASS OF STOCK                       PAR VALUE PER     APPLICABLE TO   ACTUAL ISSUE (IN   ACTUAL ISSUE (IN
ISSUED            NUMBER OF SHARES   SHARE             NO PAR SHARES   DOLLARS)            DOLLARS)
   Common               151          $     100.00           X            $  10,500.00     $   25,600.00
   ______            __________      ____________        _______         ____________     _____________
   ______            __________      ____________        _______         ____________     _____________
   ______            __________      ____________        _______         ____________     _____________

5. Itemize here amount of Bonus or interest payable at time of filing this return. (Bonus is charged at rate of 1/5 of 1% on capital stock or stated capital. Interest is charged on unpaid bonus at the rate of 6% per annum for a period computed from 30 days after issuance of the stock until date of payment.)

CLASS OF STOCK    DATE OF            VALUE OF
ISSUED            ISSUANCE           STOCK                 BONUS         INTEREST           TOTAL
   Common          Jan. 7, 1949      $  15,100.00        $  30.20        $  3.17            $ 33.37
   ______         ______________     ____________        ________        _______            _______
   ______         ______________     ____________        ________        _______            _______
   ______         ______________     ____________        ________        _______            _______

6. After giving effect to the above return of actual increase in capital stock, the issued and outstanding capital stock at the time of filing this return is as follows:

                                                                       STATED CAPITAL
                                                                       APPLICABLE TO     TOTAL PAR VALUE AND
CLASS OF STOCK ISSUED   NUMBER OF SHARES           PAR VALUE           NO PAR SHARES     STATED CAPITAL
      Common                  256                  $  100.00                X               $ 25,600.00
      ______                ________               _________              _______           ___________
      ______                ________               _________              _______           ___________
      ______                ________               _________              _______           ___________

                                                 /s/      Val R. Depaul
                                    --------------------------------------------
                                                               President

CORPORATE
SEAL

COMMONWEALTH OF PENNSYLVANIA                ss:
COUNTY OF Philadelphia


/s/ Val R. Depaul President of the above named corporation, being duly sworn, says that the facts set forth in the above certificate are true and correct.

Sworn and subscribed before me this 31st day of October 1950.

SEAL

                                                 /s/      Albert G. Bauer
                                    --------------------------------------------
                                                         NOTARY PUBLIC
                                              My Commission Expires Jan. 1, 1951

Filed in the Department of State on the 20th day of November, 1952.


                                                 /s/      Gerard Smith
                                    --------------------------------------------
                                                  Secretary of the Commonwealth

THIS RETURN MUST BE MADE BY PRESIDENT OR TREASURER. FILING FEE $5.00. MAKE CHECK OR MONEY ORDER PAYABLE TO COMMONWEALTH OF PENNSYLVANIA.

     "RESOLVED that Paragraph 5th of the Articles of Incorporation of this corporation as amended which reads as follows:

     '5th. The authorized capital stock of the corporation is 350 shares of stock, having a par value of $100.00 per share.'


Be and the same is hereby amended to read as follows:

     '5th. The authorized capital stock of the Corporation is Two Hundred Fifty Thousand Dollars ($250,000.00), divided into Four Hundred (400) shares of Preferred Stock of the par value of One Hundred Dollars ($100.00) each and Twenty-one Hundred (2100) shares of Common Stock of the par value of One Hundred Dollars ($100.00) each.

     The Preferred Stock may be issued as and when the Board of Directors shall determine and shall entitle the holder thereof to receive out of the net surplus, and the corporation shall be bound to pay a fixed cumulative dividend at the rate of but not exceeding six per centum (6%) per annum, payable annually on the 15th day of May in each year before any dividend shall be set apart or paid on the Common Stock.

     The holders of Preferred Stock shall, in case of liquidation or dissolution of the corporation, before any amount shall be paid to the holders of the Common Stock, be entitled to be paid in full, as to par, plus an amount equal to any accrued and accumulated unpaid dividends and no more.

     The Preferred Stock, or any part thereof, at the discretion of the corporation, shall be subject to redemption and cancellation at par, plus an amount equal to any accrued and accumulated unpaid dividends, at any time upon 30 days notice to the registered holder thereof.

     The voting powers of the shareholders shall be vested exclusively in the holders of the Common Stock, and the holders of the Preferred Stock, as such, shall be entitled to no voting powers whatsoever nor shall they be entitled to notice of any meetings.'"


  * Attach rider if space is insufficient.

     "RESOLVED FURTHER that the President and Secretary of this corporation be and they are hereby authorized, empowered and directed to execute, under the corporate seal of this corporation, Articles of Amendment to the Articles of Incorporation and to file such Articles of Amendment with the Department of State of the Commonwealth of Pennsylvania."

     IN TESTIMONY WHEREOF, THE LEHIGH PRESS, INC. has caused these Articles of Amendment to be signed by its President and its corporate seal, duly attested by its Secretary, to be hereunto affixed this 6th day of May, 1953.

                                                 THE LEHIGH PRESS, INC.

                                            By   /s/ Frank Depaul
                                               ------------------------------
                                                                   President.

   /s/  Val R. Depaul
---------------------------------------
                             Secretary.

SEAL

Commonwealth of Pennsylvania
County of Philadelphia           SS:

     On this 6th day of May, 1953, before me a Notary Public in and for the State and County aforesaid, personally appeared Frank DePaul, the
President, and Val R. DePaul the  Secretary, of the of the above named
(state corporate officer)         (state corporate officer)
corporation, who, being duly sworn, or affirmed, did depose and say that they are respectively President and Secretary of said corporation; that the foregoing Articles of Amendment were duly signed and sealed by them as the act and deed of the corporation; that the seal affixed thereto is the common and corporate seal of the corporation; and that the statements therein are true to the best of the knowledge and belief of each deponent.

                                            /s/  Francis DePaul
                                     -------------------------------------------
                                                      President

                                            /s/  Val R. DePaul
                                     -------------------------------------------
                                                     Secretary

Sworn and subscribed before me this

6th day of May 1953.

SEAL

    /s/ Albert G. Bauer
--------------------------------------------
           NOTARY PUBLIC
 My Commission Expires Jan. 7, 1955

Approved in the Department of State, on the 12th day of May, 1953.

                                            /s/  Gerard Smith
                                     -------------------------------------------
                                              Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA

                                     [LOGO]

                               DEPARTMENT OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, IN AND BY ARTICLE VIII OF THE BUSINESS CORPORATION LAW, APPROVED THE FIFTH DAY OF MAY, ANNO DOMINI ONE THOUSAND NINE HUNDRED AND THIRTY-THREE, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                            CERTIFICATE OF AMENDMENT

EVIDENCING THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF A BUSINESS CORPORATION ORGANIZED UNDER OR SUBJECT TO THE PROVISIONS OF THAT LAW, AND

     WHEREAS, THE STIPULATIONS AND CONDITIONS OF THAT LAW PERTAINING TO THE AMENDMENT OF ARTICLES OF INCORPORATION HAVE BEEN FULLY COMPLIED WITH BY

                             THE LEHIGH PRESS, INC.

     THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH AND UNDER THE AUTHORITY of THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, EXTEND THE RIGHTS AND POWERS OF THE CORPORATION NAMED ABOVE, IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE ARTICLES of AMENDMENT PRESENTED BY IT TO THE DEPARTMENT OF STATE, WITH FULL POWER AND AUTHORITY TO USE AND ENJOY SUCH RIGHTS AND POWERS, SUBJECT TO ALL THE PROVISIONS AND RESTRICTIONS OF THE BUSINESS CORPORATION LAW AND ALL OTHER APPLICABLE LAWS OF THIS COMMONWEALTH.

[SEAL]             GIVEN         UNDER MY HAND AND THE GREAT SEAL OF THE
                             COMMONWEALTH, AT THE CITY OF HARRISBURG, THIS 12TH DAY OF MAY IN THE YEAR OF OUR LORD ONE THOUSAND NINE HUNDRED AND FIFTY-THREE AND OF THE COMMONWEALTH THE ONE HUNDRED AND SEVENTY-SEVENTH

                                                     /s/ Gerard Smith
                                               ---------------------------------
                                                   SECRETARY OF THE COMMONWEALTH

                   RETURN OF ACTUAL INCREASE OF CAPITAL STOCK
                        Act 150 as approved July 25, 1953

TO THE SECRETARY OF THE COMMONWEALTH:

1.     Name of Corporation: The Lehigh Press, Inc.

2.     Registered Office: 2400 E. Huntingdon Street, Philadelphia 25, Pa.

3.     Date of Incorporation: January 7, 1937

4. By virtue of an amendment of articles authorizing the increase of Par Value capital of said corporation...____________________________________________
from $35,000.00 to $250,000.00 filed in the Office of the Secretary of the Commonwealth on the 12th day of May 19 53 the following ACTUAL INCREASE has been made in the capital stock or stated capital:

                                                                           INCREASED FROM     INCREASED TO
                                                      STATED CAPITAL       TOTAL PRIOR        TOTAL PRESENT
CLASS OF STOCK       NUMBER OF      PAR VALUE PER     APPLICABLE TO NO     ACTUAL ISSUE (IN   ACTUAL ISSUE (IN
ISSUED               SHARES         SHARE             PAR SHARES           DOLLARS)           DOLLARS)
     Common             400         $      100.00                          $  25,600.00       $  65,600.00
______________       _________      _____________     ______________       ____________       _____________
______________       _________      _____________     ______________       ____________       _____________

5. Itemize here amount of Excise Tax or interest payable at time of filing this return. Excise Tax is charged at rate of 1/5 of 1% on capital stock or stated capital. Interest is charged on unpaid tax at the rate of 6% per annum for a period computed from 30 days after issuance of the stock until date of payment.)

CLASS OF STOCK       DATE OF        VALUE OF
ISSUED               ISSUANCE       STOCK             EXCISE TAX           INTEREST             TOTAL
    Common            5/12/53       $   40,000.00     $        80.00       $       4.56      $       84.56
______________       _________      _____________     ______________       ____________      _____________
______________       _________      _____________     ______________       ____________      _____________
______________       _________      _____________     ______________       ____________      _____________

6. After giving effect to the above return of actual increase in capital stock, the issued and outstanding capital stock at the time of filing this return is as follows:

                                                                       STATED CAPITAL
                                                                       APPLICABLE TO       TOTAL PAR VALUE
CLASS OF STOCK ISSUED      NUMBER OF SHARES        PAR VALUE           NO PAR SHARES       AND STATED CAPITAL
     Common                      656               $  65,600.00                            $     65,600.00
_____________________     ___________________      ___________         ______________      _______________
_____________________     ___________________      ___________         ______________      _______________

                                                    /s/ Francis Depaul
                                             -----------------------------------
                                                             President

CORPORATE SEAL

Commonwealth of Pennsylvania                ss:
County of  Philadelphia
Frank Depaul President of the above named corporation, being duly sworn, says that the facts set forth in the above certificate are true and correct.

          Sworn and subscribed before me this 28th day of May 1954.

SEAL

                                                    /s/ Alma M. Dailey
                                             -----------------------------------
                                                        NOTARY PUBLIC
                                              My Commission Expires Jan. 7, 1955

          Filed in the office of the Secretary of the Commonwealth on the 9th day of June, 1954.

                                                    /s/ Gerard Smith
                                             -----------------------------------
                                                Secretary of the Commonwealth

THIS RETURN MUST BE MADE BY PRESIDENT OR TREASURER. FILING FEE $5.00. MAKE CHECK OR MONEY ORDER PAYABLE TO COMMONWEALTH OF PENNSYLVANIA.

                                  COMMONWEALTH OF PENNSYLVANIA
Report of Increase                    DEPARTMENT OF STATE
of Stated Capital                      CORPORATION BUREAU

       In compliance with the requirements of the Act of July 25, 1953, P. L. 564, the undersigned corporation hereby certifies as follows:

1.     Name of Corporation: THE LEHIGH PRESS, INC.

2.     Registered Office: 2400 E. Huntingdon Street, Phila. 25, Pa.

3. The following INCREASE has been made in the stated capital of the corporation:

                                        Par Value per share or
     No. and Class of additional        consideration received for no par     Date of Issuance
            shares issued               shares
                 656                             Par $100.00                        1/9/57
     ___________________________        __________________________________    ________________
     ___________________________        __________________________________    ________________
     ___________________________        __________________________________    ________________
     ___________________________        __________________________________    ________________

4. After giving effect to the above increase, the stated capital of the corporation at the time of filing this return is as follows:

       Total Number and                   Total Par Value or consideration
       Class of Shares                      received for no par shares
             1312                           $ 131,200.00
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________
________________________________          __________________________________

5. The highest amount of stated capital upon which excise tax has previously been paid is: 65,600.00

6. Total amount of Excise Tax (and interest if any) payable at time of filing this report. (Excise Tax is charged at the rate of 1/5 of 1% on stated capital. Interest is charged on unpaid Excise Tax at the rate of 6% per annum for a period computed from 30 days after issuance of the stock until date of payment)

       Excise Tax                Interest (if any)               Total
        $ 131.20                       $ 37.38                  $ 165.30
________________________    ___________________________    ___________________

                                                    THE LEHIGH PRESS, INC.
                                               ---------------------------------
                                           By      /s/ George D. Kline
                                               ---------------------------------
                                                         (Treasurer)
CORPORATE SEAL

Commonwealth of Pennsylvania
County of Philadelphia           ss:

       George D. Kline Treasurer of the above named corporation, being duly sworn says that the facts set forth in the above certificate are true and correct.

       Sworn before me this 3rd day of November, 1961.

SEAL

                                                /s/ Yvette S. Schaeffer
                                           -------------------------------------
                                               My Commission Expires 5-23-64

       Filed in the office of the Secretary of the Commonwealth on the 6th day of November, 1961.

                                               /s/ E. James Trumarichi Jr.
                                           -------------------------------------
                                                Secretary of the Commonwealth

FILING FEE - $5.00
This report must be made by the President or Treasurer of the corporation.

                                                                    EXHIBIT 3.11

                               ARTICLES OF MERGER

     In compliance with the requirements of Article IX of the Business Corporation Law of the Commonwealth of Pennsylvania, providing for the merger of business corporations, The Lehigh Press, Inc., Lehigh Bindery & Mailing Service, Inc. and Lehigh Plate Making Service, Inc., being all Pennsylvania corporations, hereby certify under their respective corporate seals:

     (1) The Surviving Corporation shall be The Lehigh Press, Inc., the location of its registered office is 2400 E. Huntingdon Street, Philadelphia 25, Pennsylvania;

     (2) The Joint Plan of Merger hereinafter set forth has been approved and adopted pursuant to Section 513 of the Business Corporation Law by the unanimous written consent dated October 30, 1961 of all the shareholders of The Lehigh Press, Inc. which consent was duly filed on said date with the Secretary of said corporation and by the unanimous written consent dated October 30, 1961 of all the shareholders of Lehigh Bindery & Mailing Service, Inc. which consent was duly filed with the Secretary of said corporation on said date and by the unanimous written consent dated October 30, 1961 of all the shareholders of Lehigh Plate Making Service, Inc. which consent was duly filed with the Secretary of said corporation on said date;

     (3)  The following changes are to be made in the Articles of the Surviving
Corporation:

          (a)  Paragraph Three of said Articles which reads as follows:

               "The purpose or purposes of the corporation are:

          "To carry on the business of stationers, printers, lithographers, stereotypers, electrotypers, photographic printers, engravers, photo-lithographers, die-sinkers, book-printers, account book manufacturers, dealers in parchment, dealers in stamps, advertising agents, designers, draftsmen, ink manufacturers, booksellers, publishers, paper manufacturers. and dealers in the materials used in the manufacture of paper, dealers in or manufacturers of any articles or things of a character similar or analagous to the foregoing or any of them, or connected therewith.

is amended to read as follows:

               "The purpose or purposes of the corporation are:

               "To carry on the business of stationers, printers, lithographers, stereotypers, electrotypers, photographic printers, engravers, photo-lithographers, die-sinkers, book-printers, account book manufacturers, dealers in parchment, dealers in stamps, advertising agents, designers, draftsmen, ink manufacturers, booksellers, publishers, paper manufacturers, and dealers in the materials used in the manufacture of paper, dealers in or manufacturers of any articles or things of a character similar or analagous to the foregoing or any of them, or connected therewith; to maintain and operate a direct mail advertising service; to render, conduct and operate such special services as may be required by customers in the handling of a mailing service including the cutting, finishing, folding, binding, wrapping, mailing, collating, and delivery of printed matter, and printed material of every class and description including letter press, printing, and type composition and to have all powers essential thereto; to manufacture, process, create, distribute and deal in photographic negatives, art work illustrations, engravings and kindred products and to have all powers necessary and essential to the carrying on of a plate making service.

               (b) Paragraph Five of said Articles is hereby amended to read as follows:

               "The aggregate number of shares which the corporation shall have authority to issue is one million (1,000,000) all of which are of one class and are without par value and the stated capital applicable thereto is One Hundred Fifty Thousand ($150,000) Dollars."

     (4) The first directors of the Surviving Corporation shall be three in number and their names and addresses are as follows:

     NAME                             RESIDENCE
     ----
     John D.  DePaul                  84 Kynlyn Road, Radnor, Pa.

     Valentine R.  DePaul             433 W.  Sixth Avenue, Conshohocken, Pa.

     George D.  Kline                 246 W.  Upsal Street, Philadelphia, Pa.

(5)  The Joint Plan of Merger adopted by each of the corporations is as follows:

                              JOINT PLAN OF MERGER

                                       of

                     LEHIGH BINDERY & MAILING SERVICE, INC.
                                       and
                        LEHIGH PLATE MAKING SERVICE, INC.

                                      into

                             THE LEHIGH PRESS, INC.

     Lehigh Bindery & Mailing Service, Inc., a Pennsylvania corporation, and Lehigh Plate Making Service, Inc., a Pennsylvania corporation (hereinafter sometimes called the Merging Corporations), shall merge into The Lehigh Press, Inc., a Pennsylvania corporation (hereinafter sometimes called the Surviving Corporation). The terms and conditions of the merger and the mode of carrying the same into effect the manner and basis of converting the shares of each corporation into the shares of the Surviving Corporation, and such other details and provisions as are deemed necessary, are as follows:

     FIRST. The authorized capital stock of each of the Merging Corporations is 100 shares of Preferred Stock, par value $100 per share and 400 shares of Common Stock, par value $100 per share. Neither Merging Corporation has issued any preferred shares and 240 shares of Common Stock are issued and outstanding in each of the Merging Corporations.

     SECOND. The authorized capital stock of the Surviving Corporation is 400 shares of Preferred Stock, par value $100 per share and 2,100 shares of Common Stock, par value $100 per share; none of the preferred shares have been issued and 840 shares of the Common Stock are issued and outstanding. The authorized capital stock of the Surviving Corporation, as of the effective date of the merger, shall be 1,000,000 of Common Stock, without par value, and the stated capital applicable thereto is One Hundred Fifty Thousand ($150,000) Dollars.

     THIRD. The manner and basis of converting the outstanding shares of each corporation into the shares of the Surviving Corporation shall be as follows:

     (a) Upon the merger becoming effective, the 240 shares of Common Stock presently outstanding in Lehigh Bindery & Mailing Service, Inc. shall be changed and converted into an aggregate of 75, 000 shares of the Common Stock, without par value, of the Sur-viving Corporation.

     (b) Upon the merger becoming effective, the 240 shares of Common Stock presently outstanding in Lehigh Plate Making Service, Inc. shall be changed and convened into an aggregate of 75, 000 shares of the Common Stock, without par value, of the Surviving Corporation.

     (c) Upon the merger becoming effective, the aggregate of 840 shares of Common Stock, par value $100 per share, of The Lehigh Press, Inc. shall be divided and exchanged for an aggregate of 230,000 shares of the Common Stock, without par value, of the Surviving Corporation.

     (d) Upon the merger becoming effective, the shareholders of the Merging Corporations and the Surviving Corporation who are in each instance identical and who in each instance own the same percentage of stock in the Merging and Surviving Corporations shall receive that number of shares of the Common Stock, without par value, of the Surviving Corporation which would maintain the same percentages of ownership as existed prior to the merger.

     (e) Upon the merger becoming effective and upon the exchange of the 840 shares of Common Stock, par value $100 per share, for 230,000 shares of Common Stock, without par value, of the Surviving Corporation; pursuant to resolutions adopted by the Board of Directors of the Surviving Corporation, the sum of $47,584 will be attributed to the capital account and the sum of $38,452 will be attributed to capital surplus.

     (f) Upon the merger becoming effective and pursuant to the program of consolidation of the various business entities engaged in the commercial printing business which will now be operated by the Surviving Corporation, the assets of a limited partnership known as The Lehigh Press shall be acquired by the Surviving Corporation subject to the assumption of the partnership liabilities. This acquisition shall not entail the issuance of any stock of the Surviving Corporation. The assets and liabilities of the partnership as acquired by the Surviving Corporation shall be as of the certified accountants' report dated August 31, 1961. As of that latter date, the liabilities of the partnership exceeded its assets by the amount of $36,452. This deficiency in assets shall be charged to capital surplus.

     FOURTH. Upon the merger becoming effective, the various profit sharing plans and retirement plans covering employees of the Merging Corporations, the partnership and the Surviving Corporation shall be combined into one profit sharing plan and one retirement plan covering all the participants who now shall be deemed to be employees of the Surviving Corporation. The various profit sharing funds and retirement funds accumulated under the individual profit sharing plans and retirement plans shall be combined into one fund for the profit sharing plan and one fund for the retirement plan. All employees shall receive full credit for the length of their employment with the Merging Corporations and the partnership so that their eligibility for participation and percentage of vestiture in either the profit sharing plan or the retirement plan shall remain the same under the combined plan. The administration of the combined profit sharing plan and the combined retirement plan shall be governed in accordance with the plans as amended of the Surviving Corporation and the respective trust agreements as part of these plans.

     FIFTH. The location and post office address of the Surviving Corporation's registered office in this Commonwealth is 2400 E. Huntingdon Street, Philadelphia, Pennsylvania.

     SIXTH. The purpose or purposes of the Surviving Corporation shall be:

     To carry on the business of stationers, printers, lithographers, stereotypers, electrotypers, photographic printers, engravers, photo-lithographers, die-sinkers, book-printers, account book manufacturers, dealers in parchment, dealers in stamps. advertising agents, designers, draftsmen, ink manufacturers, booksellers, publishers, paper manufacturers, and dealers in the materials used in the manufacture of paper, dealers in or manufacturers of any articles or things of a character similar or analagous to the foregoing or any of them, or connected therewith; to maintain and operate a direct mail advertising service; to render, conduct and operate such special services as may be required by customers in the handling of a mailing service including the cutting, finishing, folding, binding, wrapping, mailing, collating, and delivery of printed matter, and printed material of every class and description including letter press, printing, and type composition and to have all powers essential thereto; to manufacture, process, create, distribute and deal in photographic negatives, art work, illustrations, engravings and kindred products and to have all powers necessary and essential to the carrying on of a plate making service.

     SIXTH. For the purposes of internal management, the Surviving Corporation shall assume the operation of the businesses, acquire all the assets and assume all the liabilities of the Merging Corporations as of the close of business at 12:00 midnight on November 30, 1961.

     SEVENTH. The merger is to be effected as soon as the requirements of the Business Corporation Law of the Commonwealth of Pennsylvania have been met.

     IN WITNESS WHEREOF, the Lehigh Bindery & Mailing Service, Inc., Lehigh Plate Making Service, Inc. and The Lehigh Press, Inc. have nausea these Articles of Merger to be executed under the seal of each corporation, and signed by the President and Secretary of each corporation, this 31st day of October, 1961.

                                      LEHIGH BINDERY & MAILING SERVICE, INC.

                                      By:            /s/
                                         ---------------------------------------
                                                              President


                                  Attest:            /s/
                                         ---------------------------------------
                                                              Secretary


                                      LEHIGH PLATE MAKING SERVICE, INC.

                                      By:            /s/
                                         ---------------------------------------
                                                              President


                                  Attest:            /s/
                                         ---------------------------------------
                                                              Secretary


                                      THE LEHIGH PRESS, INC.

                                      By:            /s/
                                         ---------------------------------------
                                                              President


                                  Attest:            /s/
                                         ---------------------------------------
                                                              Secretary


Approved and filed in the Department of State on the 6th day of November, 1961.


                                  ----------------------------------------------
                                  Deputy Secretary of the Commonwealth

                          COMMONWEALTH OF PENNSYLVANIA
                                     [LOGO]
                               DEPARTMENT OF STATE

                               DEPARTMENT OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

          WHEREAS, under the terms of the Business Corporation Law, approved May 5, 1933, P.L. 364, as amended, the Department of State is authorized and required to issue a

                              CERTIFICATE OF MERGER

evidencing the merger of one or more corporations into one of such corporations under the provisions of that law:

          AND WHEREAS, The stipulations and conditions of that law relating to the merger of such corporations have been fully complied with by LEHIGH BINDERY & MAILING SERVICE, INC., LEHIGH PLATE MAKING SERVICE, INC., and THE LEHIGH PRESS, INC.

          THEREFORE, KNOW YE, That subject to the Constitution of this Commonwealth, and under the authority of the Business Corporation Law, approved May 5, 1933, P.L. 364, as amended, I DO BY THESE PRESENTS, which I have caused to be sealed with the Great Seal of the Commonwealth, merger the above named

                     LEHIGH BINDERY & MAILING SERVICE, INC.

                        LEHIGH PLATE MAKING SERVICE, INC.

                                  into and with

                THE LEHIGH PRESS, INC., the Surviving Corporation

which shall continue to be invested with and have and enjoy all the powers, privileges and franchises incident to a domestic business corporation, and be subject to all the duties, requirements and restrictions specified and enjoined in and by the Business Corporation Law and all other applicable laws of this Commonwealth.

[SEAL]                     Given    under my Hand and the Great Seal of the
                                    Commonwealth, at the City of Harrisburg this
                                    6th day of November in the year of our Lord
                                    one thousand nine hundred and sixty-one and
                                    of the Commonwealth the one hundred and
                                    eighty-sixth.
                                                     /s/
                                    --------------------------------------------
                                        SECRETARY OF THE COMMONWEALTH

Change of Registered                          COMMONWEALTH OF PENNSYLVANIA
Office - Pennsylvania                             DEPARTMENT OF STATE
Business Corporation                               CORPORATION BUREAU

          In compliance with the requirements of Section 307 of the Business Corporation Law approved May 5, 1933, P.L. 364, as amended, the following named Pennsylvania business corporation makes the following statement under its corporate seal:

1.        The name of the corporation is:

                             THE LEHIGH PRESS, INC.
--------------------------------------------------------------------------------

2.        The address of its present registered office is:

        2400 East Huntington Street       Philadelphia         Philadelphia
--------------------------------------------------------------------------------
 (Number)                   (Street)          (City)             (County)

3.       The address to which the registered office is to be changed is:

         929 Land Title Building          Philadelphia         Philadelphia
--------------------------------------------------------------------------------
(Number)                    (Street)          (City)             (County)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors.

         IN TESTIMONY WHEREOF, the corporation has caused this statement to be signed by its President or Vice-President and its corporate seal, duly attested by its Secretary or Treasurer to be hereunto affixed this 16th day of Dec., 1962.


                                               THE LEHIGH PRESS, INC.
                                          -------------------------------


                                          By:  /s/
                                               ---------------------------------
                                                  (President or Vice-President)
Attest:

/s/
-----------------------------------
      (Secretary or Treasurer)

(CORPORATE)
(  SEAL   )

Approved and filed in the Department of State on the 13th day of April A.D.
1964.


                                           /s/
                                          --------------------------------------
                                               Secretary of the Commonwealth

  ARTICLES                   COMMONWEALTH OF PENNSYLVANIA
     OF                           DEPARTMENT OF STATE
  AMENDMENT                       CORPORATION BUREAU

               In compliance with the requirements of Article VIII of the Business Corporation Law approved the 5th day of May, 1933, P.L. 364, as amended, the applicant desiring to amend its Articles hereby certifies, under its corporate seal that:

1.   The name of the corporation is:

          The Lehigh Press, Inc.

2.   The location of its registered office is:

          2400 East Huntingdon Street, Philadelphia, Pennsylvania  19125

3.   The corporation was formed under the Act of May 5, 1933

4.   Its date of incorporation is: January 17, 1937

5.   (Strike out (a) or (b) below, whichever is not applicable)

     (a) The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

                  Time:  The 28th  day of  April, 1969.

                  Place: The Fidelity Building, 123 South Broad Street,
                         Philadelphia, Pa.

                  Kind and period of notice: Annual Meeting; 20 days' written notice

6.   At the time of the action of the shareholders:

      (a)  The total number of shares outstanding was:  768,437

      (b)  The number of shares entitled to vote was:*  768,437

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:**

          560,646

     (b)  The number of shares voted against the amendment was:**

          4,863

     *If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth.

     **If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth.

NOTE: If the effect of the amendment is to increase the authorized capital stock of the corporation, excise tax at the rate of 1/5 of 1% on the amount of increase will be due and payable with the filing of the amendment.

NOTE: Filing fee-$30.00. (In addition to any amount of excise tax due and owing)

8.   The amendment adopted by the shareholders, set forth in full follows:

                  See attached papers

     IN TESTIMONY WHEREOF, the applicant has caused these Articles of Amendment to be signed by its President or Vice President and its corporate seal, duly attested by its Secretary or Treasurer, to be hereunto affixed this 29th day of April, 1969


                                                  THE LEHIGH PRESS, INC.
                                          --------------------------------------


                                          By: /s/
                                              ----------------------------------
                                                  (President or Vice-President)
Attest:


/s/
------------------------------------
       (Secretary or Treasurer)


(CORPORATE)
(  SEAL   )

Approved and filed in the Department of State on the 1st day of May A.D. 1969.


                                           /s/
                                          --------------------------------------
                                           Secretary of the Commonwealth

     Article Five of the Articles of Incorporation, as amended, which presently reads as follows:

          The aggregate number of shares which the corporation shall have authority to issue is One Million (1,000,000), all of which are of one class and are without par value and the stated capital applicable thereto is One Hundred Fifty Thousand ($150,000.00) Dollars.

is hereby amended to read as follows:

                                  ARTICLE FIVE

                                   I. CAPITAL

          (A)  The authorized capital stock of this corporation is:

               1) 50,000 shares of Preferred Stock without par value, having an aggregate stated capital assigned thereto of $2,250,000;

               2) 2,000,000 shares of Common Stock without par value, having an aggregate stated capital assigned thereto of $235,000.

                               II. PREFERRED STOCK

     (A) Any unissued shares of Preferred Stock may be divided and issued at any time and from time to time, in one or more series as authorized by the Board of Directors, subject to the limitations of this Article. Subject to variations with respect to relative rights and preferences between the series to be fixed by resolution of the Board of Directors as hereinafter provided, the shares of Preferred Stock shall be identical and relative preferences, participations, options and other special rights and qualifications, limitations and restrictions in each series of the Preferred Stock shall be such as are stated and expressed in this Article Fifth and, to the extent not stated and expressed herein, shall be such as may be fixed by the Board of Directors who are hereby expressly granted authority to do so. Such variations with respect to such relative rights and preferences between series of Preferred Stock to be fixed by the Board of Directors shall be expressly stated in a resolution or resolutions adopted at any time and from time to time by the Board of Directors providing for the issuance of shares of Preferred Stock of such series. Such resolution or resolutions shall specify:

          1) the distinctive designation of such series and the number of shares which shall constitute such series, which number may be increased (except where otherwise provided by the Board of Directors in creating such series) or decreased (but not below the number of shares thereof then outstanding) from time to time by resolution or resolutions adopted by the Board of Directors;

          2) the stated value assigned to such series, (which value may be different for different series) provided however, that the total stated value for all series of Preferred Stock shall not exceed the amount set forth in paragraph I(A)1 above;

          3) the rate of dividends, if any, payable on shares of such series, the date, if any, from which such dividends shall be payable, the conditions upon which and the date when such dividends shall be payable, and whether such dividends shall be cumulative or noncumulative and if cumulative, the date from which they shall accumulate;

          4) whether the Preferred Stock of such series shall be redeemable, and, if redeemable, at what time and under what conditions and the amount or amounts payable to the holders of all shares of such series in the event of redemption;

          5) the amount or amounts which the holders of Preferred Stock of such series may be entitled to receive in the event of a voluntary or involuntary liquidation, dissolution or winding up of the Corporation (which amounts need not be the same for each such event);

          6) provide whether a sinking fund for the redemption or purchase of shares of such series is required, and if required the terms and conditions governing the operation of any such fund and the status as to reissue of shares of Preferred Stock purchased or otherwise reacquired or redeemed or retired through the operation of any such sinking fund, and may further provide that so long as the Corporation is in default as to any such sinking fund the Corporation shall not (with such exceptions, if any, as may be provided) pay any dividends upon purchased or redeemed shares or Common Stock.

          7) whether the Preferred Stock of such series shall have the privilege of conversion, and if such privilege shall be granted, the terms and conditions on which such shares may be converted into shares of another series of Preferred Stock or into shares of Common Stock, or into shares of a Class or Series of capital stock which are then authorized for issue;

          8) the order of priority or seniority between shares of different Series which order may differ for each of the following purposes: (a) dividends, (b) redemption, (c) conversion, and (d) distribution in the event of liquidation, dissolution or similar event;

          9) may, in a manner not inconsistent with the provisions of this Article Fifth, (i) grant voting rights to the holders of shares of such series, in addition to and not inconsistent with those granted by this Article Fifth to the holders of Preferred Stock; impose conditions or restrictions upon the creation of indebtedness of the Corporation or upon the issue of additional Preferred Stock or other capital stock ranking equally therewith or prior thereto as to dividends or distribution of assets on liquidation; (iii) impose conditions or restrictions upon the payment of dividends upon, or the making of other distributions to, or the acquisitions of, Common Stock.

          The term "fixed for such series" and similar terms shall mean as stated and expressed in this Article Fifth or as stated in the resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of the series referred to therein.

          (B) Subject to any limitations imposed by the resolution or resolutions providing for the issuance thereof, the holders of the Preferred Stock of the respective series shall be entitled to receive, when and as declared by the Board of Directors out of any funds legally available therefor, preferential dividends in cash, at the rate per annum, if any, fixed for such series, payable at quarter-yearly, half-yearly, or yearly intervals, and on such dates as may be specified in the resolution or resolutions adopted by the Board of Directors providing for the issue of Preferred Stock of such respective series, to shareholders of record on a date preceding each such dividend payment date, fixed by the Board of Directors as record date in advance of the payment of the particular dividend.

          (C) So long as any shares of Preferred Stock shall remain outstanding, in no event shall any dividend whatsoever, whether in cash, stock or otherwise, be paid or declared, or any distribution be made on any Common Stock, nor shall any shares of Common Stock be purchased, retired or otherwise acquired for a valuable consideration by the Corporation, unless all accumulated dividends on outstanding shares of Preferred Stock for all past dividend periods shall have been paid, or declared and a sum sufficient for the payment thereof set apart, and the full dividend thereon for the then current dividend period shall have been paid, or declared and a sum sufficient for the payment thereof set aside. Nothing contained herein shall, however, be deemed to restrict the right of conversion of the shareholders of the Preferred Stock, if such right was provided in the resolution or resolutions of the Board of Directors providing for such series. For purposes of this Article Fifth, dividends shall not be deemed to have "accrued" for any dividend period on the shares of Preferred Stock of any series unless such shares were outstanding during such period and either (i) the resolution or resolutions of the Board of Directors providing for such series shall expressly state that dividends on shares thereof accrue whether or not earned or declared, and are cumulative, or (ii) any and all contingencies to which the accrual of dividends on shares of such series shall by the terms of the resolution or resolutions of the Board of Directors providing for such series be subject shall have been satisfied; and the term "accrued and unpaid dividends" with respect to Preferred Stock of any series shall mean accrued dividends on all outstanding shares of Preferred Stock of such series, from the date or dates from which dividends accrued thereon to the date as of which accrued and unpaid dividends are being determined, less the aggregate amount of all dividends theretofore declared and paid or set apart for payment upon such outstanding Preferred Stock.

          (D) The Corporation at the option of the Board of Directors may redeem all or any part of the Preferred Stock of any series which by its terms is redeemable, at the time or times and on the terms and conditions fixed for such series, upon notice duly given in the manner provided in the resolution or resolutions of the Board of Director providing for such series, by paying therefor in cash the sum fixed for such series together in each case, with an amount equal to all accumulated and unpaid dividends thereon, and, if the resolution or resolutions of the

Board of Directors providing for such series so provides, dividends accrued thereon to the date of redemption. The resolution or resolutions of the Board of Directors providing for a series may provide that when notice of redemption of all or part of the shares of such series shall have been given, and the redemption price of such shares together with accumulated and/or accrued dividends to the date fixed as the redemption date (which shall be a date after the date of such notice) has been set aside by the Corporation, or deposited with a suitable depository, for the pro rata benefit of the holders of the shares called for redemption, then the shares so called shall no longer be deemed outstanding and all rights with respect to such shares including the accumulation and/or accrual of further dividends, other than the right to receive the redemption price of such shares, without interest, and the right to convert such shares into shares of another series or class, if such right was provided for in the resolution or resolutions of the Board of Directors providing for such series, shall cease. Such resolution or resolutions may further provide, in any case where funds are deposited with a depository other than the Corporation, that any funds held by such depository in respect of shares not presented for redemption within such period as may be fixed in such resolution or resolutions, but not less than six months, after the date on which such funds were first available to holders of such shares against presentation thereof shall be repaid to the Corporation, and that thereafter the holder of such shares shall look solely to the Corporation for the funds payable upon redemption thereof.

          (E.) Except as herein or by law expressly provided or except as may be provided for any series of Preferred Stock by the resolution or resolutions of the Board of Directors providing for the issuance thereof as herein permitted, the Preferred Stock shall have no right or power to vote on any question or any proceedings, or to be represented at or to receive notice of any meeting of stockholders. On any matters on which the holders of the Preferred Stock shall be entitled to vote, they shall be entitled to one vote for each share held.

          1) So long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least a majority of the number of shares of the Preferred Stock at the time outstanding, given in person or by proxy, either by writing or by vote at any annual meeting or any special meeting called for the purpose, amend, alter or repeal any of the provisions of this Article Fifth so as to affect adversely the rights, powers or preferences of the Preferred Stock or of the holders thereof. So long as the shares of any particular series of Preferred Stock are outstanding, the Corporation shall not, without the consent of the holders of at least majority of the number of shares of the Preferred Stock of such series at the time outstanding, given in person or by proxy, either in writing or by vote at a special meeting called for the purpose, amend, alter or repeal any provisions of this Article Fifth or of any resolution or resolutions relating exclusively to the shares of Preferred Stock of such series, so as to effect adversely the rights, powers or preferences of the Preferred Stock of such series or of the holders thereof.

          2) So long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the consent of at least a majority of the number of the shares of the Preferred Stock at the time outstanding, given in person or by proxy, either in writing or by vote at any annual meeting or any special meeting calling for the purpose, purchase, redeem or otherwise acquire for value any shares of Preferred Stock or of any other stock ranking on a parity with the Preferred Stock in respect of dividends or distribution of assets on liquidation during the continuance of any default in the payment of dividends on the Preferred Stock.

          3) Any action specified in this subdivision (E) as requiring the consent of the holders of at least a specified proportion of the number of shares of Preferred Stock or of any particular series thereof at the time outstanding or represented at a meeting may be taken with such additional vote or consent, if any, of stockholders as may be from time to time required by law.

          (F) In the event of any liquidation, dissolution or winding up of the affairs of the Corporation, voluntary or involuntary, then before any distributions or payments shall be made to the holders of the Common Stock, the holders of the Preferred Stock of the respective series shall be entitled to be paid, in the order of seniority of the respective series fixed therefor, in full the respective amounts fixed with respect to liquidation, dissolution or winding up, voluntary or involuntary, as the case may be, in the resolution or resolutions of the Board of Directors providing for the issuance of the shares of such series, plus a sum equal to all accumulated and unpaid dividends thereon to the date of payment, and if the resolution or resolutions of the Board of Directors providing for such series so provides, dividends accrued thereon to the date of payment. After such payment shall have been made in full to the holders of the Preferred Stock, the remaining assets and funds of the corporation shall be distributed pro rata among the holders of the Common Stock of the Corporation. In the event that the assets of the Corporation available for distribution to the holders of the Preferred Stock shall not be sufficient to make the payment in full to all series of Preferred Stock as herein required to be made, such assets shall be distributed to the holders of the Preferred Stock in the order of priority or seniority of the respective series fixed therefor by the resolution or resolutions of the Board of Directors providing for the issuance of the shares of such series, so that the holders of the respective series in descending order of seniority shall receive payment in full or receive a pro rata distribution of available assets before any distribution is made, in full or pro rata, to the holders of any other series.

          (G) Except as otherwise provided in any resolution of the Board of Directors providing for the issuance of any particular series of Preferred Stock, the Preferred Stock redeemed or otherwise retired by the Corporation shall assume the status of authorized but unissued Preferred Stock and may thereafter, subject to the provision of this Article Fifth and any restrictions contained in any such resolution, be reissued in the same manner as other authorized but unissued Preferred Stock.

                                III. COMMON STOCK

          (A) Subject to the limitations stated in Part II hereof, and any further limitation prescribed in accordance therewith, the holders of the Common Stock shall be entitled to participate in, equally per share, and to receive dividends if, as and when, the same may be, from time to time, declared upon such stock by the Board of Directors.

                                IV. VOTING RIGHTS

          (A) Expect as provided by the resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, and except as expressly provided in part II hereof, the holders of the Common Stock, voting as one class, shall have the inclusive right to vote on all matters before the stockholders.

          1) Such voting rights of the Common Stock shall be cumulative in the case of election of directors and one vote for each share thereof on all other matters submitted to them; provided however, that no change in the amended Articles of Incorporation which would affect the Common Stock adversely shall be made without the affirmative vote of not less than two-thirds in interest of the total number of shares entitled to vote thereon.

          2) Except as provided by the resolution or resolutions of the Board of Directors providing for the issue of any series of Preferred Stock, a majority of the issued and outstanding Common Stock shall constitute a quorum for the election of directors.

                          COMMONWEALTH OF PENNSYLVANIA
                                     [LOGO]
                               DEPARTMENT OF STATE

               TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

          Whereas, IN AND BY ARTICLE VIII OF THE BUSINESS CORPORATION LAW, APPROVED THE FIFTH DAY OF MAY, ANNO DOMINI ONE THOUSAND NINE HUNDRED AND THIRTY-THREE, P. L. 364, AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                            CERTIFICATE OF AMENDMENT

EVIDENCING THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF A BUSINESS CORPORATION ORGANIZED UNDER OR SUBJECT TO THE PROVISIONS OF THAT LAW, AND

          Whereas, THE STIPULATIONS AND CONDITIONS OF THAT LAW PERTAINING TO THE AMENDMENT OF ARTICLES OF INCORPORATION HOVE BEEN FULLY COMPLIED WITH BY

                             THE LEHIGH PRESS, INC.

          Therefore, Know Ye, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH AND UNDER THE AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH 1 HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, EXTEND THE RIGHTS AND POWERS OF THE CORPORATION NAMED ABOVE, IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE ARTICLES OF AMENDMENT PRESENTED BY IT TO THE DEPARTMENT OF STATE, WITH FULL POWER AND AUTHORITY TO USE AND ENJOY SUCH RIGHTS AND POWERS, SUBJECT TO ALL THE PROVISIONS AND RESTRICTIONS OF THE BUSINESS CORPORATION LAW AND ALL OTHER APPLICABLE LAWS OF THIS COMMONWEALTH.

                                Given UNDER MY HAND AND THE GREAT SEAL OF THE
                                     COMMONWEALTH  OF THE CITY OF  HARRISBURG,
                                     THIS 1ST DAY OF MAY IN THE YEAR OF OUR LORD
                                     ONE THOUSAND NINE HUNDRED AND SIXTY-NINE
                                     AND OF THE COMMONWEALTH THE ONE HUNDRED AND
                                     NINETY-THIRD


                                     -------------------------------------------
                                           SECRETARY OF THE COMMONWEALTH

                      STATEMENT AFFECTING SERIES OF SHARES

                             THE LEHIGH PRESS, INC.

          In compliance with the requirements of Article VI of the Business Corporation Law, P.L. 364, as amended, and in accordance with Section 602 thereof, The Lehigh Press, Inc. hereby certifies under its corporate seal as follows:

          1.   The name of the corporation is The Lehigh Press, Inc.

          2. The Resolutions amending prior resolutions establishing and designating a Series A and Series B Preferred Stock and fixing and determining the relative rights and preferences thereof are attached hereto and filed hereby.

          3. The aggregate number of shares established and designated by (i) these Resolutions are 10,684 shares of Series A preferred Stock and 6000 shares of Series B Preferred Stock, (ii) no shares having been issued under prior resolutions, such prior resolutions are repealed, revoked and rendered of no effect by the Resolutions attached hereto, (iii) under Article V of the Articles of Incorporation, as amended on May 1, 1969, the company is authorized to issue a total of 50,000 shares of Preferred Stock without par value, having a stated capital assigned of $2,250,000.00, and the Board of Directors is expressly authorized to adopt Resolutions from time to time setting forth the relative rights and preferences of such Preferred Stock.

          4. The attached Resolutions were adopted by unanimous vote of the Board of Directors taken at a duly convened meeting held on June 27, 1969.

          In testimony whereof the Applicant has caused this Statement to be signed by its Vice president, and its corporate seal, duly attested by its Secretary, to be affixed hereto this 10th day of July, 1969.

                                              THE LEHIGH PRESS INC.


                                              By
                                                --------------------------------
                                                           Vice President


Attest:


---------------------------------
             Secretary

                      RESOLUTIONS OF THE BOARD OF DIRECTORS

                          ESTABLISHING SERIES OF SHARES

                              ADOPTED JUNE 27, 1969

                                   ----------

          RESOLVED, that, pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation by the provisions of the Certificate of Incorporation, as amended, the Board hereby creates a series of the Preferred Stock of the corporation to consist of 10,684 shares and hereby fixes the designations, powers, privileges, preferences and other special rights and qualifications, limitations, and restrictions thereof of the shares of such series (in addition to the designations, powers, preferences and other special rights and qualifications, limitations or restrictions thereof, set forth in the Certificate of Incorporation, as amended, which are applicable to the Preferred Stock of all series) as follows:

          A. The series of Preferred Stock created by this Resolution shall be designated "Series A, 6% Cumulative Convertible Voting Preferred Stock".

          B. The Series A Preferred shall be without par value and shall have a stated value of $125.00 per share.

          C. The holders of the Series A Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, in its discretion, out of funds lawfully available for dividends, cumulative dividends at the rate of 6% of the stated value per share per annum, and no more, payable quarterly on the last Friday of November, February, May and August in each year to stockholders of record on the respective dates fixed from time to time by the Board of Directors in advance of the date of payment of each dividend. The dividends on the Series A Preferred, whether or not earned or declared, shall be cumulative and shall accrue from the date of issue.

          D. The holders of the Series A Preferred shall be entitled to receive dividends thereon at the rate specified hereinabove and no more, for all past dividend periods subsequent to the issuance of Series A Preferred and for the current dividend period, all of which shall be paid, or shall be declared and a sum sufficient for the payment thereof set aside, before any dividends may be declared or paid or set apart for payment, to the holders of the Common Stock.

          E. In case of liquidation, dissolution, or winding up of the affairs of the corporation, whether voluntary or involuntary, holders of the shares of the Series A Preferred shall first be entitled to receive, before the holders of Common Stock, out of the net assets of the Company, the stated value of their shares plus any accumulated but unpaid dividends, without interest.

          F. At any time after the issuance thereof, but before the close of business on the day prior to the day fixed for any redemption, the shares of this Series A Preferred shall be convertible, at the option of the respective owners of record thereof, upon surrender of the certificates representing the shares to be converted at the office of any transfer agent for the shares of this Series A Preferred, into fully paid and non-assessable shares of Common Stock of the corporation at the ratio of 2-1/2 shares of Common Stock for each share of Series A Preferred; subject, however, to increase or decrease in the number of Common Stock shares to be issued if the number of shares of issued Common Stock shall be increased or reduced by changing stated value, split-up, reclassification, stock dividend or the like. Provided, however, that no certificates for Common Stock shall be issued for fractional shares, but rather cash shares based on the value of $50 for one full share of Common Stock.

          1. Any holder of shares of this Series A Preferred desiring to convert the same into Common Stock shall surrender the certificates representing the shares of Series A Preferred so to be converted at the office of the transfer agent of the company duly endorsed in blank or accompanied by proper instruments of transfer in such form as the company may require, and shall give written notice to the corporation at the office of such transfer agent that he elects to convert such shares of Series A Preferred into Common Stock, and shall set forth in such notice the name or names in which the certificate or certificates of Common Stock are to be issued.

          2. The company, as soon as practicable after surrender of certificates for shares of Series A Preferred, accompanied by the notice above prescribed, will deliver at the office of the said transfer agent to the person by whom or for whose account such certificate for shares of Series A Preferred were so surrendered, certificates for the number of shares of Common Stock deliverable upon such conversion, which shall be in lieu and in conversion thereof and in lieu of any unpaid dividends theretofor accrued. Such conversion shall be deemed to have been made as of the date of such surrender of the certificates for the shares of Series A preferred to be converted, and the person or persons entitled to receive the Common Stock upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

          3. Shares of Series A Preferred surrendered for conversion shall be canceled and shall not be reissued.

          4. The company shall, at all times, keep available out of its authorized but unissued and unreserved Common Stock, for the purpose of effecting the conversion of shares of Series A Preferred, such number of shares of its Common Stock as shall, from time to time, be sufficient to effect the conversion of all outstanding shares of this series.

          5. All shares of Common Stock issued or delivered upon conversion of the shares of Series A Preferred shall be duly and validly issued and fully paid and non-assessable.

          6. The company shall pay the amount of any and all taxes imposed in respect to the issuance or delivery of shares of the Common Stock upon conversion of any of the shares of Series A Preferred in the name or names of the respective owners of record of the shares of Series A Preferred surrendered for conversion.

          C. The Series A Preferred shall be issued in certificates of whole shares, and no fraction thereof.

          H. The company at the option of the Board of Directors may redeem, at any time and from time to time, after the fifth anniversary date of issuance of shares of Series A Preferred, the whole or any part of this Series A Preferred at any time outstanding by paying to the respective stockholders the stated value of shares so to be redeemed plus dividends accrued thereon at the date fixed for redemption, without interest. The term "dividends accrued" when used herein with reference to any particular date of redemption of or distribution on the Series A preferred shall be deemed to mean the excess, if any, of the annual dividend on such Series A Preferred at the rate of six per cent per annum for each full year, and a pro rata portion thereof for any fraction of a year, from the date on which dividends on such stock became cumulative, to the date of redemption or distribution, as the case may be, over the total dividends actually paid upon such shares.

          1. If less than all of the Series A Preferred is to be redeemed at any particular time, the redemption shall be in such amounts and by such methods, whether by lot or pro rata, and subject to such other provisions as may from time to time be determined by the Board of Directors.

          2. The company shall give notice to the holders of record of Series A preferred which are called for redemption by certified mail, postage prepaid, at their respective addresses as the same appear on the Stock Transfer Records of the Company, and such notice shall be mailed at least thirty days prior to the date set for payment.

          3. Such notice shall advise each holder of Series A Preferred called for redemption of the name and address of the transfer agent to whom the share certificate shall be delivered, the certificate numbers of the certificates to be redeemed, and the date set for payment.

          4. If notice of redemption is given as provided above, prior to the date set for payment the company shall deposit sums sufficient for such redemption with a bank or trust company doing business in the City of New York or the City of Philadelphia, which funds shall be applied to the redemption of the shares of the Series A Preferred called for redemption. From and after the time of such deposit, all shares of the Series A Preferred called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall cease and terminate except only the right to convert any of the shares of Series A Preferred in accordance with the provisions hereinbefore set forth, and the right of the holders thereof to receive the redemption price, without interest, at any time after the time of such deposit upon surrender of the certificates for the shares called for the redemption duly endorsed in blank or accompanied by proper instruments of transfer.

               (i) Any funds so set apart or deposited which, at the end of six years after the redemption date, remain unclaimed, shall be released and returned to the company upon demand, and shall thereafter be available for general corporate purposes, and the depository, if any, shall thereon be relieved of all responsibility therefor to such holders.

          FURTHER RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the corporation, by the provisions of the Certificate of Incorporation, as amended, the Board of Directors hereby creates a series of

Preferred Stock of the corporation to consist of 6,000 shares and hereby fixes the designations, powers, privileges, preferences, and other special rights, and the qualifications, limitations and restrictions thereof, of the shares of such series, (in addition to the designations, powers, preferences and other special rights and qualifications, limitations and restrictions thereof set forth in the Certificate of Incorporation, as amended, which are applicable to the Preferred Stock of all Series) as follows:

          A. The designation of the series of Preferred Stock created by this Resolution shall be "Series B 6% Cumulative Convertible Voting Preferred Stock".

          B. The Series B Preferred shall be without par value and shall have a stated value of $125 per share.

          C. The holders of the Series B Preferred shall be entitled to receive, when, as and if declared by the Board of Directors, in its discretion, out of funds lawfully available for dividends, cumulative dividends at the rate of 6% of the stated value per share per annum and no more, payable quarterly on the last Friday of November, February, May and August in each year to stockholders of record on the respective dates fixed from time to time by the Board of Directors in advance of the date of payment of each dividend. The dividends on the Series B preferred, whether or not earned or declared, shall be cumulative and shall accrue from the date of issue, or from such other date fixed by the Board of Directors at the time of issue.

          D. The holders of the Series B Preferred shall be entitled to receive dividends thereon at the rate specified hereinabove and no more, for all past dividend periods subsequent to the respective dates of issue of each such share of Series B Preferred and for the current dividend period, all of which shall be paid or shall be declared and a sum sufficient for the payment thereof set aside, before any dividends may be declared or paid or set apart for payment, to the holders of the Common Stock.

          E. In case of liquidation, dissolution or winding up of the affairs of the corporation, whether voluntary or involuntary, the holders of Series B Preferred shall be entitled to receive out of the net assets of the company, prior to any distribution to the holders of Common Stock, the stated value of their shares of Series B preferred plus any accumulated but unpaid dividends, without interest.

          F. The company, at the option of the Board of Directors, may, at any time, and from time to time, after the fifth anniversary date of issuance of shares of this series, redeem the whole or any part of this Series B Preferred at any time outstanding by paying to the respective stockholders the stated value of shares so to be redeemed plus dividends accrued thereon at the date fixed for redemption, without interest. The term "dividends accrued" when used herein with reference to any particular date of redemption of or distribution on the Series B preferred shall be deemed to mean the excess, if any, of the annual dividend on such Series B preferred at the rate of six per cent per annum for each full year, and a pro rata portion thereof for any fraction of a year, from the date on which dividends on such stock became cumulative, to the date of redemption or distribution, as the case may be, over the total dividends actually paid upon such shares.

          1. If less than all of the Series B preferred is to be redeemed at any particular time, the redemption shall be in such amounts and by such methods, whether by lot or pro rata, and subject to such other provisions as may from time to time be determined by the Board of Directors.

          2. The company shall give notice to the holders of record of Series B preferred which are called for redemption by certified mail, postage prepaid, at their respective addresses as the same appear on the Stock Transfer Records of the company, and such notice shall be mailed at least thirty days prior to the date set for payment.

          3. Such notice shall advise each holder of Series B Preferred shares called for redemption, of the name and address of the transfer agent to whom the share certificate shall be delivered, the certificate numbers of the certificates to be redeemed, and the date set for payment.

          4. If notice of redemption is given as provided above, prior to the date set for payment the company shall deposit sums sufficient for such redemption with a bank or trust company doing business in the City of New York or the City of Philadelphia, which funds shall be applied to the redemption of the shares of the Series B Preferred called for redemption. From and after the time of such deposit, all shares of the Series B Preferred called for redemption shall no longer be deemed to be outstanding and all rights with respect to such shares shall cease and terminate, except only the right to convert any of the shares of Series B Preferred in accordance with the provisions hereinafter set forth and the right to receive the redemption price, without interest, at any time after the time of such deposit, upon surrender of the certificates for the shares called for the redemption duly endorsed in blank or accompanied by proper instruments of transfer.

          (i) Any funds so set apart or deposited which, at the end of six years after the redemption date, remain unclaimed, shall be released and returned to the company upon demand, and shall thereafter be available for general corporate purposes, and the depository, if any, shall thereon be relieved of all responsibility therefor to such holders.

          G. At any time after the issuance thereof, but before the close of business on the day prior to the day fixed for any redemption, the shares of this Series B Preferred shall be convertible, at the option of the respective owners of record thereof, upon surrender of the certificates representing the shares to be converted at the office of any transfer agent for the shares of Series B Preferred, into fully paid and non-assessable shares of Common Stock of the corporation at the ratio of 2-1/2 shares of Common Stock for each share of Series B Preferred; subject, however, to increase or decrease in the number of Common Stock shares to be issued if the number of shares of issued Common Stock shall be increased or reduced by changing stated value, split-up, reclassification, stock dividend or the like. Provided, however, that no certificates for Common Stock shall be issued for fractional shares, but rather cash shares based on the value of $50 for one full share of Common Stock.

          1. Any holder of shares of this Series B Preferred desiring to convert the same into Common Stock shall surrender the certificates representing the shares of Series B preferred so to be converted at the office of the transfer agent of the company duly endorsed in blank or accompanied by proper instruments of transfer in such form as the company may require, and shall give written notice to the corporation at the office of such transfer agent that he elects to convert such shares of this series into Common Stock, and shall set forth in such notice the name or names in which the certificate or certificates of Common Stock are to be issued.

          2. The company, as soon as practicable after surrender of certificates for shares of this Series B Preferred, accompanied by the notice above prescribed, will deliver at the office of the said transfer agent to the person by whom or for whose account such certificate for shares of this series were so surrendered, certificates for the number of shares of Common Stock deliverable upon such conversion, which shall be in lieu and in conversion thereof and in lieu of any unpaid dividends theretofor accrued. Such conversion shall be deemed to have been made as of the date of such surrender of the certificates for the shares of Series B Preferred to be converted, and the person or persons entitled to receive the Common Stock upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the close of business on such date.

          3. Shares of Series B Preferred surrendered for conversion shall be canceled and shall not be reissued.

          4. The company shall, at all times, keep available out of its authorized but unissued and unreserved Common Stock, for the purpose of effecting the conversion of shares of Series B Preferred, such number of shares of its Common Stock as shall, from time to time, be sufficient to effect the conversion of all outstanding shares of Series B Preferred.

          5. All shares of Common Stock issued or delivered upon conversion of the shares of Series B Preferred shall be duly and validly issued and fully paid and non-assessable.

          6. The company shall pay the amount of any and all taxes imposed in respect to the issuance or delivery of shares of the Common Stock upon conversion of any of the shares of Series B Preferred in the name or names of the respective owners of record of the shares of this series surrendered for conversion.

          H. The Series B preferred shall be issued in certificates of whole shares, and no fraction thereof.

          FURTHER RESOLVED, that the holders of the Common Stock, Series A Preferred and Series B Preferred, shall, voting, as a single class, be each entitled to one vote for each share of such stock standing in such holders' names on the books of the company, with the following exceptions only:

          1. At all elections for members of the Board of Directors of the company, each holder of any share of Common Stock, Series A Preferred or Series B Preferred, shall vote cumulatively:

          2. No change in the Articles of Incorporation of the company which would affect the Series A Preferred or Series B Preferred and Common Stock adversely and/or unequally, shall be made without the affirmative vote of not less than a majority of the number of shares then outstanding in each such class.

          Filed in the Department of State on the 17th day of July, A.D. 1969.


                                              ----------------------------------
                                                Secretary of the Commonwealth

APPLICANT'S ACCOUNT NO.                                   Filed this 1st day of
                       -------------                      June, A.D. 1976
DSCB:BCL-806 (Rev. 8-72)                                  Commonwealth of Pennsylvania
                                  3-1-76:23 162           Department of State
                         -------------------------------
FILING FEE: $40
AB-2

                                     202583
                          COMMONWEALTH OF PENNSYLVANIA    /s/
ARTICLES OF                    DEPARTMENT OF STATE
AMENDMENT -                    CORPORATION BUREAU
DOMESTIC BUSINESS CORPORATION

                                                          Secretary of the Commonwealth   dag

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:

     THE LEHIGH PRESS, INC.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                  929                             Land Title Building
--------------------------------------------------------------------------------
                (NUMBER)                              (STREET)

       Philadelphia              Pennsylvania                   19110
--------------------------------------------------------------------------------
          (CITY)                                              (ZIP CODE)

3.   The statute by or under which it was incorporated is:

     Business Corporation Law, Act of May 5, 1933

4.   The date of its incorporation is:  January 7, 1937

5.   (Check, and if appropriate, complete on of the following):

     /X/      The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

      Time:    The 30th day of April, 1976.

      Place:   The Fidelity Bank, 123 South Broad Street, Philadelphia,
               Pennsylvania

      Kind and period of notice   Annual Meeting; 20 days' written notice

     / /      The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)      The total number of shares outstanding was:

              820,921

     (b)      The number of shares entitled to vote was

              820,921

7.   In the action taken by the  shareholders:

     (a)      The number of shares voted in favor of the amendment was:

              511,954

     (b)      The number of shares voted against the amendment was:

              10,095

8. The amendment adopted by the shareholders, set forth in full, is as follows:

Article Five, Section IV(A)1 now reads as follows:

     "1) Such voting rights of the Common Stock shall be non-cumulative and each shareholder shall have one vote for each share of Common Stock on all matters submitted to them, including the election of directors; provided, however, that no change in the Amended Articles of Incorporation which would affect the Common Stock adversely shall be made without the affirmative vote of not less than two-thirds in interest of the total number of common shares entitled to vote thereon."

Paragraph H1 of the "Statement Affecting Series of Shares - The Lehigh Press, Inc." now reads as follows:

     "1. At all elections for members of the Board of Directors, each holder of any share of Series A Preferred or Series B Preferred shall vote cumulatively."

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 27th day of MAY , 19 76 .

                                                       THE LEHIGH PRESS, INC.
                                                      --------------------------
                                                       (NAME OF CORPORATION)

Attest:                                           By:  /s/
                                                      --------------------------
                                                              (SIGNATURE)
/s/ Marie Kathleen White
--------------------------------------
                  (SIGNATURE)                          President
                                                      --------------------------
                                                         (TITLE: PRESIDENT, VICE
                                                          PRESIDENT, ETC.)
Vice President and Secretary
--------------------------------------
  (TITLE: SECRETARY,
   ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

     A. Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.       Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWEALTH OF PENNSYLVANIA

                                     [LOGO]
                               DEPARTMENT OF STATE

     TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, IN AND BY ARTICLE VIII OF THE BUSINESS CORPORATION LAW, APPROVED THE FIFTH DAY OF MAY, ANNO DOMINI ONE THOUSAND NINE HUNDRED AND THIRTY-THREE, P.L. 364, AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                            CERTIFICATE OF AMENDMENT

EVIDENCING THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF A BUSINESS CORPORATION ORGANIZED UNDER OR SUBJECT TO THE PROVISIONS OF THAT LAW, AND

     WHEREAS, THE STIPULATIONS AND CONDITIONS OF THAT LAW PERTAINING TO THE AMENDMENT OF ARTICLES OF INCORPORATION HAVE BEEN FULLY COMPLIED WITH BY

                             THE LEHIGH PRESS, INC.


     THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH AND UNDER THE AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, EXTEND THE RIGHTS AND POWERS OF THE CORPORATION NAMED ABOVE, IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE ARTICLES OF AMENDMENT PRESENTED BY IT TO THE DEPARTMENT OF STATE, WITH FULL POWER AND AUTHORITY TO USE AND ENJOY SUCH RIGHTS AND POWERS, SUBJECT TO ALL THE PROVISIONS AND RESTRICTIONS OF THE BUSINESS CORPORATION LAW AND ALL OTHER APPLICABLE LAWS OF THIS COMMONWEALTH.

                          GIVEN UNDER MY HAND AND THE GREAT SEAL OF THE COMMONWEALTH, AT THE CITY OF HARRISBURG, THIS 1ST DAY OF JUNE IN THE YEAR OF OUR LORD ONE THOUSAND NINE HUNDRED AND SEVENTY-SIX AND OF THE COMMONWEALTH THE TWO HUNDREDTH

                                          /s/ C. De Lores Tucker
                                     -----------------------------------
                                              SECRETARY OF THE COMMONWEALTH

DSCB:BCL-307 (Rev. 8-72)                                  Filed this 26th day of
                                                          April, A.D. 1978
FILING FEE: $40                                           Commonwealth of
                                                          Pennsylvania
AB-2                                                      Department of State
                                3-1-78:18    105
                              --------------------------
STATEMENT OF        202583                                Barton A. Fields
CHANGE OF REGISTERED      COMMONWEALTH OF PENNSYLVANIA
OFFICE-DOMESTIC                DEPARTMENT OF STATE                     WF/he
BUSINESS CORPORATION           CORPORATION BUREAU

                                                          Secretary of the
                                                          Commonwealth

     In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933, (P. L. 364) (15 P.S. Section 1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1. The name of the corporation is:

                             THE LEHIGH PRESS, INC.

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                             929 Land Title Building
--------------------------------------------------------------------------------
             (NUMBER)                                     (STREET)

            Philadelphia,                    Pennsylvania          19110
--------------------------------------------------------------------------------
               (CITY)                                       (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

          1098 Welsh Road
--------------------------------------------------------------------------------
              (NUMBER)                                    (STREET)

          Huntingdon Valley                   Pennsylvania        19006
--------------------------------------------------------------------------------
               (CITY)                                       (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed this 18th day of April , 1978.

                                                  THE LEHIGH PRESS, INC.
                                      ------------------------------------------
                                                      (NAME OF CORPORATION)

                                      By /s/      William F. Love
                                      ------------------------------------------
                                                           (SIGNATURE)

                                                  Vice President
                                      ------------------------------------------
                                       (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/    Marie K. White
-------------------------------
        (SIGNATURE)
Marie K. White
Secretary
-------------------------------
  (TITLE:  SECRETARY,
   ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                          Filed this 26TH day of
APPLICANT'S ACC'T NO.                                     APRIL, 1978
                                                          Commonwealth of Pennsylvania
DSCB:BCL-903 (Rev. 8-72)                                  Department of State
                             3-1-78:18    106
FILING FEE: $80 PLUS $20                                  EFFECTIVE: May 1, 1978
FOR EACH PARTY CORPORATION
IN EXCESS OF TWO        ---------------------------------
AMB-9          202583          (Line for numbering)       Barton A. Fields

                          COMMONWEALTH OF PENNSYLVANIA                     WF/he
ARTICLES OF MERGER--           DEPARTMENT OF STATE        Secretary of the Commonwealth
BUSINESS CORPORATION           CORPORATION BUREAU

                                                            (Box for Certification)

     In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P. S. Section 1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1. The name of the corporation surviving the merger is:

                      THE LEHIGH PRESS, INC.

2. (Check and complete one of the following):

     /X/ The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

    1098 Welsh Road
--------------------------------------------------------------------------------
      (Number)                                                   (Street)

   Huntingdon Valley,                Pennsylvania                  19006
--------------------------------------------------------------------------------
       (City)                                                    (Zip Code)


     / / The surviving corporation is a foreign corporation incorporated under the laws of _____________________________ and the location of its office
               (NAME OF JURISDICTION)
registered with such domiciliary jurisdiction is:


________________________________________________________________________________
      (Number)                                                    (Street)

________________________________________________________________________________
      (City)                            (State)                  (Zip Code)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

               Rocappi, Inc. a Pennsylvania corporation
               1098 Welsh Road, Huntingdon Valley, PA  19006

                                Page 1 of 4 Pages

DSCB:BCL-903 (Rev. 8-72)-2

4. (Check, and if appropriate, complete one of the following):

          / / The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.


          /X/  The plan of merger shall be effective on May 1, 1978 at 10:00
               a.m..                                       (DATE)       (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NAME OF CORPORATION                                                    MANNER OF ADOPTION
-------------------------------------------------------------------------------------------------
Rocappi, Inc.                                             Approved by a consent, in writing, setting forth
                                                          the action so taken signed by the sole shareholder
                                                          of Rocappi, Inc. entitled to vote thereon and
                                                          filed with the Secretary of the Corporation.
                                                          Approved by a consent, in writing, setting forth
                                                          the action so taken signed by all of the Directors
                                                          of Rocappi, Inc. and filed with the Secretary of
                                                          the Corporation.

The Lehigh Press, Inc.                                    The Plan of Merger was adopted by The Lehigh
                                                          Press, Inc. pursuant to Section 902.1 of the
                                                          Pennsylvania Business Corporation Law as The
                                                          Lehigh Press, Inc. is the owner of all the issued
                                                          and outstanding stock of Rocappi, Inc. and no
                                                          sales, securities or other obligations or cash
                                                          shall be issued by The Lehigh Press, Inc. by
                                                          reason of the Plan of Merger.

                                                          Approved by a consent, in writing, setting forth
                                                          the action so taken signed by all the Directors of
                                                          The Lehigh Press, Inc. and filed with the
                                                          Secretary of The Lehigh Press, Inc.

6.  [Redacted]

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

8.  [Redacted]

                                Page 2 of 4 Pages

                                                                   3-1-78:18 108

DSCB:BCL-903 (Rev. 8-72)-3

     IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 18th day of April, 1978 .

                                      ROCAPPI, INC.
                                  ----------------------------------------------
                                      (NAME OF CORPORATION)

                             By:      /s/ Carl J. Buehler, Jr.
                                  ----------------------------------------------
                                               (SIGNATURE)
                                      Carl J. Buehler, Jr.
                                      President
                                  ----------------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

   /s/ Marie K. White
------------------------------------------------
          (SIGNATURE)

Marie K. White
Secretary
------------------------------------------------
   (TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

   (CORPORATE SEAL)

                                      THE LEHIGH PRESS, INC.
                                  ----------------------------------------------

                             By:      /s/ William F. Love
                                  ----------------------------------------------
                                                       (SIGNATURE)
                                      William F. Love
                                      Vice President - Finance
                                  ----------------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

   /s/  Marie K. White
------------------------------------------------
             (SIGNATURE)

Marie K. White
Secretary
------------------------------------------------
   (TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                Page 3 of 4 Pages

                                                                   3-1-78:18 109

                                                                       EXHIBIT A

                                 PLAN OF MERGER

     FIRST: Rocappi, Inc. shall be merged with and into The Lehigh Press, Inc., and Rocappi, Inc. shall thereupon cease to exist.

     SECOND: The assets of Rocappi, Inc. shall become the assets of the surviving corporation, The Lehigh Press, Inc.

     THIRD: The surviving corporation shall be subject to all the liabilities of Rocappi, Inc. and The Lehigh Press, Inc.

     FOURTH: The present 784,322 shares of issued and outstanding common stock of The Lehigh Press, Inc. and the present 804 shares of Class B 6% cumulative, no par value, stated value $125 per share preferred stock of The Lehigh Press, Inc. shall not be changed or affected by reason of this merger but shall constitute the issued and outstanding shares of any class in the surviving corporation.

     FIFTH: The present 25,916 shares of issued and outstanding common stock, without par value, of Rocappi, Inc. shall be cancelled by reason of this merger and no shares or other securities, obligations or cash of the surviving corporation shall be issued in lieu thereof.

     SIXTH: The effective date of the merger shall be as of May 1, 1978.

                          COMMONWELATH OF PENNSYLVANIA

                                     [LOGO]
                               DEPARTMENT OF STATE

        TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, UNDER THE TERMS OF THE BUSINESS CORPORATION LAW, APPROVED MAY 5, 1933, P. L. 364, AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                              CERTIFICATE OF MERGER

EVIDENCING THE MERGER OF ONE OR MORE CORPORATIONS INTO ONE OF SUCH CORPORATIONS UNDER THE PROVISIONS of THAT LAW; AND

     WHEREAS, THE STIPULATIONS AND CONDITIONS OF THAT LAW RELATING TO THE MERGER OF SUCH CORPORATIONS HAVE BEEN FULLY COMPLIED WITH BY ROCAPPI, INC. and THE LEHIGH PRESS, INC.

     THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH AND UNDER THE AUTHORITY OF THE BUSINESS CORPORATION LAW, APPROVED MAY 5, 1933,
P. L 364, AS AMENDED, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, MERGE THE ABOVE NAMED

          ROCAPPI, INC.
          into and with
          THE LEHIGH PRESS, INC., the surviving corporation

WHICH SHALL CONTINUE TO BE INVESTED WITH AND HAVE AND ENJOY ALL THE POWERS, PRIVILEGES AND FRANCHISES INCIDENT TO A DOMESTIC BUSINESS CORPORATION, AND BE SUBJECT TO ALL THE DUTIES, REQUIREMENTS AND RESTRICTIONS SPECIFIED AND ENJOINED IN AND BY THE BUSINESS CORPORATION LAW AND ALL OTHER APPLICABLE LAWS OF THIS COMMONWEALTH.

                               Given   under my Hand and the Great Seal of
                                       the Commonwealth, at the City of
                                       Harrisburg, this 26th day of April
                                       in the year of our Lord one thousand
                                       nine hundred and seventy-eight and
                                       of the Commonwealth the two hundred
                                       and second.
                                       Effective: May 1, 1978.

                                       /s/  Barton A. Fields
                                       ------------------------------------
                                           SECRETARY OF THE COMMONWEALTH

Applicant's Account No.____________                                 Filed this ______ day of
                                                                    May 20, 1985 , A.D. 19
DSCB:BCL-806 (Rev. 8-72)                                            Commonwealth of Pennsylvania
                                                    85420295        Department of State
Filing Fee: $40
AB-2                         -------------------------------------
                                    COMMONWEALTH OF PENNSYLVANIA    /s/  William R. Davis
Articles of                             DEPARTMENT OF STATE
Amendment -                              CORPORATION BUREAU
Domestic Business Corporation
                                                     202583         Secretary of the Commonwealth

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1806), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:

     The Lehigh Press, Inc.

2. The location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                1098                                    Welsh Road
--------------------------------------------------------------------------------
              (NUMBER)                                   (STREET)

     Huntingdon Valley              Pennsylvania                  19006
--------------------------------------------------------------------------------
          (CITY)                                               (ZIP CODE)

3.   The statute by or under which it was incorporated is:

     Business Corporation Law, Act of May 5, 1933

4.   The date of its incorporation is:  January 7, 1937

5.   (Check, and if appropriate, complete on of the following):

     /X/ The meeting of the shareholders of the corporation at which the amendment was adopted was held at the time and place and pursuant to the kind and period of notice herein stated.

     Time: The 15th day of May , 1985.

     Place: The Fidelity Bank, 123 South Broad Street, Philadelphia, PA

     Kind and period of notice: Written notice mailed to stockholders of record 29 days prior to the meeting.

     / / The amendment was adopted by a consent in writing, setting forth the action so taken, signed by all of the shareholders entitled to vote thereon and filed with the Secretary of the corporation.

6.   At the time of the action of shareholders:

     (a)  The total number of shares outstanding was:

          1,620,478 shares of Common Stock; 588 shares of Series B Preferred
          Stock

     (b)  The number of shares entitled to vote was

          1,620,478 shares of Common Stock; 588 shares of Series B Preferred
          Stock

Copyright 1977 Printed and Sold by John C. Clark Co., 1326 Walnut St.,
Phila., Pa.

7.   In the action taken by the shareholders:

     (a)  The number of shares voted in favor of the amendment was:

          1,138,214

     (b)  The number of shares voted against the amendment was:

          25,376

8. The amendment adopted by the shareholders, set forth in full, is as follows:

Article 5, Section 1(a)(2) now reads as follows:

     "(2) 8,000,000 shares of Common Stock, without par value, having an aggregate stated value assigned thereto of $800,000.00."


          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 15th day of May, 1985 .

                                                 THE LEHIGH PRESS, INC.
                                         ---------------------------------------
                                                 (NAME OF CORPORATION)

Attest:                               By:   /s/ John D. DePaul
                                         ---------------------------------------
/s/  Marie K. White                         John D. DePaul (SIGNATURE)
-----------------------------------         President
            (SIGNATURE)                  ---------------------------------------
                                                (TITLE: PRESIDENT)
Marie K. White
             Secretary
-----------------------------------
        (TITLE: SECRETARY)

(CORPORATE SEAL)

INSTRUCTIONS FOR COMPLETION OF FORM:

     A.   Any necessary copies of Form DSCB:17.2 (Consent to Appropriation of
          Name) or Form DSCB:17.3 (Consent to Use of Similar Name) shall accompany Articles of Amendment effecting a change of name.

     B.   Any necessary governmental approvals shall accompany this form.

     C. Where action is taken by partial written consent pursuant to the Articles, the second alternate of Paragraph 5 should be modified accordingly.

     D. If the shares of any class were entitled to vote as a class, the number of shares of each class so entitled and the number of shares of all other classes entitled to vote should be set forth in Paragraph 6(b).

     E. If the shares of any class were entitled to vote as a class, the number of shares of such class and the number of shares of all other classes voted for and against such amendment respectively should be set forth in Paragraphs 7(a) and 7(b).

     F. BCL Section 807 (15 P.S. Section 1807) requires that the corporation shall advertise its intention to file or the filing of Articles of Amendment. Proofs of publication of such advertising should not be delivered to the Department, but should be filed with the minutes of the corporation.

                          COMMONWELATH OF PENNSYLVANIA

                                     [LOGO]
                               DEPARTMENT OF STATE

        TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, IN AND BY ARTICLE VIII OF THE BUSINESS CORPORATION LAW, APPROVED THE FIFTH DAY OF MAY, ANNO DOMINI ONE THOUSAND NINE HUNDRED AND THIRTY-THREE, P.
L. 364, AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE
A

                            CERTIFICATE OF AMENDMENT

EVIDENCING THE AMENDMENT OF THE ARTICLES OF INCORPORATION OF A BUSINESS CORPORATION ORGANIZED UNDER OR SUBJECT TO THE PROVISIONS OF THAT LAW, AND

     WHEREAS, THE STIPULATIONS AND CONDITIONS OF THAT LAW PERTAINING TO THE AMENDMENT OF ARTICLES OF INCORPORATION HAVE BEEN FULLY COMPLIED WITH BY

                             THE LEHIGH PRESS, INC.

     THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH AND UNDER THE AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, EXTEND THE RIGHTS AND POWERS OF THE CORPORATION NAMED ABOVE, IN ACCORDANCE WITH THE TERMS AND PROVISIONS OF THE ARTICLES OF AMENDMENT PRESENTED BY IT TO THE DEPARTMENT OF STATE, WITH FULL POWER AND AUTHORITY TO USE AND ENJOY SUCH RIGHTS AND POWERS, SUBJECT TO ALL THE PROVISIONS AND RESTRICTIONS OF THE BUSINESS CORPORATION LAW AND ALL OTHER APPLICABLE LAWS OF THIS COMMONWEALTH.

                                Given  UNDER MY HAND AND THE GREAT SEAL OF
                                       THE COMMONWEALTH, AT THE CITY OF
                                       HARRISBURG, THIS 20TH DAY OF MAY IN
                                       THE YEAR OF OUR LORD ONE THOUSAND
                                       NINE HUNDRED AND EIGHTY FIVE AND OF
                                       THE COMMONWEALTH THE TWO HUNDRED AND
                                       NINTH.

                                       /s/ William R. Davis
                                       ------------------------------------
                                              Secretary of the Commonwealth
                                                                        vod

                                                          Filed this Jan 22 1986 day of
                                                          __________________, A.D. 19
DSCB:BCL-307 (Rev. 8-72)                                  Commonwealth of Pennsylvania
                                    86081129              Department of State
                          ------------------------------
FILING FEE: $40                      202583
AB-2                                                      Robert A. Gleason

STATEMENT OF              COMMONWEALTH OF PENNSYLVANIA
CHANGE OF REGISTERED           DEPARTMENT OF STATE
OFFICE - DOMESTIC              CORPORATION BUREAU
BUSINESS CORPORATION
                                                          Secretary of the Commonwealth

     In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1307), the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1.   The name of the corporation is:

     THE LEHIGH PRESS, INC.

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

                   1098 Welsh Road
--------------------------------------------------------------------------------
                       (NUMBER)                      (STREET)

     Huntingdon Valley            Pennsylvania                    19006
--------------------------------------------------------------------------------
           (CITY)                                               (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

 c/o Abrahams & Lowenstein, Allen I. Rosenberg, Esq.,   1430 Land Title Bldg.
--------------------------------------------------------------------------------
                    (NUMBER)                                  (STREET)

        Philadelphia              Pennsylvania                    19110
--------------------------------------------------------------------------------
           (CITY)                                               (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed this 16th day of January, 1986 .

                                                                   THE LEHIGH PRESS, INC.
                                                                    (NAME OF CORPORATION)

Attest:                                             By:  /s/  William F. Love
                                                        ----------------------------------------------
                                                                         (SIGNATURE)
/s/  Marie K. White
-------------------------------------------------
                   (SIGNATURE)                           Executive Vice President - Finance
                                                        ----------------------------------------------
                                                           (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)
Vice President and Secretary
-------------------------------------------------
  (TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

Copyright 1977 Printed and Sold by John C. Clark Co., 1326 Walnut St.,
Phila., Pa.

APPLICANT'S ACC'T NO.                                     Filed this ____ day of ____
                                                          Feb 2, 1987
DSCB:BCL--307 (Rev. 8-72)                                 Commonwealth of Pennsylvania
                                                          Department of State
FILING FEE: $40                     87131160
AB-2                      ------------------------------
                              (Line for numbering)
                                             202583       James J. Haggerty

STATEMENT OF              COMMONWEALTH OF PENNSYLVANIA
CHANGE OF REGISTERED           DEPARTMENT OF STATE
OFFICE - DOMESTIC              CORPORATION BUREAU
BUSINESS CORPORATION

                                                          Secretary of the Commonwealth

                                                                       (Box for Certification)

     In compliance with the requirements of section 806 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1307), the undersigned corporation, desiring to amend its Articles, does hereby certify that:

1.   The name of the corporation is:

     The Lehigh Press, Inc.

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

1430 Land Title Building
--------------------------------------------------------------------------------
(NUMBER)                                              (STREET)

Philadelphia                        Pennsylvania                  19110
--------------------------------------------------------------------------------
(CITY)                                                          (ZIP CODE)

3. The address to which the registered office in this Commonwealth is to be changed is:

14th Floor, United Engineers Building        30 South 17th Street
--------------------------------------------------------------------------------
(NUMBER)                                              (STREET)

Philadelphia                        Pennsylvania                  19110
--------------------------------------------------------------------------------
                    (CITY)                                       (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed this 21st day of January, 1987.

                                                                 THE LEHIGH PRESS, INC.
                                                        --------------------------------------------
                                                                  (NAME OF CORPORATION)

Attest:                                             By:  /s/
                                                        --------------------------------------------
                                                                       (SIGNATURE)

/s/  Marie K. White                                      CHAIRMAN AND PRESIDENT
-------------------------------------------------        CHIEF EXECUTIVE OFFICER
                   (SIGNATURE)                          --------------------------------------------
                                                          (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Vice President and Secretary
-------------------------------------------------
  (TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)


M. BURR KEIM COMPANY, PHILADELPHIA

APPLICANT'S ACC'T NO.                                     Filed this _____ day of ____
                                                          Feb 26, 1987
DSCB:BCL--903 (Rev. 7-70)-2                               Commonwealth of Pennsylvania
                                                          Department of State
FILING FEE: $80 PLUS $20             8718 683
FOR EACH PARTY CORPORATION  --------------------------
IN EXCESS OF TWO              (Line for numbering)
AMB-9
                                               202583     James J. Haggerty

                            COMMONWEALTH OF PENNSYLVANIA
ARTICLES OF                     DEPARTMENT OF STATE
MERGER --                         CORPORATION BUREAU
BUSINESS CORPORATION

                                                          Secretary of the Commonwealth
                                                                    (Box for Certification)

     In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P. L. 364) (15 P.S. Section 1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1. The name of the corporation surviving the merger is:

          The Lehigh Press, Inc.

2. (Check and complete one of the following):

          /X/ The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

          c/o Abrahams & Loewenstein
          14th Floor, United Engineers Building, 30 South 17th Street
--------------------------------------------------------------------------------
          (NUMBER)                                            (STREET)

          Philadelphia                     Pennsylvania           19103
--------------------------------------------------------------------------------
          (CITY)                                                (ZIP CODE)

          / / The surviving corporation is a foreign corporation incorporated under the laws of ________________________
                                  (NAME OF JURISDICTION)

___________ and the location of its office registered with such domiciliary jurisdiction is:

________________________________________________________________________________
          (NUMBER)                                                      (STREET)

________________________________________________________________________________
          (CITY)                       (STATE)                        (ZIP CODE)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

           Lehigh Steck-Warlick, Inc. (IX Corp. not qualified in Pa.)


M. BURR KEIM COMPANY, PHILADELPHIA

                                Page 1 of 3 Pages

4.   (Check and if appropriate, complete one of the following):

     /X/ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

     / /  The plan of merger shall be effective on ______________ at ___________
                                                        (DATE)          (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NAME OF CORPORATION                     MANNER OF ADOPTION
--------------------------------------------------------------------------------
The Lehigh Press, Inc.                  Adopted by action of the Board of Directors
                                        pursuant to Section 902.1 of the Business
                                        Corporation Law.

6. (Strike out this paragraph if no foreign corporation is party to the merger.) The plan was authorized, adopted or approved, as the case may be, by the foreign corporation (or each of the foreign corporations) in accordance with the laws of the jurisdiction in which it was formed.

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

                                Page 2 of 3 Pages

     IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 20th day of February, 1987.


                                                       THE LEHIGH PRESS, INC.
                                                    ----------------------------
                                                        (NAME OF CORPORATION)

                                                By:  /s/ John D. DePaul
                                                    ----------------------------
                                                     John D. DePaul (SIGNATURE)

                                                     Chairman and President/CEO
                                                    ----------------------------
                                                         (TITLE: PRESIDENT)

Attest:

 /s/ Marie K. White
----------------------------
     (SIGNATURE)

     SECRETARY
----------------------------
  (TITLE: SECRETARY)

(CORPORATE SEAL)


                                                     LEHIGH STECK-WARLICK, INC.
                                                    ----------------------------
                                                       (NAME OF CORPORATION)

                                                By:  /s/ Arthur S. McGinn
                                                    ----------------------------
                                                    ARTHUR S. McGINN (SIGNATURE)

                                                    ----------------------------
                                                    PRESIDENT (TITLE: PRESIDENT)

Attest:

 /s/ Marie K. White
----------------------------
              (SIGNATURE)

     SECRETARY
----------------------------
      (TITLE: SECRETARY)

(CORPORATE SEAL)

                                Page 3 of 3 Pages

                                    EXHIBIT A


                          PLAN AND AGREEMENT OF MERGER

          PLAN AND AGREEMENT OF MERGER, dated as of the 18th day of February, 1987, pursuant to Section 902 of the Business Corporation Law of the Commonwealth of Pennsylvania, between THE LEHIGH PRESS, INC. ("Lehigh"), a Pennsylvania corporation, and LEHIGH STECK-WARLICK INC. ("Steck"), a Texas corporation.

               WHEREAS, Lehigh was duly incorporated under the laws of the Commonwealth of Pennsylvania on January 7, 1937, and has authorized common stock consisting of Eight Million (8,000,000) shares of common stock, no par value, of which 1,648,280 shares are presently issued and outstanding;

               WHEREAS, Steck was duly incorporated under the laws of the State of Texas on December 23, 1932, and has authorized common stock consisting of Ten Thousand (10,000) shares of common stock, par value of One Dollar ($1.00) per share, of which 1,624 shares are presently issued and outstanding, and has an authorized preferred stock consisting of One Hundred Fifty Thousand (150,000) shares, par value Twelve Dollars and Fifty Cents ($12.50) per share, of which 102,844 shares are presently issued and outstanding; and

               WHEREAS, Lehigh is the sole shareholder of Steck and holds all issued and outstanding shares of common and preferred stock of Steck and desires to merge Steck with and into Lehigh.

               NOW, THEREFORE, the parties to this agreement, in consideration of the mutual covenants, agreements and provisions hereinafter contained, do hereby agree as follows:

          1. At the Effective Date (as hereinafter defined), Steck shall be merged with and into Lehigh, and Lehigh shall be the surviving corporation. The name of the surviving corporation (hereinafter referred to as the "Surviving Corporation") shall, after the Effective Date, continue to be THE LEHIGH PRESS, INC.

          2. The Surviving Corporation shall be governed by the laws of the Commonwealth of Pennsylvania and the registered office in the Commonwealth shall be c/o Abraham & Loewenstein, 14th Floor, United Engineers Building, 30 South 17th Street, Philadelphia, Pennsylvania 19103.

          3. The Articles of Incorporation of Lehigh in effect on the Effective Date shall continue in force and effect as the Articles of Incorporation of the Surviving Corporation.

          4. The By-laws of Lehigh as they exist on the Effective Date shall be and remain the By-laws of the Surviving Corporation, until the same shall be altered or amended or repealed as therein provided.

          5. Each share of common stock and each share of preferred stock of Steck issued and outstanding prior to the Effective Date of the merger, all of which are presently held by Lehigh, shall be cancelled and extinguished and shall be marked "cancelled in merger" as of the Effective Date and no shares of stock shall be issued or payment be made in exchange therefor. The Merger shall have no effect upon the shares of common stock of Lehigh issued and outstanding prior to the Effective Date, and such shares shall continue to be the common stock of the Surviving Corporation.

          6. The directors of the Surviving Corporation on and after the Effective Date shrill be and remain those persons who are the directors of Lehigh, and such persons shall serve as directors until their respective successors are duly elected and qualified. The officers of the Surviving Corporation after the Effective Date shall be and remain those persons who are the officers of Lehigh, and such officers shall serve as officers of the Surviving Corporation until their respective successors are duly elected and qualified.

          7. Upon the Effective Date, the separate existence of Steck shall cease and the Surviving Corporation shall succeed to and possess all the properties, rights, privileges, powers, franchises, patents, trademarks, licenses, registrations and other assets of every kind and description of Steck, and the Surviving Corporation shall be subject to all debts, liabilities, obligations, restrictions, disabilities and duties of Steck, without further act or deed, as provided by Section 907 of the Pennsylvania Business Corporation Law and Section 516 of the Texas Business Corporation Act.

          8. The proper officers of Steck and Lehigh shall make and execute, under the corporate seal of each corporation, whatever certificates and documents are required by the Commonwealth of Pennsylvania and the State of Texas to effect such merger, and to cause the same to be filed, in the manner provided by law, and to do all things whatsoever, whether within or without the Commonwealth of Pennsylvania and the State of Texas, which may be necessary or proper to effect such merger.

          9. The Effective Date shall be the date and time the Articles of Merger are filed by the Department of State of the Commonwealth of Pennsylvania.

          10. Anything herein or elsewhere to the contrary notwithstanding, this Agreement may be terminated and the Merger abandoned at any time prior to the Effective Date. In the event of termination or abandonment, this Plan shall become void and of no effect, without any liability to Lehigh or Steck or their directors, officers, representatives or agents.

          IN WITNESS WHEREOF, the parties hereto have caused this Plan and Agreement of Merger to be executed by the President arid attested by the Secretary of each party hereto as of the year and date first above written.

ATTEST:                                                THE LEHIGH PRESS, INC.


/s/ Marie K. White                              By          John D. DePaul
------------------------------------              ------------------------------
Secretary                                          President

[Corporate Seal]

ATTEST:                                         LEHIGH STECK-WARLICK INC.


/s/  Marie K. White                             By    /s/
------------------------------------              ------------------------------
Secretary                                          President

[Corporate Seal]

                          COMMONWELATH OF PENNSYLVANIA

                                     [LOGO]
                               DEPARTMENT OF STATE

        TO ALL TO WHOM THESE PRESENTS SHALL COME, GREETING:

     WHEREAS, UNDER THE PROVISIONS OF ARTICLE IX OF THE BUSINESS CORPORATION LAW (ACT OF MAY 5, 1933, P.L. 364), AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO A ISSUE A

                              CERTIFICATE OF MERGER

EVIDENCING THE MERGER OF ANY ONE OR MORE DOMESTIC CORPORATIONS, AND ANY ONE OR MORE FOREIGN CORPORATIONS INTO ONE OF SUCH CORPORATIONS UNDER THE PROVISIONS OF THAT LAW; AND

     WHEREAS, THE STIPULATIONS AND CONDITIONS OF THAT LAW RELATING TO THE MERGER OF SUCH CORPORATIONS HAVE BEEN FULLY COMPLIED WITH BY LEHIGH STECK-WARLICK, INC., a Texas corporation and THE LEHIGH PRESS, INC., a Pennsylvania corporation.

     IT IS, THEREFORE, CERTIFIED, THAT FROM THE ARTICLES OF MERGER FILED WITH THE DEPARTMENT OF STATE, IT APPEARS THAT LEHIGH STECK-WARLICK, INC., the Texas corporation HAS BEEN MERGED INTO THE LEHIGH PRESS, INC., the Pennsylvania corporation.

     THEREFORE, KNOW YE, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH, AND UNDER THE AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, HEREBY DECLARE THAT THE LEHIGH PRESS, INC., the Pennsylvania corporation shall be the surviving corporation.

                                GIVEN  UNDER MY HAND AND THE GREAT SEAL OF
                                       THE COMMONWEALTH, AT THE CITY OF
                                       HARRISBURG, THIS 26TH DAY OF
                                       FEBRUARY IN THE YEAR OF OUR LORD ONE
                                       THOUSAND NINE HUNDRED AND
                                       EIGHTY-SEVEN AND OF THE COMMONWEALTH
                                       THE TWO HUNDRED ELEVENTH.

                                            /s/ James J. Haggerty
                                       ------------------------------------
                                       Secretary of the Commonwealth

                                                         Filed this ______day of
                                                         ________________, 19__.
                                                         Commonwealth of
                                    87261249             Pennsylvania
                         ------------------------------- Department of State
FILING FEE $28 PLUS $25       (Line for numbering).      James J. Haggerty
FOR EACH PARTY                       202583
CORPORATION
IN EXCESS OF TWO AMB-9       COMMONWEALTH OF
                               PENNSYLVANIA
                            DEPARTMENT OF STATE
ARTICLES OF MERGER--         CORPORATION BUREAU          Secretary of the
BUSINESS CORPORATION                                     Commonwealth
                                                         (Box for Certification)
     In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933 (P.L. 364) (15 P.S. Section 1903), the undersigned corporations, desiring to effect a merger, hereby certify that:

1.   The name of the corporation surviving the merger is:

     The Lehigh Press, Inc.

2.   (Check the complete one of the following):

       /X/ The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

     c/o  Abrahams & Lowenstein     30 South 17th Street           14th floor
--------------------------------------------------------------------------------
          (NUMBER)                                                  (STREET)

     Philadelphia                                   Pennsylvania          19103
--------------------------------------------------------------------------------
     (CITY)                                                           (ZIP CODE)

     / / The surviving corporation is a foreign corporation incorporated under the laws of ____________________________________ and the location of its office
                  (NAME OF JURISDICTION)
registered with such domiciliary jurisdiction is:

________________________________________________________________________________
     (NUMBER)                                                  (STREET)

________________________________________________________________________________
     (CITY)                          (STATE)                   (ZIP CODE)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

                             Page 2 of 3 Pages

4.   (Check, and if appropriate, complete one of the following):

        /X/ The plan of merger shall be effective upon filling these Articles of Merger in the Department of State.

        / /  The plan of merger shall be effective on _____________ at _________
                                                          (DATE)          (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows.

       NAME OF CORPORATION              MANNER OF ADOPTION
--------------------------------------------------------------------------------
The Lehigh Press, Inc.                  Approved by the affirmative vote of the
                                        shareholders entitled to vote thereon at a meeting called after at least ten days written notice to all shareholders of record, whether or not entitled to vote thereon, setting forth such purpose.

6. The plan was authorized, adopted or approved, as the case may be, by the foreign corporation in accordance with the laws of the jurisdiction in which it was formed.

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

                             Page 2 of 3 Pages

IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized officer and its corporate seal, duly attested by another such officer, to be hereunto affixed this 6th day of March, 1987.

                                             The Lehigh Press, Inc.
                                      ------------------------------------------
                                             (NAME OF CORPORATION)


                                      By:       /s/ William F. Love
                                         ---------------------------------------
                                                   (SIGNATURE)


                                                 Vice President
                                      ------------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT ETC.)


Attest,

        /s/ Marie K. White
-----------------------------------
        (SIGNATURE)

-----------------------------------
     (TITLE: SECRETARY)

(CORPORATE SEAL)

                                               LP Acquisition Corp.
                                      ------------------------------------------
                                              (NAME OF CORPORATION)


                                      By:       /s/ William F. Love
                                         ---------------------------------------
                                                   (SIGNATURE)


                                      ------------------------------------------
                                        (TITLE: PRESIDENT, VICE PRESIDENT ETC.)


Attest,

          /s/ Marie K. White
-----------------------------------
          (SIGNATURE)

-----------------------------------
        (TITLE:  SECRETARY)

(CORPORATE SEAL)

                             Page 3 of 3 Pages

                                                                       EXHIBIT A

                                                                [CONFORMED COPY]

                          AGREEMENT AND PLAN OF MERGER


                                   AS AMENDED


                                   DATED AS OF


                                NOVEMBER 10, 1986


                                AND AMENDED AS OF


                                NOVEMBER 25, 1986


                                      AMONG


                             THE LEHIGH PRESS, INC.


                                LP HOLDING CORP.


                                       AND


                              LP ACQUISITION CORP.

                               TABLE OF CONTENTS*

                                                                                       PAGE
                                                                                       ----
                                                   ARTICLE I
                                                   THE OFFER
SECTION  1.01.    The Offer .............................................................1
         1.02.    Company Action ........................................................2
         1.03.    Directors .............................................................2

                                                  ARTICLE II
                                                  THE MERGER

SECTION  2.01.    The Merger ............................................................3
         2.02.    Consummation of the Merger ............................................3
         2.03.    Conversion of Outstanding Shares ......................................3
         2.04.    Stock Options .........................................................4
         2.05.    Exchange of Certificates ..............................................4
         2.06.    Articles of Incorporation .............................................5
         2.07.    By-laws ...............................................................6
         2.08.    Directors and Officers ................................................6

                                                  ARTICLE III
                                        REPRESENTATIONS AND WARRANTIES
                                                OF THE COMPANY

SECTION  3.01.    Corporate Existence and Power .........................................6
         3.02.    Corporate Authorization ...............................................6
         3.03.    Governmental Authorization ............................................6
         3.04.    Non-Contravention .....................................................7
         3.05.    Binding Effect ........................................................7
         3.06.    Capitalization ........................................................7
         3.07.    Subsidiaries ..........................................................8
         3.08.    SEC Filings ...........................................................8
         3.09.    Financial Statements ..................................................9
         3.10.    Offer Documents, Proxy Materials. etc .................................9
         3.11.    Absence of Certain Changes ............................................10
         3.12.    Properties ............................................................11
         3.13.    No Undisclosed Material Liabilities ...................................11
         3.14.    Litigation ............................................................11
         3.15.    Board Recommendation ..................................................11
         3.16.    Taxes .................................................................12
         3.17.    Employee Benefit Plans ................................................12
         3.18.    Certain Payments ......................................................12
         3.19.    Material Contracts ....................................................13
         3.20.    Licenses ..............................................................13
         3.21.    Finders' Feet .........................................................13
         3.22.    Fairness Opinion ......................................................13

                                                  ARTICLE IV
                                         REPRESENTATION AND WARRANTIES
                                                 OF THE BUYER

SECTION  4.01.    Corporate Existence ...................................................13
         4.02.    Corporate Authorization ...............................................14

*The Table Of Contents is not a part of this Agreement.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                         PAGE
                                                                                         ----
         4.03.    Governmental Authorization ............................................14
         4.04.    Non-Contravention .....................................................14
         4.05.    Binding Effect ........................................................14
         4.06.    Financing .............................................................14
         4.07.    Agreement Concerning Certain Shares ...................................15

                                                   ARTICLE V
                                           COVENANTS OF THE COMPANY

SECTION  5.01.    Conduct of  the Company ...............................................15
         5.02.    Shareholders' Meeting; Proxy Material .................................16
         5.03.    No Shopping ...........................................................17
         5.04.    Fees and Expenses .....................................................18
         5.05.    Access to Information .................................................19
         5.06.    Schedule 13E-3 ........................................................19
         5.07.    Redemption of Preferred Stock .........................................19
         5.08.    Reports, Taxes, etc ...................................................19
         5.09.    Amendment of Company's Employee Benefit Plans .........................20
         5.10.    Employment Contracts and Related Matters ..............................20
         5.11.    Antitakeover Statutes .................................................20
         5.12.    Compliance with New Jersey Statute ....................................20

                                                  ARTICLE VI
                                            COVENANTS OF THE BUYER

SECTION  6.01.    Obligations of Buyer and Acquisition Subsidiary .......................20
         6.02.    Confidentiality .......................................................20

                                                  ARTICLE VII
                                           COVENANTS OF THE COMPANY,
                                               THE BUYER AND THE
                                            ACQUISITION SUBSIDIARY

SECTION 7.01.     Best Efforts ..........................................................21
         7.02.    Proxy Material; Schedule 13E-3 ........................................21
         7.03.    Certain Filings .......................................................21
         7.04.    Public Announcements ..................................................22
         7.05.    Notification of Certain Matters .......................................22
         7.06.    Indemnification .......................................................22
         7.07.    Further Assurances ....................................................24

                                                 ARTICLE VIII
                                           CONDITIONS TO THE MERGER

SECTION  8.01.    Conditions to the Obligations of Each Party ...........................24
         8.02.    Conditions to the Obligation of the Company ...........................24
         8.03.    Conditions to the Obligations of the Buyer Acquisition Subsidiary .....25

                                                  ARTICLE IX
                                                  TERMINATION

SECTION  9.01.    Termination ...........................................................26
         9.02.    Effect of Termination .................................................26

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                         PAGE
                                                                                         ----
                                    ARTICLE X
                                  MISCELLANEOUS

SECTION  10.01.   Notices ...............................................................27
         10.02.   Survival of Representations and Warranties ............................28
         10.03.   Amendments ............................................................28
         10.04.   Waivers ...............................................................28
         10.05.   Successors and Assigns; Binding Effect ................................28
         10.06.   Governing Law .........................................................28
         10.07.   Counterparts; Effectiveness ...........................................28
         10.08.   Headings and References ...............................................29

ANNEX I - CERTAIN CONDITIONS OF THE OFFER

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT dated as of November 10, 1986 among THE LEHIGH PRESS, INC., a Pennsylvania corporation (the "Company"), LP HOLDING CORP., a Delaware corporation (the "Buyer"), and LP ACQUISITION CORP., a Delaware corporation and a wholly owned subsidiary of the Buyer (the "Acquisition Subsidiary").

     WHEREAS, the boards of directors of the Company, the Buyer and the Acquisition Subsidiary have approved the acquisition of the Company pursuant to the terms of this Agreement; and

     WHEREAS, in furtherance of such acquisition the Buyer will commence a tender offer (the "Offer") to purchase all of the outstanding shares (the "Shares") of common stock, no par value (the "Common Stock"), of the Company for $45.00 per Share net to the seller in cash, which offer shall be subject to a minimum of 539,495 Shares being validly tendered and not withdrawn; and

     WHEREAS, the board of directors of the Company has approved the making of the Offer and resolved to recommend its acceptance by the Company's shareholders; and

     WHEREAS, the boards of directors of the Company, the Buyer and the Acquisition Subsidiary have approved the merger (the "Merger") of the Acquisition Subsidiary into the Company following consummation of the Offer in accordance with the General Corporation Law of the State of Delaware, the Pennsylvania Business Corporation Law and upon the terms and conditions herein set forth;

     NOW THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                                    THE OFFER

     Section 1.01. THE OFFER. Provided that no event shall have occurred that would result in a failure to satisfy any of the conditions set forth in Annex I hereto (except any such condition that shall have been waived by the Buyer or the Acquisition Subsidiary in accordance with Annex I), the Buyer shall promptly, and in no event later than the fifth business day after the date on which the Agreement is announced, which announcement will be made within twenty-four hours of the execution and delivery hereof, commence the Offer to purchase all of the outstanding Common Stock for $45.00 per Share net to the seller in cash. The Offer shall be subject to the condition that not less than 539,495 Shares shall have been validly tendered and not withdrawn prior to the expiration or termination of the Offer (the "Minimum Condition") and to the other conditions set forth in Annex I (except any such condition that shall have been waived by the Buyer or the Acquisition Subsidiary in accordance with Annex
I). Subject to the conditions referred to in the preceding sentence, and unless the Offer has been terminated in accordance with its terms prior to December 31, 1986, the Buyer will pay for, no later than such date, all Shares which are validly tendered and not withdrawn. The Buyer expressly reserves the right to purchase fewer than the Minimum Number pursuant to the Offer or to make any change in the terms or conditions of the Offer; provided that no change may be made which decreases the price per Share or which imposes additional conditions to the Offer from those set forth in Annex I thereto.

     Section 1.02. COMPANY ACTION. The Company hereby consents to the Offer and represents that its board of directors (the "Board of Directors") has unanimously (i) determined that this Agreement and the transactions contemplated hereby are fair to the Company's shareholders, (ii) approved this Agreement and the transactions contemplated hereby and (iii) resolved to recommend acceptance of the Offer and approval of this Agreement and the Merger by its shareholders. The Company will promptly furnish the Buyer with a list of its shareholders, mailing labels containing the names and addresses of all record holders of Shares, record holders of shares of Preferred Stock (as hereinafter defined) and all participants in the Company's Investment Opportunity Plan who have pass-through tender rights with respect to Shares held for their benefit in the Plan and lists of securities positions of Shares held in stock depositories, in each case true and correct as of the most recent practicable date, and will provide to the Buyer such additional information (including, without limitation, updated lists of shareholders, record holders of shares of Preferred Stock (as hereinafter defined) and all participants in the

Company's Investment Opportunity Plan who have pass-through tender rights with respect to Shares held for their benefit in the Plan, mailing labels and lists of securities positions) and such other assistance as the Buyer may reasonably request in connection with the Offer.

     Section 1.03. DIRECTORS. Promptly upon the payment by the Buyer for any Shares in the Offer, and from time to time thereafter as additional Shares may be acquired by the Buyer, the Buyer shall be entitled to designate the number of directors, rounded up to the next whole number, on the Board of Directors that equals the product of (i) the total number of directors on the Board of Directors (giving effect to the election of directors pursuant to this sentence) and (ii) the percentage that the number of Shares so accepted for payment bears to the total number of Shares outstanding, and the Company shall, at such time, take all action necessary to cause the Buyer's designees to be to elected, including without limitation increasing the number of directors, accepting resignations of incumbent directors and, if necessary, mailing to its shareholders the information required by Section 14(f) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and Rule 14f-1 promulgated thereunder. Notwithstanding the foregoing, the affirmative vote of a majority of the directors of the Company who are directors on the date hereof shall be required to amend, modify or waive any provision of this Agreement in any material respect or to approve any action by th6e Company which materially and adversely affects the interests of the shareholders of the Company with respect to the transactions contemplated hereby.

                                   ARTICLE II

                                   THE MERGER

     Section 2.01. THE MERGER. On the terms and conditions set forth in this Agreement, the Acquisition Subsidiary shall be merged into the Company at the Effective Time (as defined below) in accordance with the General Corporation Law of the State of Delaware and the Pennsylvania Business Corporation Law, whereupon the separate existence of the Acquisition Subsidiary shall cease, and the Company shall be the surviving corporation (the "Surviving Corporation"). From and after the Effective Time, the Surviving Corporation shall possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of the Company and the Acquisition Subsidiary, all as more fully described in the Pennsylvania Business Corporation Law.

     Section 2.02. CONSUMMATION OF THE MERGER. As soon as practicable after each of the conditions set forth in Article VIII has been satisfied or waived, the Company and the Acquisition Subsidiary will file, or cause to be filed, with each of the Secretary of State of the State of Delaware and the Secretary of State of the State of Pennsylvania a certificate or articles of merger for the Merger, which certificate or articles of merger shall be in the form required by and executed in accordance with applicable provisions of Delaware or Pennsylvania law, as the case may be. The Merger shall become effective at the time the last such filing is made (the "Effective Time").

     Section 2.03.    CONVERSION OF OUTSTANDING SHARES.  (a)  At the Effective
Time:

              (i) except for Shares held by the Buyer each Share outstanding immediately prior to the Effective Time shall, except as otherwise provided in paragraph (b) of this Section, be converted into the right to receive $45.00 in cash without interest;

              (ii) each Share held by the Company as treasury stock immediately prior to the Effective Time or owned by the Acquisition Subsidiary or any direct or indirect subsidiary of the Buyer or the Company immediately prior to the Effective Time shall be cancelled, and no payment shall be made with respect thereto; and

              (iii) each share of common stock of the Acquisition Subsidiary outstanding immediately prior to the Effective Time shall be converted into and become one share of common stock of the Surviving Corporation.

     (b) Notwithstanding clause (a)(i) of this Section, each Share outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has properly exercised rights to demand fair value for such shares in accordance with Section 515 or Section 910 of the Pennsylvania Business Corporation Law shall not be converted into a right to receive cash pursuant to clause (a)(i), unless such holder fails to perfect or withdraws or loses his right to demand fair value. If after the Effective Time such holder fails to perfect or withdraws or loses his right to demand fair value, such shares shall be treated as if they had been converted into a right to receive cash pursuant to such clause (a)(i). The Company shall give the Buyer prompt notice of any demands received by the Company for fair value of shares of capital stock or the Company, and the Buyer shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of the Buyer, make any payment with respect to, or settle or offer to settle, any such demands.

     Section 2.04. STOCK OPTIONS. (a) At or immediately prior to the Effective Time, each outstanding employee stock option (an "Option") other than a Management Stock Option (as defined in Section 2.04(b)) to purchase Common Stock heretofore granted under any employee stock option or compensation plan or arrangement of the Company (collectively, the "Option Plans") shall be cancelled, and each holder of an Option, whether or not such Option is then currently exercisable, shall be entitled to receive from the Surviving Corporation an amount equal to the product of (i) the excess, if any, of $45.00 over the per Share exercise price of such Option and (ii) the number of shares of Common Stock covered by such Option. Promptly after the later of (x) the Effective Time and (y) surrender of such Option to the Surviving Corporation by such holder, the Surviving Corporation shall pay to each holder of such Option an amount determined in accordance with the preceding sentence. The Company shall promptly obtain the consent of such holders to the payment of such amount in full satisfaction and cancellation of such Options. In lieu of such payment, the Company may deliver to holders of such Options the notice contemplated by
Section 14 of the Company's Incentive Stock Option Plan, which will cause such Options to expire on the 10th day after such notice if not exercised prior thereto.

     (b) At the Effective Time, each Option held by individuals who are currently members of management of the Company (a "Management Stock Option") shall, in the sole discretion of Buyer, be exchanged for either (i) an option to purchase shares of Buyer common stock, $.01 par value (a "Substitute Option") or
(ii) cash in the amount payable to holders of Options, as set forth in clause
(a) above. The number of shares of Buyer common stock subject to the Substitute Option of each member of the management of the Company will be equal to ten times the number of shares subject to such person's Management Stock Option being exchanged. The exercise price per share for each share of Buyer common stock subject to a Substitute Option to be granted to a member of the management of the Company shall be equal to the average of the exercise prices of those of the Management Stock Option(s) being so exchanged by such person divided by ten.

     Section 2.05. EXCHANGE OF CERTIFICATES. (a) Prior to the Effective Time, the Buyer shall appoint an agent (the "Exchange Agent") for the purpose of exchanging for the consideration set forth in Section 2.03 certificates representing Shares entitled to payment pursuant to Section 2.03. Promptly after the Effective Time, the Exchange Agent will send to each holder at the Effective Time of Shares which may be exchanged for the right to receive a payment pursuant to Section 2.03 a letter of transmittal and instructions for use in such exchange. Each holder of Shares which are converted into a right to receive cash pursuant so Section 2.03, upon surrender to the Exchange Agent of the certificate or certificates representing such Shares, will be entitled to receive the cash which such Shares have become a right to receive pursuant to
Section 2.03, without interest. Until so surrendered, each such certificate shall after the Effective Time represent for all purposes only the right to receive the consideration specified in Section 2.03. If any cash payment is to be made pursuant so Section 2.03 to a person other than the registered holder of the Shares represented by the certificate or certificates surrendered in exchange therefor, it shall be a condition to such payment that the certificate or certificates so surrendered shall be properly endorsed or be otherwise in proper form for transfer and that the person requesting such payment shall (i) pay to the Exchange Agent any transfer or other taxes required as a result of payment to a person other than the registered holder of such shares or (ii) establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. After the Effective Time, there shall be no further registration of transfers of the shares of capital stock of the Company which were outstanding immediately prior to the Effective Time.

     (b) The Buyer shall make available to the Exchange Agent when and as needed sufficient funds to make all payments required to be made by the Exchange Agent pursuant to paragraph (a) of this Section. Any portion of the funds so made available to the Exchange Agent that shall not have been exchanged for Shares pursuant to paragraph (a) of this Section within six months after the Effective Time shall be repaid to the Buyer promptly thereafter (together with any certificates representing exchanged shares and any other instruments in its possession relating to the transactions described in this Agreement), and the Exchange Agent's duties shall thereupon terminate. Any holder of certificates representing shares of Common Stock entitled to payment pursuant to Section 2.03 who has not surrendered such certificates to the Exchange Agent in accordance with paragraph (a) of this Section prior to that time shall thereafter look only to the Buyer for payment for his Shares. Notwithstanding the foregoing, neither the Exchange Agent nor the Buyer nor any other party hereto shall be liable to a holder of Shares for any amount paid to a public official pursuant to applicable abandoned property laws. If any certificates representing Shares entitled to payment pursuant to Section 2.03 shall not have been surrendered for such payment prior to the fifth anniversary of the Effective Time (or prior to such earlier date on which any payment in respect thereof would otherwise escheat to or become the property of any governmental agency or other governmental entity) the amount payable in respect of such Shares shall, to the extent permitted by applicable law, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

     Section 2.06. ARTICLES OF INCORPORATION. The articles of incorporation of the Company in effect at the Effective Time shall be the articles of incorporation of the Surviving Corporation until further amended in accordance with applicable law.

     Section 2.07. BY-LAWS. The by-laws of the Company in effect at the Effective Time shall be the by-laws of the Surviving Corporation until amended or repealed in accordance with the articles of incorporation of the Surviving Corporation and applicable law.

     Section 2.08. DIRECTORS AND OFFICERS. The officers of the Company at the Effective Time shall be the officers of the Surviving Corporation, and Thomas R. Cochill, M. Edward Rosenblum, William F. Love, Lawrence S. Hewlett, Marie K. White and John D. De Paul shall be directors of the Surviving Corporation, in each case until successors are duly elected or appointed in accordance with applicable law and the articles of incorporation and by-laws of the Surviving Corporation.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES
                                 OF THE COMPANY

              The Company represents and warrants to the Buyer and the Acquisition Subsidiary that:

     Section 3.01. CORPORATE EXISTENCE AND POWER. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Pennsylvania, and has the requisite corporate power to carry on its business as now conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for failures to be so qualified which would not, in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole. Copies of the articles of incorporation and by-laws of the Company heretofore delivered to the Buyer are true and correct as of the date hereof.

     Section 3.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the other transactions contemplated hereby are within the Company's corporate powers. Resolutions authorizing such execution, delivery, performance and consummation have been duly and validly adopted by the Board of Directors, and, except for the adoption of this Agreement by the shareholders of the Company at the meeting referred to in Section 5.02, no other corporate proceedings on the part of the Company are necessary to authorize such execution, delivery, performance and consummation.

     Section 3.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the transactions contemplated hereby by the Company require no action by or in respect of, or filing with, any governmental body, agency or official or any other person other than (i) the filing of a certificate or articles of merger in accordance with applicable Delaware law and Pennsylvania law, (ii) compliance with any applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), (iii) any necessary filings with the Securities and Exchange Commission (the "SEC") and (iv) the filing of a "negative declaration" or "cleanup plan" or the entering into of an

Administrative Consent Order with the New Jersey Department of Environmental Protection in accordance with the New Jersey Environmental Cleanup Responsibility Act.

     Section 3.04. NON-CONTRAVENTION. The execution, delivery and performance by the Company of this Agreement and the consummation of the Merger and the transactions contemplated hereby do not and will not contravene or constitute a default under any provision of applicable law or regulation (assuming compliance with the matters referred to in Section 3.03) or of the articles of incorporation or by-laws of the Company or of any material agreement (other than (i) the Loan Agreement between Trinity River Industrial Development Authority and Lehigh Steck-Warlick, Inc., dated as of November 1, 1980; (ii) the Guarantee Agreement between Trinity River Industrial Development Authority and The Lehigh Press, Inc., dated as of November 1, 1980; (iii) the Loan Agreement between New Jersey Economic Development Authority and The Lehigh Press, Inc., dated December 21, 1984; (iv) the Authority Loan Agreement - Series A, between New Jersey Economic Development Authority and The Lehigh Press, Inc., dated June 21, 1982;
(v) the Authority Loan Agreement - Series B, between New Jersey Economic Development Authority and The Lehigh Press, Inc., dated June 21, 1982; (vi) the Loan Agreement between Illinois Development Finance Authority and The Lehigh Press, Inc., dated as of December 1, 1984; and (vii) the Revolving Credit-Term Loan Agreement dated February 22, 1981), judgment, injunction, order, decree or other instrument binding upon the Company or any Subsidiary (as defined in Section 3.07) or result in the creation or imposition of any Lien on any asset of the Company or any Subsidiary. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

     Section 3.05. BINDING EFFECT. This Agreement constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights or by principles governing the availability of equitable remedies.

     Section 3.06. CAPITALIZATION. (a) The authorized capital stock of the Company consists of 8,000,000 shares of Common Stock and 50,000 shares of Preferred Stock, Series A and B, 6% Cumulative, stated value $125 per share, of which, as of November 9, 1986, 1,647,880 shares of Common Stock and 588 shares of Series B Preferred Stock, 6% Cumulative, stated value $125 per share (the "Preferred Stock"), were outstanding, and 3,508 shares of Common Stock and no shares of Preferred Stock were held in the treasury of the Company. As of September 30, 1986, 2,940 shares of Common Stock of the Company were reserved for issuance upon conversion of the Preferred Stock, 160,000 shares of Common Stock of the Company were reserved for issuance pursuant to outstanding Options granted under the Option Plans and 20,738 shares of Common Stock of the Company were reserved for issuance pursuant to other outstanding options. All outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable. Except for the Preferred Stock, Options with respect to 111,786 shares granted under the Option Plans and other outstanding options with respect to 20,738 shares as contemplated above, there are no other outstanding shares of, no securities of the Company convertible directly or indirectly into or exchangeable directly or indirectly for, no options or other rights (including any preemptive rights) to acquire directly or indirectly from the Company, and no other contracts, understandings, arrangements or obligations (whether or not contingent) by which the Company is or may be bound to issue, any capital stock or other equity security of the Company.

     Section 3.07. SUBSIDIARIES. (a) Each entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are directly or indirectly owned by the Company is named in Exhibit 22 to the Company's Annual Report on Form 10-K for the year ended December 31, 1985, as filed with the SEC and delivered to the Buyer (the "1985 Form 10-K"). The subsidiaries not included in such Exhibit would not, in the aggregate, constitute a material subsidiary.

     (b) Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the requisite corporate power to carry on its business as now conducted. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties owned or leased or the nature of its activities makes such qualification necessary, except for failures to be so qualified which in the aggregate would not have a material adverse effect on the Company and the Subsidiaries taken as a whole. For purposes of this Agreement, "Subsidiary" means any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Company.

     (c) Except as set forth in Exhibit 22 to the 1985 Form 10-K, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary, is owned by the Company, directly or indirectly, free and clear of any Lien or any other limitation or restriction (including any restriction or agreement with respect to the right to vote or sell the same). There are no securities of the Company or any Subsidiary convertible into or exchangeable for, no options or other rights to acquire from the Company or any Subsidiary, no other obligation of the Company or any Subsidiary to issue, and no other contract, understanding, arrangement or obligation (whether or not contingent) providing for the issuance of, any capital stock or other ownership interests in, or any other securities of, any Subsidiary. There are no outstanding contractual obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding shares of capital stock or other ownership interests in any Subsidiary.

     Section 3.08.    SEC FILINGS. (a) The Company has delivered to the Buyer
(i) its annual reports on Form 10-K for its fiscal years ended December 31, 1983, 1984 and 1985, (ii) its quarterly reports on Form 10-Q for its fiscal quarters ended March 31, 1986 and June 30, 1986, (iii) its proxy statements relating to the Company's meetings of stockholders (whether annual or special) held since January 1, 1983 and (iv) all of its other reports or registration statements and other filings filed with the SEC since January 1, 1983.

     (b) As of its filing date, each such report, statement or other filing (including all documents incorporated by reference therein) filed pursuant to the 1934 Act did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

     (c) Each such registration statement (including all documents incorporated by reference therein), as amended or supplemented, if applicable, filed pursuant to the Securities Act of 1933, as amended (the "1933 Act"), when such statement or amendment became effective did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     Section 3.09. FINANCIAL STATEMENTS. The audited consolidated financial statements and unaudited consolidated interim financial statements of the Company included in its annual reports on Form 10-K and the quarterly reports on Form 10-Q referred to in Section 3.08 fairly present, in conformity with generally accepted accounting principles applied on a consistent basis (except as may be indicated in the notes thereto), the consolidated assets, liabilities and financial position of the Company and its consolidated subsidiaries as of the dates thereof and their consolidated results of operations and changes in financial position for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). For purposes of this Agreement, "Balance Sheet" means the consolidated balance sheet of the Company as of December 31, 1985 set forth in the 1985 Form 10-K and "Balance Sheet Date" means December 31, 1985.

     Section 3.10.   OFFER DOCUMENTS, PROXY MATERIALS. ETC. (a) Neither the
Schedule 14D-9 (as defined in Section 5.02(a)), nor any of the information supplied by the Company for inclusion in the Schedule 13E-3 (as defined in Section 5.06), nor any of the information supplied by the Company for inclusion in the Offer to Purchase and the related Letter of Transmittal (the "Offer Documents"), nor any amendments of or supplements to any of the foregoing, will, at the respective times the Schedule 13E-3, the Schedule 14D-9, the Offer Documents or any such amendments or supplements are filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

     (b) The Proxy Statement (as defined in Section 5.02(b)) will not, on the date the original Proxy Statement or any amendment thereof or supplement thereto is first mailed to the Company's shareholders, at the time of the meeting of the Company's shareholders to adopt this Agreement or at the Effective Time, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the solicitation of proxies for such meeting which has become false or misleading.

     (c) The Schedule 14D-9 and the Proxy Statement will, when filed with the SEC, comply as to form in all material respects with the provisions of the 1934 Act and the rules and regulations promulgated thereunder.

     Section 3.11. ABSENCE OF CERTAIN CHANGES. Since the Balance Sheet Date, the Company and the Subsidiaries have conducted their business in the ordinary course consistent with past practice and there has not been:

              (a) any material adverse change in the condition (financial or otherwise), assets, business, financial position, results of operations or prospects of the Company and the Subsidiaries taken as a whole;

              (b) any damage, destruction or other casualty loss (whether or not covered by insurance) which in the aggregate have had or may reasonably be expected to result in a material adverse effect on the Company and the Subsidiaries taken as a whole;

              (c) any direct or indirect redemption, purchase or other acquisition of any shares of capital stock of the Company by the Company or any Subsidiary;

              (d) any declaration, setting aside or payment of any dividend (whether in cash, property or stock) with respect to any shares of the capital stock of the Company other than regular quarterly dividends of $.125 per share of Common Stock and $1.875 per share of Preferred Stock;

              (e) any transaction or commitment made by the Company and the Subsidiaries relating to their assets or business (including the acquisition or disposition of any substantial assets) material to the Company and the Subsidiaries taken as a whole, other than transactions and commitments in the ordinary course of business consistent with past practice or those contemplated by this Agreement;

              (f) any change in any method of accounting or accounting practice by the Company or a Subsidiary, except any such change required by reason of a concurrent change in generally accepted accounting principles;

              (g) any grant of any severance or termination pay to any executive officer or director of the Company or any Subsidiary or any increase in benefits payable under any existing severance or termination pay policies or employment agreements, other than grants, merit increases or cost-of-living increases in the ordinary course of business consistent with past practice; or

              (h) any agreement or arrangement made by the Company or any Subsidiary to take any action which, if taken prior to the date hereof, would have made any representation or warranty in this Section untrue or incorrect.

     Section 3.12. PROPERTIES. The Company and the Subsidiaries have good and marketable title to, or in the case of leased property have valid leasehold interests in, all properties and assets (whether real or personal, and whether tangible or intangible) reflected on the Balance Sheet or acquired after the Balance Sheet Date, except for properties and assets sold since the Balance Sheet Date in the ordinary course of business consistent with pass practice. None of such properties or assets is subject to any Liens, except:

              (i)     Liens disclosed on the Balance Sheet;

              (ii) Liens for taxes not yet due or being contested in good faith (and for which adequate allowances have been established on the Balance Sheet); or

              (iii) Liens which do not materially detract from the value of such property or assets as now used, or materially interfere with any present or intended use of such property or assets.

     Section 3.13. NO UNDISCLOSED MATERIAL LIABILITIES. There are no material liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably result in such a liability, other than:

              (a)     liabilities disclosed or provided for in the Balance
Sheet;

              (b) liabilities incurred in the ordinary course of business consistent with past practice since the Balance Sheet Date; and

              (c) liabilities under this Agreement and liabilities which are otherwise expressly disclosed to the Buyer in Article III of this Agreement.

     Section 3.14. LITIGATION. There are no actions, suits or proceedings pending against, or to the knowledge of the Company threatened against or affecting, the Company or any Subsidiary before any court or arbitrator or any governmental body, agency or official other than matters which in the aggregate, if adversely decided, would not have a material adverse affect on the Company and the Subsidiaries taken as a whole and which do not in any manner seek to prevent or to enjoin the Merger.

     Section 3.15. BOARD RECOMMENDATION. The Board of Directors has duly and validly approved and adopted this Agreement and the Merger and has recommended tat the Company's shareholders approve and adopt this Agreement and the Merger and accept the Offer.

     Section 3.16. TAXES. United States Federal income tax returns of the Company and the Subsidiaries have been examined and closed through the fiscal year ended December 31, 1975. Such returns fee the fiscal years ended December 31, 1976 through December 31, 1980 had been closed, but have been re-opened to the extent of net operating loss carrybacks in such years. The Company and the Subsidiaries have filed all United States federal income tax returns and all other material tax returns which are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary. The charges, accruals and reserves on the books of the Company and the Subsidiaries in respect of taxes or other governmental charges are adequate.

     Section 3.17. EMPLOYEE BENEFIT PLANS. Each funded employee pension benefit plan (within the meaning of Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) maintained or contributed to by the Company or any Subsidiary except for the Investment Opportunity Plan has heretofore been determined by the Internal Revenue Service to qualify under
Section 401(a) of the Internal Revenue Code of 1954, it amended (the "Code"), and the trusts created thereunder have heretofore been determined by the Internal Revenue Service to be exempt from tax under the provisions of Section 501(a) of the Code, and nothing has occurred which may be expected to cause the loss of such qualification or exemption. With respect to the Investment Opportunity Plan, a request for such determination has been filed and is pending. No "reportable event", within the meaning of Section 4043 of ERISA, has occurred with respect to any employee benefit plan maintained by the Company or any Subsidiary that is subject to Title IV of ERISA (a "Title IV Plan"), other than a "reportable event" with respect to which the provision for 30-day notice to the Pension Benefit Guaranty Corporation (the "PBGC") has been waived by PBGC regulation or such as will not have a material adverse effect on the Company and the Subsidiaries taken as a whole. Neither the Company nor any Subsidiary has incurred or reasonably expects to incur any liability to the PBGC or a plan under Title IV of ERISA with respect to any Title IV Plan which could have a material adverse effect on the Company and the Subsidiaries taken as a whole. No "prohibited transaction", within the meaning of Section 406 of ERISA or Section 4975 of the Code has occurred with respect to any employee benefit plan or arrangement maintained by the Seller or any Subsidiary which is subject to Title I of ERISA which could have a material adverse effect on the Company and the Subsidiaries taken as a whole.

     Section 3.18. CERTAIN PAYMENTS. Other than as provided pursuant to Sections 2.03 and 2.04, no employee of the Company will become entitled to any payment or benefit under any contract, plan, understanding, agreement or arrangement, whether written or oral, between such employee and the Company or any third party as a result of or otherwise in connection with the Offer or the Merger.

     Section 3.19. MATERIAL CONTRACTS. All agreements, contracts, plans, leases, arrangements and commitments material to the Company and the Subsidiaries taken as a whole are valid and binding agreements of the Company or a Subsidiary, are in full force and effect, and neither the Company, any Subsidiary nor, to the knowledge of the Company, any other party thereto is in default in any material respect or, with the giving of notice or lapse of time or both, would be in default in any material respect under the terms of any such agreement, contract, plan, lease, arrangement or commitment. Except as set forth in Section 3.04, no such agreement, contract, plan, lease, arrangement or commitment will become terminable or be terminated, impaired or breached, and no

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obligation thereunder of the Company or any Subsidiary will be accelerated or become capable of being accelerated, by reason of the transactions contemplated in this Agreement.

     Section 3.20. LICENSES. No license, franchise, permit or other similar authorization held by the Company or any Subsidiary will be terminated or impaired as a result of the transactions contemplated by this Agreement where such termination or impairment would have a material adverse effect on the Company and the Subsidiaries taken as a whole.

     Section 3.21. FINDERS' FEET. Except for Morgan Stanley & Co. Incorporated ("MS") and Sanford C. Bernstein & Co., Inc. ("SCB"), whose fees will be paid by the Company as specified in Section 5.04 of this Agreement there is no investment banker, broker, finder or ocher intermediary who might be entitled to any fee or commission from the Buyer or any of its affiliates upon consummation of the transactions contemplated by this Agreement.

     Section 3.22. FAIRNESS OPINION. The Company has received from Dillon, Read & Co., Inc. an opinion to the effect that the transaction contemplated hereby is fair to the shareholders of the Company from a financial point of view. A condition of the commencement of the Offer by the Buyer shall be that the Company shall have received in form reasonably satisfactory to the Buyer an executed copy of such opinion (the "Fairness Opinion") and that such Fairness Opinion shall not have been withdrawn or materially modified. The Company has been advised by Dillon, Read & Co., Inc. that it is authorized to include the Fairness Opinion in the Proxy Statement.

                                   ARTICLE IV

                          REPRESENTATION AND WARRANTIES
                                  OF THE BUYER

          The Buyer represents and warrants to the Company that:

     Section 4.01. CORPORATE EXISTENCE. Each of the Buyer and the Acquisition Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of us jurisdiction of incorporation.

     Section 4.02. CORPORATE AUTHORIZATION. The execution, delivery and performance by the Buyer and the Acquisition Subsidiary of this Agreement and the consummation of the Merger and the other transactions contemplated hereby are within the respective corporate powers of the Buyer and the Acquisition Subsidiary. Resolutions authorizing such execution, delivery, performance and consummation have been duly and validly adopted by the boards of directors of the Buyer and the Acquisition Subsidiary, and, except for the adoption of this Agreement by the Buyer as sole shareholder of the Acquisition Subsidiary, no other corporate proceedings on the part of the Buyer and the Acquisition Subsidiary are necessary to authorize execution, delivery, performance and consummation. The Buyer, as sole shareholder of Acquisition Subsidiary, hereby agrees and covenants to take such steps as are necessary to approve the adoption of this Agreement.

     Section 4.03. GOVERNMENTAL AUTHORIZATION. The execution, delivery and performance by the Buyer and the Acquisition Subsidiary of this Agreement and the consummation of the Merger by the Acquisition Subsidiary require no action by or in respect of, or filing with, any governmental body, agency or official or any other person other than (i) the filing of a certificate or articles of merger in accordance with applicable Delaware law, and Pennsylvania law, (ii) compliance with any applicable requirements of the HSR Act and (iii) any necessary filings with the SEC.

     Section 4.04. NON-CONTRAVENTION. The execution, delivery and performance by the Buyer and the Acquisition Subsidiary of this Agreement and the consummation of the Merger and the transactions contemplated hereby do not and will not contravene or constitute a default under any provision of applicable law or regulation (assuming compliance with the matters referred to in Section 4.03) or of the certificate of incorporation or by-laws of the Buyer or the Acquisition Subsidiary or of any agreement, judgment, injunction, order, decree or other instrument binding upon the Buyer or the Acquisition Subsidiary.

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     Section 4.05.    BINDING EFFECT. This Agreement constitutes a valid and
binding agreement of the Buyer and the Acquisition Subsidiary, enforceable in accordance with its terms except as such enforcement may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights or by principles governing the availability of equitable remedies.

     Section 4.06. FINANCING. The Buyer has received and provided the Company with a copy of each of the (i) Note Purchase Agreement dated as of November 10, 1986 among the Buyer, the Acquisition Subsidiary, The Morgan Stanley Leveraged Mezzanine Fund, L.P. (the "Mezzanine Fund") and the Morgan Stanley Leveraged Senior Debt Fund, L.P. (the "Senior Fund"), (ii) Credit Facility Agreement dated as of November 10, 1986 among the Acquisition Subsidiary, Fidelity Bank, National Association, as Agent, and the Banks listed therein, (iii) Letter from the Morgan Stanley Advisory Partnership to the Buyer and the Acquisition Subsidiary dated November 10, 1986 and (iv) Letter from Fidelity Bank, as Agent, and the Banks listed therein dated November 10, 1986.

     Section 4.07. AGREEMENT CONCERNING CERTAIN SHARES. The Buyer and the Acquisition Subsidiary have entered into an agreement with John D. DePaul pursuant to which Mr. DePaul has agreed to sell or contribute at least 352,178 Shares to the Buyer or the Acquisition Subsidiary.

                                    ARTICLE V

                            COVENANTS OF THE COMPANY

              The Company agrees that:

     Section 5.01. CONDUCT OF THE COMPANY. From the date hereof until the Effective Time, unless the Buyer shall otherwise give its prior written consent or unless otherwise contemplated by this Agreement, the Company and the Subsidiaries shall conduct their business in the ordinary course consistent with past practice and will use their best efforts to preserve intact their business organization and relationships with third parties. Without limiting the generality of the foregoing, without the prior written consent of the Buyer, from the date hereof until the Effective Time:

              (i) neither the Company nor any Subsidiary shall enter into any transaction or make any commitment relating to its assets or business (including the acquisition or disposition of any substantial assets) material to the Company and the Subsidiaries taken as a whole;

              (ii) neither the Company nor any Subsidiary shall create, assume or suffer to exist any Lien on any material asset of the Company or any Subsidiary to secure Indebtedness for borrowed money, other than in the ordinary course of business consistent with past practice;

              (iii) neither the Company nor any Subsidiary shall (a) amend its articles of incorporation or by-laws, (b) split, combine or reclassify any shares of its capital stock or (c) declare, set aside or pay any dividend with respect to any shares of its capital stock;

              (iv) except as provided in this Agreement, neither the Company nor any Subsidiary shall (a) issue or agree to issue any additional shares of, or securities convertible into or exchangeable for, or options or other rights of any kind to acquire, any shares of its capital stock; (b) acquire directly or indirectly by redemption or otherwise any shares of capital stock of the Company; (c) incur, assume, guarantee or secure any indebtedness for borrowed money other than in the ordinary course of business; (d) enter into or modify any contract, agreement, commitment or arrangement with respect to any of the foregoing; (e) pledge or otherwise encumber shares of capital stock of the Company or any Subsidiary; (f) change in any manner the vesting schedule of any option to purchase securities of the Company granted prior to the date of this Agreement, or
     (g) except in the ordinary course of business and consistent with past business practice, mortgage or pledge any of its assets, tangible or intangible;

              (v) neither the Company nor any Subsidiary shall grant any severance or termination pay to, or enter into any employment agreement with any executive officer or director of the Company or any

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     Subsidiary or increase benefits payable under any existing severance or termination pay policies or employment agreements;

              (vi) neither the Company nor any Subsidiary shall adopt any new collective bargaining or compensation arrangement for the benefit of employee;

              (vii) neither the Company nor any Subsidiary shall make any tax election or settle or compromise any material federal, state, local or foreign income tax liability; and

              (viii) neither the Company nor any Subsidiary shall, except in the ordinary course of business and consistent with past business practice
     (a) purchase, lease or otherwise acquire, or enter into any contract for the purchase, lease or other acquisition of machinery, equipment, material, products, supplies, other personal property or rights or services, or (b) sell, lease, transfer, abandon or otherwise dispose of, or enter into any contract or license for the sale, lease or other disposition of, or grant any preferential right to purchase, lease or otherwise acquire any of the properties, rights or other assets or any interest therein, or cancel, release or assign any claim, license or permit held by it, or release, abandon or terminate any lease.

     Section 5.02. SHAREHOLDERS' MEETING; PROXY MATERIAL. (a) Unless a shareholder vote is not required under the provisions of applicable law, the Company shall cause a meeting of its shareholders to be duly called and held as soon as reasonably practicable after completion of the Offer for the purpose of voting on the adoption of this Agreement. The Directors of the Company shall, except to the extent otherwise required by their fiduciary obligations under applicable law in the written opinion of counsel for the Company (which opinion shall promptly be provided to the Buyer), recommend acceptance of the Offer and adoption of this Agreement by the Company's shareholders in a Solicitation/Recomendation Statement on Schedule 14D-9 to be filed with the SEC upon commencement of the Offer (in the form so filed, the "Schedule 141D-9"). The Buyer and its counsel shall be given an opportunity to review the Schedule 14D-9 prior to such filing with the SEC. The Company shall use its best efforts to solicit proxies in connection with a meeting of shareholders called pursuant to this Section 5.02(a) and, except to the extent otherwise required by the fiduciary obligations of the Board of Directors under applicable law in the written opinion of counsel for the Company (which opinion shall promptly be provided to Buyer) the Company shall solicit such proxies in favor of such acceptance and adoption and take all other action necessary or reasonably believed by the Buyer to be useful to secure the shareholder approval required to effect the Merger under applicable law.

     (b) The Company will prepare and file with the SEC a proxy statement, together with a form of proxy, with respect to such meeting (such proxy statement, together with any amendments thereof or supplements thereto, in each case in the form initially mailed to the Company's shareholders, is herein called the "Proxy Statement"). The Company (i) will use all reasonable efforts to have the Proxy Statement cleared by the SEC as promptly as practicable, (ii) will promptly thereafter mail the Proxy Statement to shareholders of the Company and (iii) will otherwise comply with all applicable legal requirements in respect of such meeting. Except to the extent otherwise required by the fiduciary duties of the Board of Directors under applicable law in the written opinion of counsel for the Company (which opinion shall promptly be provided to the Buyer), the Proxy Statement shall contain the recommendation of the Board of Directors in favor of the Merger and the recommendation that the shareholders vote for and adopt the Merger and this Agreement.

     Section 5.03. NO SHOPPING. (a) From the date hereof until the termination hereof, the Company will not, and will not permit any Subsidiary or any officer, director, employee or other agent of the Company or any Subsidiary to, directly or indirectly (i) take any action to seek, initiate or encourage any offer from any person, entity or group to acquire any shares of capital stock of the Company, to merge or consolidate with the Company or to acquire otherwise any significant portion of the assets of the Company or any Subsidiary or (ii) except to the extent otherwise required by their fiduciary obligations under applicable law in the written opinion of counsel for the Company (which opinion shall promptly be provided to the Buyer), engage in negotiations concerning or disclose financial information relating to the Company or any Subsidiary or any confidential or proprietary trade or business information relating to the business of the Company or any Subsidiary or afford access to the properties, books or records of the Company or any Subsidiary to any third party that may be considering any merger or consolidation with the Company or any acquisition of any shares of capital stock of the Company or any significant portion of the assets of the Company or any Subsidiary; PROVIDED that if the Company or any Subsidiary shall become legally obligated to disclose any such information, the Company or any Subsidiary may disclose such information only if it has used its best efforts, and shall have afforded the Buyer the reasonable opportunity, to obtain an appropriate protective order or other satisfactory assurance of confidential treatment for the information required to be so disclosed. Except to the extent inconsistent with the fiduciary responsibilities of the Board of Directors under applicable law as advised in writing by counsel for the Company (which opinion shall promptly be provided to the Buyer), the Company will immediately cease or cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

     (b) The Company will orally notify the Buyer immediately, followed by prompt written notice, of any offer from any person, entity or group (other than from the Buyer), or any request for information with respect to, any merger or consolidation with the Company or any acquisition of any shares of capital stock of the Company or any significant portion of the assets of the Company or any Subsidiary or any indication from any person, entity or any group that it or another person, entity or group is considering making such an offer or such a request.

     Section 5.04. FEES AND EXPENSES. (a) Concurrently with the execution and delivery of this Agreement, the Company shall pay to MS the amount of $400,000 in immediately available funds for certain services rendered to Buyer and Acquisition Subsidiary in connection with arranging the financing and providing other advisory services in connection with the transactions contemplated hereby.

     (b) Concurrently with the execution and delivery of this Agreement, the Company shall pay to SCB the amount of $400,000 in immediately available funds for financial advisory services rendered to Buyer and Acquisition Subsidiary in connection with the financing arrangements for the transactions contemplated hereby.

     (c) The Company agrees to pay a cancellation fee in immediately available funds equal to an aggregate of $200,000 to the Morgan Stanley Leveraged Mezzanine Fund, LP. and the Morgan Stanley Leveraged Senior Debt Fund, L.P. (together, the "Funds") and $200,000 to SCB if prior to, or within 12 months following, the termination (other than as a result of a material breach by Buyer) of this Agreement for any reason, (x) a competing acquisition proposal (as hereinafter defined) is proposed, and any competing acquisition proposal is completed within one year of the competing acquisition proposal initially proposed, or (y) the Company enters into an agreement with respect to a competing acquisition proposal with any party, or (z) the Company or any of its material Subsidiaries adopts a voluntary plan of liquidation with respect to a substantial portion of its respective assets which directly or indirectly represents the acquisition of the Company or such Subsidiary by a third party. Such fee shall be payable promptly, but in no event later than two business days after the occurrence of any of the foregoing events. As used herein, "competing acquisition proposal" means any proposal for a merger or other business combination involving the Company or any of its material Subsidiaries or for the acquisition of substantially all of the assets of, the Company or any of its material Subsidiaries other than the one contemplated by this Agreement.

     (d) In addition, within two business days following the termination of this Agreement for any reason the Company shall (provided that neither the Buyer nor the Acquisition Subsidiary is then in material breach of its obligations hereunder) reimburse Buyer and Acquisition Subsidiary for all reasonable out-of-pocket expenses and fees incurred by them (including, without limitation, legal fees and expenses and fees payable to all banks and other financial institutions and financial advisors (other than fees payable to MS and SCB, which shall not exceed the amounts specified in Sections 5.04(a), 5.04(b) and 5.04(c) hereof) for arranging or providing the financing of or providing advisory services with respect to the Offer and the Merger, including their respective agents and legal counsel) or on their behalf in connection with the Offer and the Merger and the consummation of the transactions contemplated by this Agreement and the financing of such transactions, or incurred by banks, financial institutions or financial advisors and assumed by Buyer or Acquisition Subsidiary in connection with the negotiation, preparation, execution and performance of this Agreement and agreements relating to such financing. As long as this Agreement is in effect, the Company shall reimburse Buyer and Acquisition Subsidiary for all such reasonable out-of-pocket expenses and fees, payable as such expenses and fees are incurred, including without limitation any fees and expenses payable to banks, other financial institutions and financial advisors (other than fees payable to MS and SCB, which shall not exceed the amounts specified in Sections 5.04(a), 5.04(b) and 5.04(c) hereof for services rendered in connection with the financing arrangements and for providing the financing of or providing advisory services with respect to the Offer or the Merger which are payable on the date of the execution and delivery of this Agreement or thereafter.

     Section 5.05. ACCESS TO INFORMATION. The Company will, and will cause each Subsidiary to, give the Buyer, the Acquisition Subsidiary and each institution arranging or providing financing for the Offer or the Merger and their respective counsel, financial advisors, auditors and other authorized representatives full access to the offices, properties, books and records of the Company and the Subsidiaries and will instruct the Company's employees, counsel and financial advisors to cooperate with the Buyer and each such institution in its investigation of the business of the Company and the Subsidiaries; PROVIDED that no investigation pursuant to this Section shall affect any representation or warranty given by the Company to the Buyer hereunder.

     Section 5.06. SCHEDULE 13E-3. Nothing contained in this Agreement shall constitute the Buyer or the Acquisition Subsidiary an "affiliate" of the Company within the meaning of Rule 13e-3 promulgated under the 1934 Act. Notwithstanding the preceding sentence, either the Buyer or Acquisition Subsidiary will prepare and file with the SEC a Transaction Statement on Schedule 13E-3 with respect to the transactions contemplated by this Agreement (in the form so filed, the "Schedule 13E-3"), which Schedule 13E.3 shall comply as to form with the 1934 Act and the regulations promulgated thereunder.

     Section 5.07. REDEMPTION OF PREFERRED STOCK. Not later than the date of the commencement of the Offer, the Company will call for redemption, with the minimum permitted notice period, all of the then outstanding shares of Preferred Stock pursuant to the terms of such Preferred Stock.

     Section 5.08. REPORTS, TAXES, ETC. (a) The Company will, and will cause each Subsidiary to, duly and timely (by the due date or any duly granted extension thereof) file all reports and returns required to be filed with federal, state, local, foreign and other authorities; and

     (b) The Company will, and will cause each Subsidiary to, (i) promptly pay all taxes as are shown by such returns or otherwise lawfully levied or assessed upon it or any of its properties or interests and (ii) withhold or collect and pay to the proper governmental authorities or hold in separate bank accounts for such payment all taxes and other assessments which it believes in good faith to be required by law to be so withheld or collected.

     Section 5.09. AMENDMENT OF COMPANY'S EMPLOYEE BENEFIT PLANS. The Company will cause any of the Plans to be amended, to the extent requested by Buyer, for the purpose of permitting the plans to continue to operate in conformity with ERISA and the Internal Revenue Code of 1954, as amended ("Code"), subsequent to the Merger.

     Section 5.10. EMPLOYMENT CONTRACTS AND RELATED MATTERS. The Company will not enter into any employment or consulting agreements or agree to pay any special bonus payment to any employee.

     Section 5.11. ANTITAKEOVER STATUTES. Company will not take any action to enforce the provisions of any state antitakeover statutes which may apply to the Offer.

     Section 5.12. COMPLIANCE WITH NEW JERSEY STATUTE. The Company will use its best efforts to meet the requirements, including the provision of reasonable financial security, of the New Jersey Environmental Cleanup Responsibility Act applicable to the transactions contemplated hereby.

                                   ARTICLE VI

                             COVENANTS OF THE BUYER

              The Buyer agrees that:

     Section 6.01. OBLIGATIONS OF BUYER AND ACQUISITION SUBSIDIARY. The Buyer will take all action necessary to cause the Acquisition Subsidiary to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement. In connection therewith, at any meeting of shareholders of the Company held to vote on the Merger, the Buyer and the Acquisition Subsidiary will vote, or cause to be voted, all Shares then owned by the Buyer or the Acquisition Subsidiary in favor of the Merger.

     Section 6.02. CONFIDENTIALITY. The Buyer will hold, and will cause its consultants and advisors to hold, in confidence, unless compelled to disclose by judicial or administrative process or by other requirements of law, all confidential documents and information concerning the Company and the Subsidiaries furnished to the Buyer in connection with the transactions contemplated by this Agreement, except to the extent that such information can be shown to have been (i) previously known by the Buyer, (ii) in the public domain through no fault of the Buyer or (iii) later lawfully acquired by the Buyer from other sources; PROVIDED that the Buyer may disclose such information to its consultants and advisors in connection with the transactions contemplated by this Agreement so long as such persons are informed by the Buyer of the confidential nature of such information and are directed by the Buyer to treat such information confidentially. The Buyer's obligation to hold any such information in confidence shall be satisfied if it exercises the same care with respect to such information as it would take to preserve the confidentiality of its own similar information. If this Agreement is terminated, such confidence shall be maintained and the Buyer will, and will cause its consultants and advisors to, destroy all documents and other materials, and all copies thereof, obtained by the Buyer or on its behalf from the Company in connection with this Agreement that are subject to such confidence.

                                   ARTICLE VII

                            COVENANTS OF THE COMPANY,
                    THE BUYER AND THE ACQUISITION SUBSIDIARY

              The parties hereto agree that:

     Section 7.01. BEST EFFORTS. Subject to the terms and conditions of this Agreement, each party will use its best efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate the transactions contemplated by this Agreement as promptly as possible. Without limiting the generality of the foregoing, each party will use its best efforts to cause the financing contemplated by Section 4.06 to be made available to the Buyer.

     Section 7.02. PROXY MATERIAL; SCHEDULE 13E-3. The Buyer and the Acquisition Subsidiary, on the one hand, and the Company, on the other hand, will cooperate with each other in connection with the preparation of any proxy materials that may be required in connection with any meeting of stockholders held for the purpose of voting on the adoption of this Agreement and of the
Schedule 13E-3. It any party is required by the 1934 Act or any other applicable law to include in its proxy materials or in the Schedule 13E-3 information relating to another party hereto, such other party shall, upon request, furnish the required information to the party preparing the proxy material. If at any time prior to the Effective Time any party becomes aware that any event has occurred relating to it or its affiliates or associates or of any other information that has not been but should in accordance with applicable laws or regulations be set forth in an amendment of or supplement to the Proxy Statement or the Schedule 13E-3, it will promptly inform each of the other parties of all information with respect thereto that should be so set forth.

     Section 7.03. CERTAIN FILINGS. The Company and the Acquisition Subsidiary shall (i) promptly make any required filings, and shall thereafter promptly make any required submissions, under the HSR Act with respect to the Offer and the Merger and (ii) cooperate with one another (a) in determining whether any filings are required to be made or consents, approvals, permits or authorizations are required to be obtained under any other federal, state, local or foreign law or regulation or any consents, approvals or waivers are required to be obtained from other parties to contracts material to the Company's business in connection with the consummation of the Offer or the Merger and (b) in making any such filings, furnishing information required in connection therewith and seeking timely to obtain any such consents, permits, authorizations, approvals or waivers.

     Section 7.04. PUBLIC ANNOUNCEMENTS. The Buyer and the Company will consult with each other before issuing any press release or making any public statement with respect to the Merger and, except as may be required by applicable law or any listing agreement with any national securities exchange, will not issue any such press release or make any such public statement prior to such consultation.

     Section 7.05. NOTIFICATION OF CERTAIN MATTERS. Each of the Company, the Buyer and the Acquisition Subsidiary agrees to give prompt notice to each other party hereto of (i) the occurrence, or failure to occur, of any event in circumstances where such occurrence or failure to occur would be likely to cause any representation or warranty contained in this Agreement to be untrue and inaccurate in any material respect at any time from the date hereof to the Effective Time and (ii) any material failure of such party to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided. however, that no such notification shall affect the representations or warranties of the parties or the conditions to the obligations to the parties hereunder.

     Section 7.06. INDEMNIFICATION. The parties hereto agree to cooperate and use their best efforts to defend against and respond to any action, suit, proceeding or investigation relating to this Agreement or to the transactions contemplated hereby, including arranging the financing and providing other advisory services by MS and the financial advisory services provided in connection with the financing arrangements by SCB, whether commenced before or after the Effective Time. To the fullest extent permitted under applicable law and regardless of whether the Merger is consummated, the Company shall, prior to the Effective Time, and the Surviving Corporation shall, after the Effective Time, indemnify and hold harmless, each director, officer, employee, fiduciary and agent of the Company and any Subsidiary, and MS, The Morgan Stanley Advisory Partnership, SCB, the Buyer, the Funds and their respective subsidiaries and affiliates, and each other person, if any, controlling them, including, without limitation, officers and directors serving as such on the date hereof and each employee, fiduciary and agent of each of them (collectively, the "Indemnified Parties") against any can or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities (or actions in respect thereof) and amounts paid in settlement in connection with any claim, action, suit, proceeding or investigation arising out of or pertaining to any of the transactions contemplated hereby, including the Merger, the Offer and the financing thereof including, without limitation, liabilities arising under the 1933 Act, or the 1934 Act, and in the event of any such claim, action, suit, proceeding or investigation (whether arising before or after the Effective
Time), an Indemnified Party shall promptly notify the Company or the Surviving Corporation (as the case may be) in writing, and the Company or the Surviving Corporation (as the case may be), upon request of such Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Company or the Surviving Corporation (as the case may be) may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Company or the Surviving Corporation (as the case may be) and such Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Company or the Surviving Corporation (as the case may be) and an Indemnified Party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; PROVIDED, that neither the Company nor the Surviving Corporation shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld); PROVIDED FURTHER that neither the Company nor the Surviving Corporation shall be obligated pursuant to this Section to pay the fees and disbursements of more than one counsel in addition to counsel to the Company or the Surviving Corporation, if any, for all Indemnified Parties in any single action except to the extent that, in the opinion of counsel for the Indemnified Parties, two or more of such Indemnified Parties have conflicting interests in the outcome of such action. For six years after the Effective Time, the Surviving Corporation shall use its reasonable efforts to provide officers' and directors' liability insurance covering the Indemnified Parties who are currently covered by the Company's officers' and directors' liability insurance policy on terms no less favorable than those in effect on the date hereof in terms of coverage and amounts; provided such insurance is then available at an annual cost comparable to the annual cost (together with such increases in cost as are not unreasonable in the judgment of the Buyer in light of market conditions) of such insurance as in effect on the date hereof. The Buyer shall continue in effect the indemnification provisions currently provided by the Articles of Incorporation and By-Laws of the Company, or provisions providing at least the same scope and extent of coverage, for a period or six years after the Effective Time. This Section shall survive the consummation of the Merger. Notwithstanding the foregoing, neither the Company nor the Surviving Corporation shall have any obligation under this Section to indemnify any Indemnified Party against any cost, expense, judgment, fine, loss, claim, damage, liability or settlement amount which is found to have resulted principally from such Indemnified Person's own gross negligence or willful misconduct, nor shall the Company or the Surviving Corporation have any right to settle any claim on behalf of an Indemnified Party in which it is alleged that any Indemnified Party's action or inaction constituted gross negligence or willful misconduct without such Indemnified Party's prior written consent. No Indemnified Party shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company or Surviving Corporation for or in connection with transactions contemplated hereby except for any such liability for losses, claims, damages, liabilities or expenses incurred by such Indemnified Party that result from such party's gross negligence or willful misconduct. This Section is intended to be for the benefit of and to grant third party rights to Indemnified Parties whether or not parties to this Agreement, and each of the Indemnified Parties shall be entitled to enforce the covenants contained herein. In any claim covered pursuant to this Section 7.06 wherein any settlement is proposed that is unsatisfactory to an Indemnified Party, such Indemnified Party may take over the defense of such action and shall become liable for all costs and expenses above the legal fees and expenses expended and the amount of the settlement up to such time, provided that all such Indemnified Parties may settle as to themselves.

     Section 7.07. FURTHER ASSURANCES. At and after the Effective Time, the officers and directors of the Surviving Corporation will be authorized to execute and deliver, in the name and on behalf of the Company or the Acquisition Subsidiary, any deeds, bills of sale, assignments or assurances and to take and do, in the name and on behalf of the Company or the Acquisition Subsidiary, any other actions and things to vest, perfect or confirm of record or otherwise in the Surviving Corporation any and all right, title and interest in, to and under any of the rights, properties or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.

                                  ARTICLE VIII

                            CONDITIONS TO THE MERGER

     Section 8.01. CONDITIONS TO THE OBLIGATIONS OF EACH PARTY. The obligations of the Company, the Buyer and the Acquisition Subsidiary to consummate the Merger are subject to the satisfaction of the following conditions:

              (i) adoption of this Agreement by the shareholders of the Company in accordance with applicable Pennsylvania law;

              (ii) any waiting period (and any extension thereof) under the HSR Act relating to the Merger shall have expired or have been terminated;

              (iii) no provision of any applicable law or regulation or executive order and no judgment, injunction, order or other decree of any court or governmental body, agency or official shall prohibit or otherwise prevent the consummation of the Merger;

              (iv)    Shares shall have been purchased pursuant to the Offer;
     and

              (v) funds necessary to consummate the Offer and the Merger shall have been made available to the Buyer and the Acquisition Subsidiary as contemplated in Section 4.06.

     Section 8.02. CONDITIONS TO THE OBLIGATION OF THE COMPANY. The obligation of the Company to consummate the Merger is subject to the satisfaction of the following further conditions:

              (i) the Buyer and the Acquisition Subsidiary shall have performed in all material respects all of their obligations hereunder required to be performed by them at or prior to the Effective Time;

              (ii) the representations and warranties of the Buyer contained in this Agreement shall have been true in all material respects at and as of the date when made; and

              (iii) receipt by the Company of a certificate signed by an appropriate executive officer of the Buyer to the effect set forth in clauses (i) and (ii) of this Section.

The condition set forth in clause (ii) above shall not be applicable in the event that the Buyer shall have purchased Shares pursuant to the Offer.

     Section 8.03. CONDITIONS TO THE OBLIGATIONS OF THE BUYER ACQUISITION SUBSIDIARY. The obligations of the Buyer and the Acquisition Subsidiary to consummate the Merger are subject to the satisfaction of the following further conditions:

              (i) the Company shall have performed in all material respects all of its obligations hereunder required to be performed by it at or prior to the Effective Time;

              (ii) the representations and warranties of the Company contained in this Agreement shall have been true in all material respects when made and in addition that the representations and warranties contained in Section 3.11 shall be true in all material respects at and as of the Effective Time;

              (iii) receipt by the Buyer of a certificate signed by an appropriate executive officer of the Company to the effect set forth in clauses (i) and (ii) of this Section;

              (iv) receipt by the Buyer and the Acquisition Subsidiary of, or the Buyer's satisfaction that it will receive, all approvals of any governmental body, agency or official required so that the Surviving Corporation shall be able to continue to carry on the business of the Company and its Subsidiaries substantially in the manner now conducted; and

              (v) receipt by the Buyer of all documents it may reasonably request relating to the existence of the Company and its corporate authority for this Agreement, all in form and substance satisfactory to the Buyer.

                                   ARTICLE IX

                                   TERMINATION

     Section 9.01. TERMINATION. This Agreement may be terminated and the Merger may be abandoned at any time prior to the Effective Time (whether before or after approval of this Agreement by the shareholders of the Company):

              (a)     by mutual written consent of the Company and the Buyer;

              (b) by either the Company or the Buyer, if the Merger has not been consummated by June 30, 1987 by reason of a condition to the obligation of such party not having been satisfied;

              (c) by the Company, if the Buyer or the Acquisition Subsidiary deliberately fails in any material respect to perform any of their respective obligations under this Agreement or if any representation or warranty made by the Buyer or the Acquisition Subsidiary herein or pursuant hereto shall not have been true and correct in all material respects when made;

              (d) by the Buyer, if the Company deliberately fails in any material respect to perform any of its obligations under this Agreement or if any representation or warranty made by the Company herein or pursuant hereto shall not have been true and correct in all material respects when made;

              (e) by the Buyer, if because of the occurrence of an event that results or would result in a failure to satisfy any of the conditions set forth in Annex I hereto the Buyer shall have failed to commence the Offer on or before November 18, 1986, shall have failed to purchase Shares prior to the expiration of the Offer or shall have terminated the Offer;

              (f) by the Buyer, if the Board of Directors shall have withdrawn or modified in a manner adverse to the Buyer its approval or recommendation of the Offer, this Agreement or the Merger, or shall have resolved to do so;

              (g) by the Buyer, if (i) no Shares have previously been purchased in the Offer and (ii) any change has occurred since the Balance Sheet Date which has caused, or is reasonably likely to cause, a material adverse effect on the business, financial condition or results of operations or prospects of the Company and the Subsidiaries taken as a whole.

     Section 9.02. EFFECT OF TERMINATION. If this Agreement is terminated pursuant to Section 9.01, this Agreement shall become void and of no effect with no liability on the part of any party hereto, except that t60he agreements contained in Sections 5.04, 6.02 and 7.06 shall survive the termination hereof.

                                    ARTICLE X

                                  MISCELLANEOUS

     Section 10.01. NOTICES. All notices, requests and other communications to any party hereunder shall be in writing (including telex or similar writing) and shall be given,

              if to the Buyer or the Acquisition Subsidiary, to:

                      LP Holding Corp.
                      c/o Shereff, Friedman, Hoffman & Goodman
                      919 Third Avenue, 20th Floor
                      New York, N.Y.  10022
                      Attention:  John D. DePaul
                                    c/o Martin Nussbaum

                      with a copy to:

                      Shereff, Friedman, Hoffman & Goodman
                      919 Third Avenue, 20th Floor
                      New York, N.Y.  10022
                      Attention:  Martin Nussbaum; and

              if to the Company, to:

                      The Lehigh Press, Inc.
                      Cooper Parkway Building West
                      North Park Drive & Airport Highway
                      Pennsauken, New Jersey  08109
                      Attention:  John D. DePaul

                      with copies to:

                      Schnader, Harrison, Segal & Lewis
                      1600 Market Street, Suite 3600
                      Philadelphia, Pa.  19103
                      Attention:  Jeffrey L. Schulte


                      Saul, Ewing, Remick & Saul
                      3800 Centre Square West
                      Philadelphia, Pa.  19102-2186
                      Attention:  Thomas J. Sharbaugh

or such other address as such party may hereafter specify by notice to the other parties hereto. Each such notice, request or other communication shall be effective when delivered at the address specified in this Section.

     Section 10.02. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. None of the representations and warranties contained herein made by any party shall survive the Effective Time or the termination of this Agreement.

     Section 10.03. AMENDMENTS. Any provision of this Agreement may be amended by the boards of directors of the parties hereto at any time prior to the Effective Time; PROVIDED that any such amendment made after the adoption of this Agreement by the stockholders of any constituent corporation shall not (i) alter or change the amount or kind of consideration to be received in exchange for any of the shares of capital stock of such constituent corporation, (ii) alter or change any term of the certificate of incorporation of the Surviving Corporation or (iii) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any shares of capital stock of such constituent corporation. Any amendment to this Agreement shall be in writing signed by all the parties hereto.

     Section 10.04. WAIVERS. At any time prior to the Effective Time, the Buyer and the Acquisition Subsidiary, on the one hand, and the Company, on the other hand, may (i) extend the time for the performance of any agreement of the other party hereto, (ii) waive any inaccuracy in the representations and warranties contained herein or in any document delivered pursuant hereto or
(iii) waive compliance with any agreement or condition contained herein. Any agreement on the part of any party to any such extension or waiver shall be effective only if set forth in a writing signed on behalf of such party and delivered to the other party.

     Section 10.05. SUCCESSORS AND ASSIGNS; BINDING EFFECT. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no party may assign or otherwise transfer any of its rights under this Agreement without the consent of each of the other parties hereto. Sections 5.04(a), 5.04(b), 5.04(c) and 7.06 are intended to be for the benefit of and grant to the third parties identified therein the rights specified therein whether or not such parties are party to this Agreement, and each of such third parties shall be entitled to enforce the covenants contained therein or in such Sections. Except as provided in the preceding sentence, this Agreement shall be binding upon each of the parties hereto and their respective successors and assigns, and nothing in this Agreement is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

     Section 10.06. GOVERNING LAW. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware.

     Section 10.07. COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each parry hereto shall have received counterparts hereof signed by all of the other parties hereto.

     Section 10.08. HEADINGS AND REFERENCES. The headings of the Sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

       IN WITNESS WHEREOF, the parties caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                         THE LEHIGH PRESS, INC.

                                         By:    /s/ William O. Krenkler
                                            ----------------------------------
                                                       Title:  VICE CHAIRMAN


Attest:

        /s/ Marie K. White
-----------------------------------
        ASSISTANT SECRETARY


                                         LP ACQUISITION CORP.

                                         By:    /s/ John D. Depaul
                                            ----------------------------------
                                         Title: PRESIDENT AND CHIEF EXECUTIVE
                                         OFFICER


Attest:

        /s/ Martin Nussbaum
-----------------------------------
        ASSISTANT SECRETARY


                                         LP ACQUISITION CORP.

                                         By:    /s/ John D. Depaul
                                            ----------------------------------
                                         Title: PRESIDENT AND CHIEF EXECUTIVE
                                         OFFICER

Attest:

        /s/ Martin Nussbaum
-----------------------------------
        ASSISTANT SECRETARY

                                                                         ANNEX I

                         CERTAIN CONDITIONS OF THE OFFER

     Terms defined in the Agreement and Plan of Merger dated as of November 10, 1986 (the "Merger Agreement") among The Lehigh Press, Inc., LP Holding Corp. and LP Acquisition Corp. are used herein as therein defined. Notwithstanding any other provisions of the Offer, and in addition to the condition that not less than 539,495 Shares are validly tendered and not withdrawn, the Buyer shall not be required to accept for payment or pay for any Shares pursuant to the Offer, may postpone the purchase of or payment for Shares tendered and to be purchased by it, and may terminate or amend the Offer if at any time on or after November 7, 1986 and before the time of payment for any such Shares (whether or not any Shares have theretofore been accepted for payment or paid for pursuant to the Offer), any of the following shall occur:

               (a) There shall be instituted or pending any action or proceeding before any domestic or foreign court, legislative body or governmental agency or other regulatory or administrative agency or commission (i) challenging the acquisition in whole or in part of the Shares, seeking to restrain or prohibit the making or consummation of the Offer or seeking to obtain any material damages or otherwise directly or indirectly relating to the transaction contemplated by the Offer, (ii) seeking to prohibit or restrict the Buyer's (or any of its affiliates' or subsidiaries') ownership or operation of any material portion of its or the Company's business or assets, or to compel the Buyer (or any of its affiliates or subsidiaries) to dispose of or hold separate all or any material portion of the Company's business or assets as a result of the Offer, (iii) making the purchase of, or payment for, some or all of the Shares illegal, (iv) resulting in a delay in the ability of the Buyer or the Acquisition Subsidiary to accept for payment or pay for some or all of the Shares except for a delay resulting from a second request for information pursuant to the HSR Act, (v) imposing material limitations on the ability of the Buyer or the Acquisition Subsidiary effectively to acquire or to hold or to exercise full rights of ownership of the Shares, including, without limitation, the right to vote the Shares purchased by the Acquisition Subsidiary on all matters properly presented to the shareholders of the Company, (vi) imposing any limitations on the ability of the Acquisition Subsidiary or any of its affiliates or subsidiaries effectively to control in any material respect the business and operations of the Company, (vii) adversely affecting the financing of the Offer or the Merger, or (viii) which otherwise, in the sole judgment of the Acquisition Subsidiary, has or may have material adverse significance with respect to either the value of the Company or any of its subsidiaries or affiliates or the value of the Shares to the Buyer or the Acquisition Subsidiary;

               (b) Any statute, rule, regulation or order shall be enacted, promulgated, entered or deemed applicable to the Offer, or any other action shall have been taken, proposed or threatened, by any domestic or foreign government or governmental authority or by any court, domestic or foreign, which, in the sole judgment of the Acquisition Subsidiary, is likely, directly or indirectly, to result in any of the consequences referred to in clause (i) through (viii) or paragraph (a) above;

               (c) Any change (actual or prospective) shall have occurred or be threatened in the financial condition, assets, capitalization, prospects, properties, business or results of operations of the Company and its subsidiaries which in the sole judgment of the Acquisition Subsidiary is or is likely to be materially adverse to the Company and its subsidiaries taken as a whole, or the Buyer or the Acquisition Subsidiary shall become aware of any fact (including, but not limited to, any such change or development) which in the sole judgment of the Acquisition Subsidiary has or is likely to have materially adverse significance with respect to the Company and its subsidiaries taken as a whole;

               (d) There shall have occurred (i) any general suspension of trading in, or limitation on prices for, securities on the New York Stock Exchange or the American Stock Exchange, (ii) the declaration of a banking moratorium or any suspension of payments in respect of banks in the United States, (iii) the commencement of a war, armed hostilities or other international or national calamity materially affecting the United States, (iv) any limitation by any governmental authority or any other event which, in the sole judgment of the Acquisition Subsidiary, might affect the extension of credit by banks or other lending institutions, or (v) in the case of any of the foregoing existing at the time of the Offer, any material acceleration thereof;

               (e) Any Person (other than John D. DePaul, the Buyer or any of its affiliates or subsidiaries) shall make a proposal which is or is required to be publicly announced or carry out (i) a tender or exchange offer for 35% or more (or which, assuming the maximum amount of securities which could be purchased in such offer, would result in any such Person beneficially owning 35% or more) of the outstanding voting securities of the Company or (ii) a transaction or transactions involving the transfer of beneficial ownership of securities representing, or the right to acquire beneficial ownership of or to vote securities (or which could result in the acquisition of beneficial ownership of or the right to vote securities representing), 35% or more of the outstanding voting securities of the Company (other than acquisitions for bona fide arbitrage purposes);

               (f) Any Person (other that John D. DePaul, the Buyer or any of its affiliates or subsidiaries) shall acquire, or shall publicly declare that such person has or has previously acquired and continues to have, or the Buyer shall otherwise learn that such person has or has previously acquired and continues to have beneficial ownership (as defined in Rule 13d-3 promulgated under the 1934 Act), of at least 20% of the outstanding voting securities of the Company or be granted any option or right to acquire at least 20% of such voting securities (other that acquisitions for bona fide arbitrage purposes);

               (g) The Company shall have breached or failed to perform in any material respect any of its obligations, covenants or agreements under the Merger Agreement or the representations and warranties of the Company set forth in the Merger Agreement shall not be true and complete in all material respects when made or at any time prior to the consummation of the Offer as if made at and as of such time;

               (h) The Merger Agreement shall have been terminated by the Company or the Buyer or the Acquisition Subsidiary pursuant to its terms; or

               (i) The funds necessary to consummate the Offer shall not have been made available to it as contemplated in Section 4.06 of the Merger Agreement;

which, in the sole judgment of the Acquisition Subsidiary with respect to each and every matter referred to above, and regardless of the circumstances (including any action or inaction by the Buyer or the Acquisition Subsidiary) giving rise to any such condition, makes it inadvisable to proceed with the Offer or with such acceptance for payment or payments.

          The foregoing conditions are for the sole benefit of the Buyer and the Acquisition Subsidiary and may be asserted by the Buyer and the Acquisition Subsidiary in their sole discretion regardless of the circumstances giving rise to any such conditions (including any action or inaction by the Buyer or the Acquisition Subsidiary) or may be waived by the Buyer or the Acquisition Subsidiary in their sole discretion in whole or in part. The failure by the Buyer or the Acquisition Subsidiary at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each right shall be deemed a continuing right which may be asserted at any time and from time to time. Any determination by the Buyer or the Acquisition Subsidiary with respect to the foregoing conditions shall be final and binding on the parties.

                          COMMONWEALTH OF PENNSYLVANIA
                                     [LOGO]
                               DEPARTMENT OF STATE

To All To Whom These Presents Shall Come, Greeting:

     Whereas, UNDER THE PROVISIONS OF ARTICLE IX OF THE BUSINESS CORPORATION LAW (ACT OF MAY 5, 1933, P.L. 364), AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                              CERTIFICATE OF MERGER

EVIDENCING THE MERGER OF ANY ONE OF MORE DOMESTIC CORPORATIONS, AND ANY ONE OR MORE FOREIGN CORPORATIONS INTO ONE OF SUCH CORPORATIONS UNDER THE PROVISIONS OF THAT LAW; AND

     Whereas, THE STIPULATIONS AND CONDITIONS of THAT LAW RELATING TO THE MERGER OF SUCH CORPORATIONS HAVE BEEN FULLY COMPLIED WITH BY LP ACQUISITION CORP., a Delaware corporation and THE LEHIGH PRESS, INC., a Pennsylvania corporation

     It is, Therefore, CERTIFIED, THAT FROM THE ARTICLES OF MERGER FILED WITH THE DEPARTMENT OF STATE, IT APPEARS THAT LP ACQUISITION CORP., the Delaware corporation has been merged into THE LEHIGH PRESS, INC., the Pennsylvania corporation

     Therefore, Know Ye, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH, AND UNDER AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, HEREBY DECLARE THAT THE LEHIGH PRESS, INC., the Pennsylvania corporation shall be the surviving corporation.

                                   Given  UNDER MY HAND AND THE GREAT SEAL OF
                                          THE COMMONWEALTH, AT THE CITY OF
                                          HARRISBURG, THIS 6TH DAY OF MARCH IN
                                          THE YEAR OF OUR LORD ONE THOUSAND NINE
                                          HUNDRED AND EIGHTY-SEVEN AND OF THE
                                          COMMONWEALTH THE TWO HUNDRED ELEVENTH.

                                                  /s/ James J. Haggerty
                                          --------------------------------------
                                              SECRETARY OF THE COMMONWEALTH

APPLICANT'S ACC'T NO.                                                          FILED THIS _______ DAY
DSCB:BCL-903 (Rev. 7-78)                                                       OF DEC 21, 1988, 19__.
                                              8895 707
                                        --------------------                   COMMONWEALTH OF
FILING FEE: $80 PLUS                    (Line for numbering)                   PENNSYLVANIA
$20                                            202583                          DEPARTMENT OF STATE
FOR EACH PARTY
CORPORATION                              COMMONWEALTH OF
IN EXCESS OF TWO                           PENNSYLVANIA
AMB-9                                   DEPARTMENT OF STATE                    James J. Haggerty
                                        CORPORATION BUREAU
ARTICLES OF MERGER--
BUSINESS                                                                       SECRETARY OF THE
CORPORATION                                                                    COMMONWEALTH
                                                                               (Box for Certification)

In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933, (P. L. 364) (15 P.S. Section 1903), the undersigned corporations, desiring to effect a merger, does hereby certify that:

1. The name of the corporation surviving the merger is:

             THE LEHIGH PRESS, INC.

2. (Check and complete one of the following):

   /X/ The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

ABRAHAMS, LOEWENSTEIN, BUSHMAN & KAUFFMAN              14th Fl. United Engineers Bldg. 305 17th St.
-----------------------------------------------------------------------------------------------------------------------
            (NUMBER)                                                                                 (STREET)

         PHILADELPHIA                               Pennsylvania                            19103-4123
-----------------------------------------------------------------------------------------------------------------------
            (CITY)                                                                                   (ZIP CODE)

   / / The surviving corporation is a foreign corporation incorporated under the laws of ________________________
                                                                                          (NAME OF JURISDICTION)
________________ and the location of its office registered with such domiciliary jurisdiction is:

_______________________________________________________________________________________________________________________
            (NUMBER)                                                                                  (STREET)

_______________________________________________________________________________________________________________________
            (CITY)                              (STATE)                                              (ZIP CODE)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

4. (Check, and if appropriate, complete one of the following):

   /X/ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   / / The plan of merger shall be effective on _________ at _________.
                                                 (DATE)       (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NAME OF CORPORATION                                  MANNER OF ADOPTION
--------------------------------------------------------------------------------
THE LEHIGH PRESS, INC.                Approved by a consent or consents in
                                      writing, setting forth the action so
                                      taken, signed by all of the shareholders
                                      entitled to vote thereon, and filed with
                                      the secretary of the corporation.

6. (Strike out this paragraph if no foreign corporation is party to the merger.) The plan was authorized, adopted or approved, as the case may be, by the foreign corporation (or each of the foreign corporations) in accordance with the laws of the jurisdiction in which it was formed.

7. The plan of merger is set forth in Exhibit A, attached hereto and made a part hereof.

     IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized office and its corporate seal, duly attested by another such officer, to be hereunto affixed this 16th day of December, 1988.


                                              THE LEHIGH PRESS, INC.
                               -------------------------------------------------
                                               (NAME OF CORPORATION)

                               By  /s/            William F. Love
                               -------------------------------------------------
                                                   (SIGNATURE)

                                                 Vice President
                               -------------------------------------------------
                                    (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/      Marie K. White
-------------------------------
           (SIGNATURE)

         Secretary
-------------------------------
    (TITLE: SECRETARY,
 ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                   LP HOLDING CORP.
                               -------------------------------------------------
                                            (NAME OF CORPORATION)

                               By  /s/           William F. Love
                               -------------------------------------------------
                                               (SIGNATURE)

                                          Vice President
                               -------------------------------------------------
                                  (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/      Marie K. White
-------------------------------
           (SIGNATURE)

         Secretary
-------------------------------
    (TITLE: SECRETARY,
 ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

          AGREEMENT AND PLAN OF MERGER dated as of the 16th day of December, 1988, between LP Holding Corp., a Delaware corporation ("LP Corp."), and The Lehigh Press, Inc., a Pennsylvania corporation ("Lehigh").

                              W I T N E S S E T H:

          WHEREAS, Lehigh has authorized capital stock consisting of 8,000,000 shares of common stock, without par value ("Lehigh Common"), 579,841 shares of which, as of the date hereof, are issued and outstanding and held of record by LP Corp. and 50,000 shares of preferred stock, without par value ("Lehigh Preferred"), no shares of which, as of date hereof, are issued and outstanding; and

          WHEREAS, LP Corp. has authorized capital stock consisting of 500,000 shares of common stock, par value $.10 per share ("LP Corp. Common"), 141,519 shares of which, as of the date hereof, are issued and outstanding and held of record by John D. DePaul ("DePaul"); and

          WHEREAS, the respective Boards of Directors of Lehigh and LP Corp. deem it advisable and in the best interests of each of such corporations and their respective stockholders that LP Corp. be merged with and into Lehigh (the "Merger") upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and in accordance with the laws of the States of Delaware and Pennsylvania, the parties hereto agree that LP Corp. shall be merged with and into Lehigh and that the terms and conditions of the Merger shall be as follows:

                                    ARTICLE 1

                         MERGER OF LP CORP. INTO LEHIGH
                                 EFFECTIVE DATE

          SECTION 1.01. On the Effective Date (as defined in Section 1.02 below), LP Corp. shall be merged with and into Lehigh, the separate existence of LP Corp. shall cease, and Lehigh, as the surviving corporation, shall continue its corporate existence under the laws of the State of Pennsylvania and shall succeed, insofar as permitted by law, to all rights, assets, liabilities and obligations of LP Corp. in accordance with the Business Corporation Law of the State of Pennsylvania (the "PBCL").

          SECTION 1.02. As soon as practicable after each of the conditions set forth in Article 4 has been satisfied or waived, LP Corp. and Lehigh will file, or cause to be filed, with each of the Secretary of State of the State of Delaware and the Secretary of State of the State of Pennsylvania a certificate or articles of merger for the Merger, which certificate or articles of merger shall be in the form required by and executed in accordance with applicable provisions of Delaware or Pennsylvania law, as the case may be. The Merger shall become effective upon filing with the Secretary of State (the "effective date").

                                    ARTICLE 2

                           ARTICLES OF INCORPORATION;
                          BY-LAWS; CONVERSION OF SHARES

          SECTION 2.01. The Articles of Incorporation, By-Laws and name of Lehigh in existence and in effect immediately prior to the Effective Date shall be the Articles of Incorporation, By-Laws and name, respectively, of the surviving corporation unless and until the same shall thereafter be altered, amended or repealed.

          SECTION 2.02. On and as of the Effective Date, each share of LP Corp. Common issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one share of

Lehigh Common. On and as of the Effective Date, each share of Lehigh Common issued and outstanding immediately prior thereto shall be cancelled.

                                    ARTICLE 3

                                    COVENANTS

          SECTION 3.01. LP Corp. agrees that it will not, prior to the Effective Date, (a) authorize or issue any additional shares of LP Corp. Common, any security convertible into, or exchangeable for, shares of LP Corp. Common or any warrants, options or other rights to purchase or subscribe for any shares of LP Corp. Common or (b) hypothecate, transfer or otherwise dispose of any shares of Lehigh Common held by it.

          SECTION 3.02. Lehigh agrees that it will not, prior to the Effective Date, issue any additional shares of Lehigh Common or Lehigh Preferred, any security convertible into, or exchangeable for, shares of Lehigh Common or Lehigh Preferred, or any warrants, options or other rights to purchase or subscribe for shares of Lehigh Common or Lehigh Preferred.

          SECTION 3.03. Each party agrees that it will make every reasonable effort to obtain such consents or approvals and to take such further actions as may be necessary or appropriate in furtherance of the transactions contemplated hereby.

                                    ARTICLE 4

                                   CONDITIONS

          The obligations of the parties hereto are subject to the satisfaction of the following conditions, which shall have been satisfied on or prior to the Effective Date:

          SECTION 4.01. All approvals and consents necessary to consummate the Merger shall have been obtained.

          SECTION 4.02. The obligations of each party hereunder shall be subject to the performance, by the other party, of its respective agreement and obligations pursuant hereto. Each party to whom performance is owed may waive, as to itself, the performance of any agreement or obligation of the other party.

          SECTION 4.03. Notwithstanding satisfaction of the conditions contained in Sections 4.01 and 4.02 hereof, the Board of Directors of LP Corp. shall have the right not to proceed with the transactions contemplated by this Agreement if, in its judgment, it determines that such transactions would, for any reason, not be in the best interests of LP Corp. or its stockholder(s).

                                    ARTICLE 5

                                  MISCELLANEOUS

          SECTION 5.03. This Agreement shall be construed under and in accordance with, and be governed by, the laws of the State of Pennsylvania applicable to contracts made and to be performed entirely within the State of Pennsylvania.

          SECTION 5.03. This Agreement may be executed in one or more counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

          SECTION 5.03. Subject to Sections 4.01, 4.02 and 4.03 hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and respective successors and permitted assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this agreement as of the date first above written.

                                           LP HOLDING CORP.


                                           By:
                                              ------------------------------
                                              John D. DePaul, President

                                           THE LEHIGH PRESS, INC.


                                           By:
                                              ------------------------------
                                              John D. DePaul, President

                          COMMONWEALTH OF PENNSYLVANIA

                           [DEPARTMENT OF STATE LOGO]

To All To Whom These Presents Shall Come, Greeting:

     Whereas, UNDER THE PROVISIONS OF ARTICLE IX OF THE BUSINESS CORPORATION LAW (ACT OF MAY 5, 1933, P.L. 364), AS AMENDED, THE DEPARTMENT OF STATE IS AUTHORIZED AND REQUIRED TO ISSUE A

                              CERTIFICATE OF MERGER

EVIDENCING THE MERGER OF ANY ONE OF MORE DOMESTIC CORPORATIONS, AND ANY ONE OR MORE FOREIGN CORPORATIONS INTO ONE OF SUCH CORPORATIONS UNDER THE PROVISIONS OF THAT LAW; AND

     Whereas, THE STIPULATIONS AND CONDITIONS OF THAT LAW RELATING TO THE MERGER OF SUCH CORPORATIONS HAVE BEEN FULLY COMPLIED WITH BY LP HOLDING CORP., a Delaware corporation and THE LEHIGH PRESS, INC., a Pennsylvania corporation

     It is, Therefore, CERTIFIED, THAT FROM THE ARTICLES OF MERGER FILED WITH THE DEPARTMENT OF STATE, IT APPEARS THAT LP HOLDING CORP., the Delaware corporation has been merged into and with THE LEHIGH PRESS, INC., the Pennsylvania corporation,

     Therefore, Know Ye, THAT SUBJECT TO THE CONSTITUTION OF THIS COMMONWEALTH, AND UNDER AUTHORITY OF THE BUSINESS CORPORATION LAW, I DO BY THESE PRESENTS, WHICH I HAVE CAUSED TO BE SEALED WITH THE GREAT SEAL OF THE COMMONWEALTH, HEREBY DECLARE THAT THE LEHIGH PRESS, INC., the Pennsylvania corporation shall be the surviving corporation.

                                      Given   UNDER MY HAND AND THE GREAT
                                             SEAL OF THE COMMONWEALTH, AT THE
                                             CITY OF HARRISBURG, THIS 21ST DAY
                                             OF DECEMBER IN THE YEAR OF OUR LORD
                                             ONE THOUSAND NINE HUNDRED AND
                                             EIGHTY-EIGHT AND OF THE
                                             COMMONWEALTH THE TWO HUNDRED
                                             THIRTEENTH.

                                                    /s/ James J. Haggerty
                                             -----------------------------------
                                                SECRETARY OF THE COMMONWEALTH

                                                        ------------------------
                                                        FILED THIS________DAY OF
                                                        ________
APPLICANT'S ACC'T
NO.                                  8895 698           DEC 22, 1988, 19
DSCB:BCL-903 (Rev. 7-78)    --------------------------  ______.
FILING FEE: $80 PLUS $20       (Line for numbering)     COMMONWEALTH OF
FOR EACH PARTY CORPORATION          202583              PENNSYLVANIA
IN EXCESS OF TWO                                        DEPARTMENT OF STATE
AMB-9                     COMMONWEALTH OF PENNSYLVANIA
                              DEPARTMENT OF STATE
                               CORPORATION BUREAU       James J. Haggerty

ARTICLES OF MERGER--                                    EFF:  DEC 31, 1998 -
BUSINESS CORPORATION                                    11:59 P.M.
                                                        SECRETARY OF THE
                                                        COMMONWEALTH
--------------------------------------------------------------------------------
                                                        (Box for Certification)

     In compliance with the requirements of section 903 of the Business Corporation Law, act of May 5, 1933, (P.L. 364) (15 P.S. ss.1903) the undersigned corporations, desiring to effect a merger, hereby certify that:

1. The name of the corporation surviving the merger is:

          THE LEHIGH PRESS, INC.
--------------------------------------------------------------------------------

2. Check and complete one of the following):

   /X/ The surviving corporation is a domestic corporation and the location of its registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department)

ABRAHAMS, LOEWENSTEIN, BUSHMAN & KAUFFMAN        14TH FL. UNITED ENGINEERS BLDG. 305 17TH ST.
---------------------------------------------------------------------------------------------
              (NUMBER)                                              (STREET)

              PHILADELPHIA                                         19103-4123
----------------------------------------------------Pennsylvania----------------
                (CITY)                                             (ZIP CODE)


   / / The surviving corporation is a foreign corporation incorporated under the laws of_____________________________
                                                                                           (NAME OF JURISDICTION)
__________________ and the location of its office registered with such domiciliary jurisdiction is:

----------------------------------------------------------------------------------------------------------------------
          (NUMBER)                                                                                          (STREET)

----------------------------------------------------------------------------------------------------------------------
           (CITY)                                          (STATE)                                          (ZIP CODE)

3. The name and the location of the registered office of each other domestic business corporation and qualified foreign business corporation which is a party to the plan of merger are as follows:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

4. (Check, and if appropriate, complete one of the following):

   /X/ The plan of merger shall be effective upon filing these Articles of Merger in the Department of State.

   /X/ The plan of merger shall be effective on     December 31, 1988     at 11:59 p.m.   .
                                                  ------------------------------------------
                                                        (DATE)                 (HOUR)

5. The manner in which the plan of merger was adopted by each domestic corporation is as follows:

NAME OF CORPORATION                                     MANNER OF ADOPTION
--------------------------------------------------------------------------------
THE LEHIGH PRESS, INC.                       Adopted by action of the board of
                                             directors pursuant to Section 902.1
                                             of the Business Corporation Law.

6. (Strike out this paragraph if no foreign corporation is party to the merger.) The plan was authorized, adopted or approved, as the case may be, by the foreign corporation (or each of the foreign corporations) in accordance with the laws of the jurisdiction in which it was formed.

7. The plan of merger is set forth on Exhibit A, attached hereto and made a part hereof.

   IN TESTIMONY WHEREOF, each undersigned corporation has caused these Articles of Merger to be signed by a duly authorized office and its corporate seal, duly attested by another such officer, to be hereunto affixed this 16th day of DECEMBER , 1988.

                                                                THE LEHIGH PRESS, INC.
                                                        --------------------------------------------
                                                                (NAME OF CORPORATION)

                                                By  /s/         William F. Love
                                                        --------------------------------------------
                                                                      (SIGNATURE)

                                                                Vice President
                                                        --------------------------------------------
                                                            (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/  Marie K. White
-----------------------------------------------
       (SIGNATURE)

       Secretary
-----------------------------------------------
 (TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                                LEHIGH PRESS-PUERTO RICO, INC.
                                                        --------------------------------------------
                                                                   (NAME OF CORPORATION)

                                                By /s/          William F. Love
                                                        --------------------------------------------
                                                                       (SIGNATURE)

                                                                Vice President
                                                        --------------------------------------------
                                                           (TITLE: PRESIDENT, VICE PRESIDENT, ETC.)

Attest:

/s/    Marie K. White
------------------------------------------------
       (SIGNATURE)

       Secretary
------------------------------------------------
  (TITLE: SECRETARY, ASSISTANT SECRETARY, ETC.)

(CORPORATE SEAL)

                                                                      EXHIBIT A

                                                                      8895 700

                          AGREEMENT AND PLAN OF MERGER

          AGREEMENT AND PLAN OP MERGER dated as of the 16th day of December, 1988, between Lehigh Press-Puerto Rico, Inc., a Delaware corporation ("LPPR"), and The Lehigh Press, Inc., a Pennsylvania corporation ("Lehigh").

                                   WITNESSETH:

          WHEREAS, LPPR has authorized capital stock consisting of 3,000 shares of common stock, without par value ("LPPR Common"), 3,000 shares of which, as of the date hereof, are issued and outstanding and held of record by Lehigh; and

          WHEREAS, the respective Boards of Directors of Lehigh and LPPR deem it advisable and in the best interests of each of such corporations and their respective stockholders that LPPR be merged with and into Lehigh (the "Merger") upon the terms and subject to the conditions hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual agreements herein contained, and in accordance with the laws of the States of Delaware and Pennsylvania, the parties hereto agree that LPPR shall be merged with and into Lehigh and that the terms and conditions of the Merger shall be as follows:

                                    ARTICLE 1

                           MERGER OF LPPR INTO LEHIGH
                                 EFFECTIVE TIME

          SECTION 1.01. At the Effective Time (as defined in Section 1.02 below), LPPR shall be merged with and into Lehigh, the separate existence of LPPR, which is a wholly-owned subsidiary of Lehigh, shall cease, and Lehigh, as the surviving corporation, shall continue its corporate existence under the laws of the State of Pennsylvania and shall succeed, insofar as permitted by law, to all rights, assets, liabilities and obligations of LPPR in accordance with the Business Corporation Law of the State of Pennsylvania (the "PBCL").

          SECTION 1.02. As soon as practicable after each of the conditions set forth in Article 4 has been satisfied or waived, LPPR and Lehigh will file, or cause to be filed, with each of the Secretary of State of the State of Delaware and the Secretary of State of the State of Pennsylvania, a certificate or articles of merger for the Merger, which certificate or articles of merger shall be in the form required by and executed in accordance with applicable provisions of Delaware or Pennsylvania law, as the case may be. The Merger shall become effective at 11:59 p.m. on December 31, 1988 (the "Effective Time").

                                    ARTICLE 2

                           ARTICLES OF INCORPORATION;
                          BY-LAWS; CONVERSION OF SHARES

          SECTION 2.01. The Articles of Incorporation, By-Laws and name of Lehigh in existence and in effect immediately prior to the Effective Time shall be the Articles of Incorporation, By-Laws and name, respectively, of the surviving corporation unless and until the same shall thereafter be altered, amended or repealed.

          SECTION 2.02. The issued and outstanding shares of LPPR shall not be converted or exchanged in any manner inasmuch as Lehigh presently owns directly all of the issued and outstanding shares of LPPR and will continue to own said shares prior to the adoption of this Agreement and Plan of Merger and prior to the Effective Time thereof. Each of the issued and outstanding shares of LPPR shall be surrendered and extinguished at the Effective Time of the Merger. The issued and outstanding shares of Lehigh shall not be converted or exchanged in any manner, but each said share which is issued and outstanding as of the Effective Time of the Merger shall continue to represent one issued and outstanding share of Lehigh.

                                    ARTICLE 3

                                    COVENANTS

          SECTION 3.01. LPPR agrees that it will not, prior to the Effective Time, authorize or issue any additional shares of LPPR Common, any security convertible into, or exchangeable for, shares of LPPR Common or any warrants, options or other rights to purchase or subscribe for any shares of LPPR Common.

          SECTION 3.02. Each party agrees that it will make every reasonable effort to obtain such consents or approvals and to take such further actions as may be necessary or appropriate in furtherance of the transactions contemplated hereby.

                                    ARTICLE 4

                                   CONDITIONS

          The obligations of the parties hereto are subject to the satisfaction of the following conditions, which shall have been satisfied at or prior to the Effective Time:

          SECTION 4.01. All approvals and consents necessary to consummate the Merger shall have been obtained.

          SECTION 4.02. The obligations of each party hereunder shall be subject to the performance, by the other party, of its respective agreements and obligations pursuant hereto. Each party to whom performance is owed may waive, as to itself, the performance of any agreement or obligation, of the other party.

          SECTION 4.03. Notwithstanding satisfaction of the conditions contained in Sections 4.01 and 4.02 hereof, the Board of Directors of Lehigh shall have the right not to proceed with the transactions contemplated by this Agreement if, in its judgment, it determines that such transactions would, for any reason, not be in the best interests of Lehigh or its stockholder(s).

                                    ARTICLE 5

                                  MISCELLANEOUS

          SECTION 5.01. This Agreement shall be construed under and in accordance with, and be governed by, the laws of the State of Pennsylvania applicable to contracts made and to be performed entirely within the State of Pennsylvania.

          SECTION 5.02. This Agreement may be executed in one or more counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts shall together constitute one and the same agreement.

          SECTION 5.03. Subject to Sections 4.01, 4.02 and 4.03 hereof, this Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                           LEHIGH PRESS-PUERTO RICO, INC.


                                           By:
                                               ---------------------------------
                                               William F. Love, Vice president


                                           THE LEHIGH PRESS, INC.

                                           By:
                                               ---------------------------------
                                               John D. DePaul, President

                          COMMONWEALTH OF PENNSYLVANIA

                           [DEPARTMENT OF STATE LOGO]

To All To Whom These Presents Shall Come, Greeting:

          Whereas, Under the provisions of Article IX of the Business Corporation Law (Act of May 5, 1933, P.L. 364), as amended, the Department of State is authorized and required to issue a

                              CERTIFICATE OF MERGER

evidencing the merger of any one or more domestic corporations, and any one or more foreign corporations into one of such corporations under the provisions of that law; and

          Whereas, The stipulations and conditions of that law relating to the merger of such corporations have been fully complied with by LEHIGH PRESS-PUERTO RICO, INC., a Delaware corporation and THE LEHIGH PRESS, INC., the Pennsylvania corporation,

          It is Therefore, Certified, That from the Articles of Merger filed with the Department of State, it appears that LEHIGH PRESS-PUERTO RICO, INC., the Delaware corporation has been merged into and with THE LEHIGH PRESS, INC., the Pennsylvania corporation,

          Therefore, Know Ye, That subject to the Constitution of this Commonwealth, and under authority of the Business Corporation Law, I DO BY THESE PRESENTS, which I have caused to be sealed with the Great Seal of the Commonwealth, hereby declare that THE LEHIGH PRESS, INC. the Pennsylvania corporation shall be the surviving corporation.

                    Given Effective: December 31, 1988 - 11:59 P.M. under my Hand and the Great Seal of the Commonwealth, at the City of Harrisburg, this 22nd day of December in the year of our Lord one thousand nine hundred and eighty-eight and of the Commonwealth the two hundred thirteenth.

                                              /s/James J. Haggerty
                           -----------------------------------------------------
                                          SECRETARY OF THE COMMONWEALTH

Microfilm Number __________    Filed with the Department of State on MAR 23 1992

Entity Number     202583       -------------------------------------------------
                                         Secretary of the Commonwealth

                    STATEMENT OF CHANGE OF REGISTERED OFFICE
                    DSCB:15-1507/4144/5507/6144/8506 (REV 90)

Indicate type of entity (check one):

/X/  Domestic Business Corporation (15 Pa.C.S. Section 1507)

/ /  Foreign Business Corporation (15 Pa.C.S. Section  4144)

/ /  Domestic Nonprofit Corporation (15 Pa.C.S. Section  5507)

/ /  Foreign Nonprofit Corporation (15 Pa.C.S. Section  6144)

/ /  Domestic Limited Partnership (15 Pa.C.S. Section  8506)

          In compliance with the requirements of the applicable provisions of 15 Pa.C.S. (relating to corporations and unincorporated associations) the undersigned corporation or limited partnership, desiring to effect a change of registered office, hereby states that:

1. The name of the Corporation or limited partnership is: The Lehigh Press, Inc.

2. The (a) address of this corporation's or limited partnership's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  30 S. 17th Street, 14th Floor, Philadelphia, PA     19103 Philadelphia
          ----------------------------------------------------------------------
          Number and Street              City          State  Zip   County

     (b)  c/o: _________________________________________________________________
               Name of Commercial Registered Office Provider

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

3.   (Complete part (a) or (b)):

     (a) The address to which the registered office of the corporation or limited partnership in this Commonwealth is to be changed is:

          c/o Vincent P. Haley
          1600 Market Street, Suite 3600, Philadelphia, PA   19103  Philadelphia
          ----------------------------------------------------------------------
          Number and Street               City         State  Zip   County

     (b) The registered office of the corporation or limited partnership shall be provided by:
          c/o:__________________________________________________________________
              Name of Commercial Registered Office Provider

For a corporation or a limited partnership represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation or limited partnership is located for venue and official publication purposes.

4. (STRIKE OUT IF A LIMITED PARTNERSHIP): Such change was authorized by the Board of Directors of the corporation.

          IN TESTIMONY WHEREOF, the undersigned corporation or limited partnership has caused this statement to be signed by a duly authorized officer this 17TH day of JANUARY, 1992


                                           THE LEHIGH PRESS, INC.
                           -----------------------------------------------------
                                   Name of Corporation/Limited Partnership

                           BY:   /s/
                              --------------------------------------------------
                                 (Signature)

                           TITLE: Chairman, President & Chief Executive Officer
                                  ----------------------------------------------

Microfilm Number  None         Filed with the Department of State on MAR 18 1998

Entity Number     202583       -------------------------------------------------
                                         Secretary of the Commonwealth

               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                             DSCB: 15-1918 (REV 90)

          In compliance with the requirements of 15 Pa.C.S. Section 1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.   The name of the Corporation is: The Lehigh Press, Inc.

2. The (a) address of this corporation's current registered office in this Commonwealth or (b) name of its commercial registered office provider and the county of venue is: (the Department is hereby authorized to correct the following information to conform to the records of the Department):

     (a)  c/o Vincent P. Haley, 1600 Market Street, Suite 3600, Philadelphia, PA    19103,  Philadelphia
          -------------------------------------------------------------------------------------------------
          Number and Street                                     City          State  Zip    County

     (b)  c/o:__________________________________________________________________
              Name of Commercial Registered Office Provider

For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

The statute by or under which it was incorporated is: Business Corporation Law (Act No. 106) approved the 5th day of May, A.D. 1933

The date of its incorporation is: Pennsylvania

(Check, and if appropriate complete, one of the following):

/X/ The amendment shall be effective upon filing these Articles of Amendment in the Department of State.

/ /  The amendment shall be effective on: _________________ at _________________
                                                 Date                 Hour

(Check one of the following):

/X/ The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. Section 1914(a) and (b).

/ /  The amendment was adopted by the board of directors pursuant to 15 Pa.C.S.
     Section 1914(c).

(Check , and if appropriate complete, one of the following):

/ /  The amendment adopted by the corporation, set forth in full, is as follows:

/X/ The amendment adopted by the corporation as set forth in full in Exhibit A attached hereto and made a part hereof.

3.   (Check if the amendment restates the Articles):

/X/ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

          IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 18TH day of MARCH, 1998.

                                           THE LEHIGH PRESS, INC.
                           -----------------------------------------------------
                                           (Name of Corporation)

                           By:            /s/ Maria K. White
                              --------------------------------------------------
                                                 (Signature)

                           Title:         Vice President and Secretary
                                 -----------------------------------------------

                                    EXHIBIT A

                              AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                             THE LEHIGH PRESS, INC.

          1.   NAME. The name of the corporation is:

                             The Lehigh Press, Inc.

          2. REGISTERED OFFICE. The commercial registered office in Dauphin County, Pennsylvania is Corporation Service Company.

          3. STATUTE. The corporation is incorporated under the provisions of the Business Corporation Law of 1988, as amended.

          4. TERM. The term for which the Corporation is to exist is perpetual.

          5. CAPITAL STOCK. The aggregate number of common shares which the Corporation shall have authority to issue is One Million (1,000,000) shares of stock with no par value.

          6. AUTHORITY OF BOARD OF DIRECTORS. The Board of Directors shall have the full authority permitted by law to fix by resolution full, limited, multiple or fractional, or no voting rights, and such designations, preferences, qualifications, privileges, limitations, restrictions, options, conversion rights and other special or relative rights of any class or any series of any class that may be desired.

          7. CUMULATIVE VOTING. The shareholders of the Corporation shall not have the right to cumulate their votes in the elections of directors.

          8. BYLAWS. All conditions, qualifications, requirements, privileges and regulations regarding the Board of Directors and the shareholders, including voting rights, shall be fixed and governed by the Bylaws of the Corporation.

                          COMMONWEALTH OF PENNSYLVANIA

                               DEPARTMENT OF STATE

                                DECEMBER 03, 2002

                TO ALL WHOM THESE PRESENTS SHALL COME, GREETING:

                             THE LEHIGH PRESS, INC.

          I, C. Michael Weaver, Secretary of the Commonwealth of Pennsylvania do hereby certify that the foregoing and annexed is a true and correct photocopy of Articles of Incorporation and all Amendments which appear of record in this department.

                                        IN TESTIMONY WHEREOF, I have hereunto
                                        set my hand and caused the Seal of the
                                        Secretary's Office to be affixed, the
                                        day and year above written.

                                                  /s/ C. Michael Weaver
                                        ----------------------------------------
                                                Secretary of Commonwealth